UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

EZFILL HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

EZFILL HOLDINGS, INC.

67 NE 183rd Street, Miami, Florida 33169

305-791-1169

December 29, 2023

NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Stockholders of EzFill Holdings, Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of EzFill Holdings, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), in connection with the corporate actions described below. The holders of a majority of the Company’s voting capital stock by written consents in lieu of meetings delivered on November 21, 2023 pursuant to Section 228 of the Delaware General Corporation Law (“DGCL”) and Section 9 of Article II of our bylaws, and provided approval for the following corporate actions, respectively (the “Authorizations”):

Item 1.	The approval of and filing of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”) from 50,000,000 to 500,000,000 to provide for a sufficient number of authorized shares of Common Stock for the issuances of Common Stock described below.

Item 2.

The approval of the following actions in connection with the entry into an exchange agreement dated as of August 10, 2023, as amended by the amended and restated exchange agreement dated November 2, 2023 (the “Exchange Agreement”) by and between the Company, the members (“Members”) of Next Charging LLC (“Next Charging”), and Michael D. Farkas, as the representative of the Members (“Members’ Representative”), with respect to the acquisition of 100% of the membership interest of the Members in Next Charging (“Membership Interests”), in exchange for the issuance of 100,000,000 shares of Common Stock of the Company (“Exchange Shares”), to the Members:

(a)	Approval of the issuance of the Exchange Shares as required under Nasdaq Listing Rule 5635(a), which requires listed companies to obtain stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, (i) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of the stock, or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock. In addition, Nasdaq Listing Rule 5635(a) requires listed companies to obtain stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if any director, officer or substantial shareholder of the listed company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5% or more, which requirement applies in the case of the issuance of the Exchange Shares because Michael Farkas, who is the beneficial owner of approximately 20% of the Company’s issued and outstanding common stock, holds more than 5% interest in Next Charging, and qualifies as a “substantial shareholder” under Nasdaq rules.

(b)	Approval of the issuance of the Exchange Shares as required under Nasdaq Listing Rule 5635(b), which requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the company.

Item 3.	Approval of the issuance of the Company’s Common Stock as required under NASDAQ Listing Rule 5635(d) in connection with the entry into the following securities purchase agreements and related promissory notes and the security agreement by and between the Company and AJB Capital Investments, LLC (the “Investor”): (i) securities purchase agreement dated as of April 19, 2023, as amended; (ii) securities purchase agreement dated as of September 22, 2023; and (iii) securities purchase agreement dated as of October 13, 2023. The agreements with the Investor contemplate issuance of shares of Common Stock of the Company pursuant to conversion rights available to the Investor upon occurrence of events of default under the promissory notes. Under NASDAQ Listing Rule 5635(d), the Company may not issue shares of Common Stock (or securities convertible into or exercisable for Common Stock) in other than public offerings without stockholder approval if the aggregate number of shares of Common Stock issued would be equal to or greater than 20% of the Company’s issued and outstanding shares of Common Stock as of the date of issuance; and

Item 4.	An amendment to the EzFill Holdings, Inc. 2023 Equity Incentive Plan (the “Plan Amendment”) as adopted by the board of directors of the Company (the “Board”) upon the recommendation of the Compensation Committee. The Plan Amendment relates to an increase in the number of shares of Common Stock that shall be available for the grant of awards under the Plan from 900,000 shares of Common Stock to 2,900,000 shares of Common Stock. The Plan Amendment and any transactions contemplated pursuant to the Plan, as amended by the Plan Amendment will be effective only upon closing of the transactions contemplated in the Exchange Agreement between the Company, Members and the Members’ Representative.

Concurrently with the Authorizations, all of the members of the Board, by written consents in lieu of a meeting, as provided under the DGCL, provided similar authorizations.

This Information Statement is being furnished to our stockholders of record as of December 21, 2023 in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended, and the rules promulgated by the Securities and Exchange Commission thereunder, solely for the purpose of informing our stockholders of the actions taken by the written consent. As the matters set forth in this Information Statement have been duly authorized and approved by the written consent of the holders of more than a majority of the Company’s voting securities, your vote or consent is not requested or required to approve these matters. The Information Statement is provided solely for your information, and also serves the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations prescribed thereunder, including Regulation 14C. This Information Statement also serves as the notice required by Section 228 of the DGCL of the taking of a corporate action without a meeting by less than unanimous written consent of the Company’s stockholders. You do not need to do anything in response to this Notice and the Information Statement.

The actions taken by written consent of the majority stockholders will not become effective until the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date.

THIS IS NOT A NOTICE OF A MEETING AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/ Yehuda Levy
Yehuda Levy

Interim Chief Executive Officer

December 29, 2023

Nasdaq Requirements

The Company is subject to the NASDAQ Stock Market’s Listing Rules because our Common Stock is currently listed on the NASDAQ Capital Market (“NASDAQ”). The issuance of shares of our Common Stock under the agreements described under Items 2 and 3 of this information statement implicate certain of the NASDAQ listing standards requiring prior stockholder approval in order to maintain our listing on NASDAQ.

The foregoing resolutions for the transactions contemplated by the Exchange Agreement under Item 2 above are required because under the terms of the Exchange Agreement, the Company is issuing more than 19.99% of its issued and outstanding Common Stock to the Members.

NASDAQ Listing Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (i) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such securities (or securities convertible into or exercisable for common stock); or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the company. This rule does not define when a change in control of a company may be deemed to occur; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or entity will hold 20% or more of the outstanding shares of common stock or voting power of an issuer and such ownership or voting power of an issuer would represent the largest ownership position in the issuer.

The foregoing resolution for the transactions contemplated by the agreements under Item 3 above is required because under NASDAQ Listing Rule 5635(d), the Company may not issue shares of Common Stock (or securities convertible into or exercisable for Common Stock) in other than public offerings without stockholder approval if the aggregate number of shares of Common Stock issued would be equal to or greater than 20% of the Company’s issued and outstanding shares of Common Stock as of the date of issuance, and the price per share of Common Stock issued is less than the closing price immediately preceding the signing of the binding agreement or the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”).

As a result of the foregoing resolution, on the date which is 20 calendar days after the date of mailing this Information Statement to its shareholders, the Company will comply with NASDAQ Listing Rule 5635(d), as the resolution will then constitute shareholder approval for the Company to issue shares of Common Stock to the Members, in an amount more than 19.99% of the then issued and outstanding Common Stock of the Company, even if the price per share of Common Stock issued in connection with the transactions is less than the Minimum Price.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under the DGCL are afforded to the Company’s stockholders as a result of the approval of the Authorizations.

The consent we have received constitutes the only stockholder approval required under the DGCL, NASDAQ Listing Rules 5635(a), 5635(b) and 5635(d), our Certificate of Incorporation and our Bylaws, to approve the issuance of the issuance of securities under the Exchange Agreement, an increase in our authorized Common Stock and the issuance of securities under the AJB Agreements. Our Board of Directors is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.

Vote Required

The vote, which was required to approve the above Authorizations, was the affirmative vote of the holders of a majority of the Company’s voting stock. Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held.

The date used for purposes of determining the number of outstanding shares of the voting stock of the Company entitled to vote to approve the Exchange Agreement, the Purchase Agreements, the Plan Amendment and the transactions contemplated thereby is November 20, 2023 (the “Voting Record Date”). The record date for determining those shareholders of the Company entitled to receive this Information Statement is the close of business on December 21, 2023 (the “Mailing Record Date”). As of the Voting Record Date, the Company had 4,491,531 shares of voting stock outstanding, with all 4,491,531 shares being Common Stock. All outstanding shares are fully paid and nonassessable.

Vote Obtained

Section 228(a) of the DGCL and Section 9 of Article II of our bylaws provide that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, via written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The approximate ownership percentage of the voting stock of the Company as of the Voting Record Date of the consenting stockholders who voted to approve the Exchange Agreement, the Purchase Agreements, the Plan Amendment and the transactions contemplated thereby totaled in the aggregate 60.58%.

Notice Pursuant to Section 228 of the DGCL

Pursuant to Section 228 of the DGCL, no advance notice is required to be provided to the other shareholders, who have not consented in writing to such action, of the taking of the stated corporate action without a meeting of stockholders. No additional action will be undertaken pursuant to such written consents, and no dissenters’ rights under the DGCL are afforded to the Company’s stockholders as a result of the action to be taken.

Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228 of the DGCL.

SUMMARY TERM SHEET FOR ITEM 2 (ENTRY INTO THE EXCHANGE AGREEMENT AND INCREASE IN AUTHORIZED SHARES FOR ISSUANCE UNDER THE EXCHANGE AGREEMENT)

Summary Term Sheet

The following is a brief summary of the material terms of the Exchange Agreement. This summary highlights certain information contained elsewhere in this Information Statement, including the Annexes to this Information Statement and may not contain all the information that may be important to you. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained in this Information Statement and in the Annexes to this Information Statement. You should carefully read this entire Information Statement, the Annexes to this Information Statement and the other documents referenced herein for a complete understanding of the Exchange Agreement. Capitalized terms used but not defined herein have the meanings assigned to them in the Exchange Agreement.

●	The parties to the Exchange Agreement are EzFill holdings, Inc. a Delaware corporation (“EzFill” or the “Company”), a Delaware corporation, the members (“Members”) of Next Charging LLC, a Florida limited liability company (“Next Charging”), and Michael D. Farkas, as the representative of the Members (the “Members’ Representative”).

●	EzFill Holdings, Inc., a Delaware corporation (the “Company”), a leading on-demand fuel delivery company in Florida and the only mobile fueling company that combines on-demand fills and subscription services which fill customer vehicles on routine intervals.

●	Next Charging LLC has plans to develop and deploy wireless electric vehicle charging technology coupled with battery storage and solar energy solutions.

●	The Company, Members and the Members’ Representative entered into an exchange agreement dated as of August 10, 2023, as amended by the amended and restated exchange agreement dated November 2, 2023 (the “Exchange Agreement”) with respect to the acquisition of 100% of the membership interests of the Members in Next Charging (“Membership Interests”).

●	As consideration for the acquisition of the Membership Interests, the Company will issue 100,000,000 shares of Common Stock of the Company (“Exchange Shares”), to the Members. The Membership Interests will be exchanged for the Exchange Shares which shall be apportioned between the Members pro rata. In the event Next Charging completes the acquisition of the acquisition target as set forth in the Exchange Agreement’s disclosure schedules (directly or indirectly through Next Charging or through a subsidiary of Next Charging) prior to the Closing, then 70,000,000 Exchange Shares will vest on the Closing Date, and the remaining 30,000,000 Exchange Shares will be subject to vesting or forfeiture. In the event Next Charging does not complete such acquisition prior to the Closing, then 35,000,000 Exchange Shares will vest on the Closing Date, and the remaining 65,000,000 Exchange Shares will be subject to vesting or forfeiture (such shares subject to vesting or forfeiture, the “Restricted Shares”).

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●	The Restricted Shares will vest, if at all, according the schedule as specified in the Exchange Agreement. See page 4 below for more information.

●	Pursuant to the terms of the Exchange Agreement: (i) Next Charging will become a wholly-owned subsidiary of the Company, and (ii) the board of directors of the Company will appoint Michael D. Farkas (the Members’ Representative) as the Chief Executive Officer, Director, and Executive Chairman of the Company.

●	Each of the parties to the Exchange Agreement have made certain customary representations and warranties to the other parties. See pages 4-5 below for more information.

●	The closing of the transactions contemplated under the Exchange Agreement is subject to certain customary closing conditions, including (i) that the Company file the Certificate of Amendment with the Secretary of State of the State of Delaware (ii) the receipt of the requisite third-party consents, and (iii) compliance with the rules and regulations of The Nasdaq Stock Market. See page 3 below for more information.

On the Closing Date (as defined in the Exchange Agreement), the Members shall sell, assign, transfer and deliver to the Company, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, all of the Membership Interests.

Parties involved and business conducted:

EzFill Holdings, Inc.

The Company is a leading on-demand fuel delivery company in Florida and the only mobile fueling company that combines on-demand fills and subscription services which fill customer vehicles on routine intervals. The emergence of digital technology, GPS-Based/ On-Demand consumer deliveries, and the sharp increase in home delivery of products and services during the COVID-era are trends expected to continue in the post-COVID economy. The increased adoption rate of such ‘at home’ or ‘at work’ delivery of products and services has become the method both individual and commercial customers prefer. For a more comprehensive discussion of the Company’s business, please refer to our Form 10-K for the fiscal year ended December 31, 2022, filed on March 20, 2023 and the Form S-1 filed on November 28, 2023.

Next Charging LLC, its Members and Members’ Representative

Next Charging is a Florida limited liability company and a renewable energy company formed by Michael D. Farkas and has plans to develop and deploy wireless electric vehicle charging technology coupled with battery storage and solar energy solutions. The members of Next Charging and the Members’ Representative have entered into the Exchange Agreement with the Company.

Contact information for the parties:

Ezfill Holdings, Inc.

Attention: Yehuda Levy

2999 NE 191st Street

Aventura, Florida 33180

Next Charging LLC

Attention: Michael D. Farkas

407 Lincoln Road, Suite 701

Miami Beach, FL 33139

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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

ITEM 1. APPROVAL OF THE INCREASE IN the AUTHORIZED CAPITAL STOCK OF THE COMPANY

The Company into an exchange agreement dated as of August 10, 2023, as amended by the amended and restated exchange agreement dated November 2, 2023 (the “Exchange Agreement”) with the members (“Members”) of Next Charging LLC (“Next Charging”), and Michael D. Farkas, as the representative of the Members (“Members’ Representative”), with respect to the acquisition of 100% of the membership interest of the Members in Next Charging (“Membership Interests”). In exchange for the acquisition of the Membership Interests by the Company, the Exchange Agreement contemplates issuance of 100,000,000 shares of Common Stock of the Company (“Exchange Shares”), to the Members. In addition, the Company has also entered into the following securities purchase agreements and related promissory notes and the security agreement by and between the Company and AJB Capital Investments, LLC (the “Investor”): (i) securities purchase agreement dated as of April 19, 2023, as amended; (ii) securities purchase agreement dated as of September 22, 2023; and (iii) securities purchase agreement dated as of October 13, 2023. The agreements with the Investor contemplate issuance of shares of Common Stock of the Company pursuant to conversion rights available to the Investor upon occurrence of events of default under the promissory notes, more specifically discussed under Item 3 below.

For giving effect to the issuance of the Exchange Shares under the Exchange Agreement and issuance of any shares of Common Stock pursuant to the conversion events under the agreements entered into with the Investor, the majority stockholders of the Company are required to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”) from 50,000,000 to 500,000,000. The increase in the authorized Common Stock is required to provide a sufficient number of authorized shares of Common Stock to allow for issuance of the shares of Common Stock of the Company to the members of Next Charging under the Exchange Agreement.

The Board has also determined it is in the best interest of the Company to increase the total number of authorized shares of Common Stock to provide for the issuance of additional shares of Common Stock in connection with various events, including, but not limited to, future capital raises and potential future acquisitions. As a result, while approval of the increase in the authorized capital stock will be necessary in order to effectuate the Exchange Agreement and the agreements with the Investor, approval of such increase is not conditioned upon these transactions. The approved increase will allow the Company to issue additional shares of Common Stock as needed for such events. In the event the Company issues additional shares to new investors, stockholders of the Company will be diluted.

The holders of 2,720,889 shares of our Common Stock representing approximately 60.58% of our voting power, executed and delivered to the Company written consents on November 21, 2023 approved the Exchange Agreement, the agreements with the Investor, and the transactions contemplated thereunder, including the approval and filing of an amendment to the Company’s Amended and Restated Certificate of Incorporation in the form set out in Annex A to this information statement.

Item 2. Exchange Agreement between Company, members of Next Charging LLC and the representative of the members of Next Charging LLC

This discussion of the transaction is qualified in its entirety by reference to the Exchange Agreement, which is attached to this information statement as Annex B. You should read the entire Exchange Agreement carefully as it is the legal document that governs this transaction.

Terms of the Transaction

Parties to the Exchange Agreement

The Company entered into an exchange agreement on August 10, 2023, as amended by the amended and restated exchange agreement dated November 2, 2023 (the “Exchange Agreement”) with the members (the “Members”) of Next Charging and Michael D. Farkas, an individual, as the representative of the Members (“Members’ Representative”).

The Company is a leading on-demand fuel delivery company in Florida and the only mobile fueling company that combines on-demand fills and subscription services which fill customer vehicles on routine intervals. Next Charging is a renewable energy company formed by Michael D. Farkas. Next Charging has plans to develop and deploy wireless electric vehicle charging technology coupled with battery storage and solar energy solutions.

On August 9, 2023, the Company’s board of directors unanimously approved the Exchange Agreement and the issuance of the Exchange Shares. The holders of 2,720,889 shares of our Common Stock representing approximately 60.58% of our voting power, executed and delivered to the Company written consents on November 21, 2023 approving the Exchange Agreement and the transactions contemplated thereunder, including the issuance of the Exchange Shares.

Structure of the Transaction

Under the Exchange Agreement, the Company will acquire 100% of the membership interest of the Members in Next Charging (“Membership Interests”), in exchange for the issuance of 100,000,000 shares of Common Stock, par value $0.0001 per share, of the Company (“Exchange Shares”), to the Members (such exchange of Common Stock for the Membership Interests, the “Exchange”). The Exchange Shares will be apportioned between the Members pro rata.

Pursuant to the terms of the Exchange Agreement, upon consummation of the transactions contemplated therein: (i) Next Charging will become a wholly-owned subsidiary of the Company, and (ii) the board of directors of the Company will appoint Michael D. Farkas as Chief Executive Officer, Director, and Executive Chairman of the Company.

When Transactions under the Exchange Agreement Become Effective

The closing of the transactions contemplated under the Exchange Agreement are subject to certain customary closing conditions, including: (i) that the Company file a Certificate of Amendment with the Secretary of State of the State of Delaware to increase its authorized common stock from 50 million shares to 500 million shares (ii) the receipt of the requisite third-party consents, and (iii) compliance with the rules and regulations of The Nasdaq Stock Market (“Nasdaq”), which includes the filing of an Initial Listing Application with Nasdaq and approval of such application by Nasdaq.

On the Closing Date (as defined under Section 2.03 of the Exchange Agreement), the Members shall sell, assign, transfer and deliver to the Company, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, all of the Membership Interests. Upon consummation of the transactions contemplated by the Exchange Agreement (the “Closing” and, the date of the Closing, the “Closing Date”), Next Charging will become a wholly-owned subsidiary of the Company. At the Closing, the Company shall enter into a lock-up agreement, in the form as attached in the Exchange Agreement, with (i) each director of the Company; (ii) each officer of the Company; and (iii) each Member, which lock-up agreements shall provide that the equity securities of the Company held by such counterparties to the lock-up agreements are restricted from transfer for a period of twelve (12) months following the Closing, and in each case subject to the terms and conditions of the lock-up agreements. As an additional condition to be satisfied prior to the Closing, Next Charging is also required to take actions to record the assignment to itself of a patent mentioned in the Exchange Agreement.

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Consideration under the Exchange Agreement

Pursuant to Section 2.02(c) of the Exchange Agreement, at the Closing, the Membership Interests will be exchanged for the Exchange Shares which shall be apportioned between the Members pro rata. In the event Next Charging completes the acquisition of the acquisition target as set forth in the Exchange Agreement’s disclosure schedules (directly or indirectly through Next Charging or through a subsidiary of Next Charging) prior to the Closing, then 70,000,000 Exchange Shares will vest on the Closing Date, and the remaining 30,000,000 Exchange Shares will be subject to vesting or forfeiture. In the event Next Charging does not complete such acquisition prior to the Closing, then 35,000,000 Exchange Shares will vest on the Closing Date, and the remaining 65,000,000 Exchange Shares will be subject to vesting or forfeiture (such shares subject to vesting or forfeiture, the “Restricted Shares”).

The Restricted Shares will vest, if at all, according to the following schedule:

(1)	In the event Next Charging does not complete the acquisition of the acquisition target as set forth in the Exchange Agreement’s disclosure schedules (directly or indirectly through Next Charging or through a subsidiary of Next Charging) prior to the Closing, then 35,000,000 of the Restricted Shares shall vest upon the Company (directly or indirectly through Next Charging or a subsidiary of Next Charging), completing the acquisition of such acquisition target. In the event that the Members’ Representative determines that such an acquisition target as set forth in the Exchange Agreement’s disclosure schedules is not capable of being acquired, either prior to or after the Closing, then the Members’ Representative and the Company shall negotiate in good faith to determine a replacement acquisition target, which replacement would thereafter be considered as the acquisition target under the Exchange Agreement; and

(2)	30,000,000 Restricted Shares shall vest upon the Company commercially deploying the third solar, wireless electric vehicle charging, microgrid, and/or battery storage system (such systems as more specifically defined under Section 2.07(d)(ii) of the Exchange Agreement).

Representations and Warranties

The Exchange Agreement contains representations and warranties of the Members’ Representative with respect to the following aspects relating to Next Charging:

●	corporate organization, existence, and good standing;
●	the capitalization of Next Charging including, in particular, the Membership Interests constituting 100% of equity interests in Next Charging and the absence of any options, subscriptions, warrants, rights of conversion or similar securities or rights;
●	the existence of transactions with any affiliates;
●	pending or threatened legal proceedings and government orders;
●	compliance with applicable laws except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect (as defined in the Exchange Agreement);
●	retention of no brokers and finders in connection with the transactions contemplated by the Exchange Agreement;
●	material compliance with applicable environmental laws; and
●	preparation of projections and valuations of Next Charging as provided to the Company in good faith.

The Exchange Agreement also contains customary representations and warranties of the Members (offered severally and not jointly and severally) as of the effective date of the Exchange Agreement (November 2, 2023) and as of the Closing Date with respect to such Member, the Exchange Shares to be received by such Member and the Membership Interests held by such Member in Next Charging.

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The Exchange Agreement contains representations and warranties of the Company as to, among other things:

●	corporate organization, existence, and good standing;
●	no violation of the Company’s organizational documents as defined in the Exchange Agreement for the execution, delivery and performance of the Exchange Agreement, except as otherwise set forth in the Exchange Agreement;
●	no consents required to be made or obtained in connection with the execution and delivery of the Exchange Agreement or the consummation of the transactions contemplated thereby, except as otherwise set forth in the Exchange Agreement;
●	the capitalization of the Company including, in particular, the number of shares of common stock and preferred stock outstanding and the existence of any options, subscriptions, warrants, rights of conversion or similar securities or rights;
●	the Exchange Shares being fully-paid, non-assessable, free and clear of liens, except as otherwise set forth in Section 5.07 of the Exchange Agreement;
●	pending or threatened legal proceedings and government orders;
●	timely filing of all forms, schedules, reports, and other documents required to be filed or furnished with the SEC; and
●	compliance with applicable laws except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect (as defined in the Exchange Agreement).

Termination

The Exchange Agreement may be terminated on or prior to the Closing Date in the following manner:

●	by the mutual written consent of the Company and the Members’ Representative;
●	by the Company: (i) if the conditions to the Closing as set forth in Section 7.01 and Section 7.02 of the Exchange Agreement have not been satisfied or waived by the Company, which waiver the Company may give or withhold in its sole discretion, by December 30, 2023 (“Termination Date”), provided, however, that the Company may not terminate the Exchange Agreement if the reason for the failure of any such condition to occur was the breach of the terms of the Exchange Agreement by the Company; or (ii) if there has been a material violation, breach or inaccuracy of any representation, warranty, covenant or agreement of the Members or the Members’ Representative contained in the Exchange Agreement, which violation, breach or inaccuracy would cause any of the conditions set forth in Section 7.02 of the Exchange Agreement not to be satisfied, and such violation, breach or inaccuracy has not been waived by the Company or cured by the Members or the Members’ Representative, as applicable, within five business days (as defined in the Exchange Agreement) after receipt by the Members’ Representative of written notice thereof from the Company or is not reasonably capable of being cured prior to the Termination Date;
●	by the Members’ Representative: (i) if the conditions to Closing as set forth in Section 7.01 and Section 7.03 of the Exchange Agreement have not been satisfied or waived by the Members’ Representative, which waiver the Members’ Representative may give or withhold in its sole discretion, by the Termination Date, provided, however, that the Members’ Representative may not terminate the Exchange Agreement pursuant to this clause (i) of this Section 8.01(c) if the reason for the failure of any such condition to occur was the breach of the terms of this Agreement by the Members’ Representative or any Member; or (ii) if there has been a material violation, breach or inaccuracy of any representation, warranty, covenant or agreement of the Company contained in the Exchange Agreement, which violation, breach or inaccuracy would cause any of the conditions set forth in Section 7.03 of the Exchange Agreement not to be satisfied, and such violation, breach or inaccuracy has not been waived by the Members’ Representative or cured by the Company, applicable, within five business days (as defined in the Exchange Agreement) after receipt by the Company of written notice thereof from the Members’ Representative or is not reasonably capable of being cured prior to the Termination Date; or
●	By Company or the Members’ Representative, if a court of competent jurisdiction or other governmental authority (as defined in the Exchange Agreement) shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated under the Exchange Agreement and the other transaction documents as defined thereunder and such order or action shall have become final and nonappealable.

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Expenses

Except as otherwise provided in the Exchange Agreement, whether or not the Exchange is consummated, each of the Parties will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with the transactions contemplated under the Exchange Agreement and the other transaction documents as defined therein.

Amendments and Modification

The Exchange Agreement may be amended, modified, superseded, terminated or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the Company and the Members’ Representative.

Specific Performance

The parties to the Exchange Agreement have agreed that each party shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the provisions of the Exchange Agreement and to enforce specifically the terms and provisions hereof, without the proof of actual damages, in addition to any other remedy to which they are entitled at law or in equity.

Governing Law

The Exchange Agreement, and any and all claims, proceedings or causes of action relating to it or arising therefrom or the transactions contemplated herein, including, without limitation, tort claims, statutory claims and contract claims, shall be interpreted, construed, governed and enforced under and solely in accordance with the substantive and procedural Laws of the State of Delaware, in each case as in effect from time to time and as the same may be amended from time to time, and as applied to agreements performed wholly within the State of Delaware.

Consideration offered to stockholders

There is no consideration being offered to the Company’s stockholders.

Reasons for engaging in the Transaction

As a fueling company, the Company deals with many fleet customers, the fleet managers are looking for solutions to transition their fleet to EV. The Company believes that expanding its business offering into the electric vehicle space will help it become fueling agnostic to properly prepare itself for the future. The Company expects that once it has an electric vehicle charging solution it will be able to assist its fleet customers with the transition to EV.

Additionally, the Company’s platform aligns with Next Charging’s goal of developing refueling stations and renewable energy solutions nationwide. By integrating with the Company’s platform, Next Charging’s fueling centers can promote a unified, forward-thinking approach to refueling services where both ICE and EV refueling/recharging services co-exist. As EVs continue to claim a larger market share of vehicle sales, traditional gas station investments are poised to decline in value. This shift augments the potential value of the Company’s app-based fuel delivery services, especially with the decline in traditional gas stations. By leveraging the Company’s distinct proficiency in app-based fuel delivery, this venture is positioned not only as today’s premier integrated ICE provider but also as the EV trailblazer of tomorrow. Therefore, we believe that the planned acquisition of Next Charging will create a leader in the ICE fueling, wireless EV charging, and the broader renewable energy solutions industry.

Vote Required for Approval of the Exchange Agreement and Related Actions

The vote, which was required to approve the Exchange Agreement, the increase in authorized Common Stock of the Company and the issuance of Exchange Shares under the Exchange Agreement in accordance with the requirements under NASDAQ Listing Rule 5635(a) and NASDAQ Listing Rule 5635(b), was the affirmative vote of the holders of a majority of the Company’s voting stock. Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held. The holders of 2,720,889 shares of our Common Stock representing approximately 60.58% of our voting power, executed and delivered to the Company written consents on November 21, 2023 approving the Exchange Agreement, the increase in authorized Common Stock of the Company, and the issuance of the Exchange Shares under the Exchange Agreement in accordance with the requirements under NASDAQ Listing Rule 5635(a) and NASDAQ Listing Rule 5635(b).

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Explanation of Material Differences in the Rights of Stockholders as a Result of the Transaction

The issuance of shares of Common Stock pursuant to the Exchange Agreement that was approved by the consenting stockholders, will dilute the ownership and voting rights of stockholders and could also have a negative effect on the trading price of the Company’s Common Stock.

Accounting Treatment of the Transaction

The following represents the Company’s anticipated accounting treatment upon the closing of the acquisition:

The unaudited pro forma condensed combined financial information included under Annex D of this information statement has been prepared using the acquisition method of accounting under GAAP. GAAP requires that business combinations are accounted for under the acquisition method of accounting, which requires all of the following steps:

(a)	identifying the acquirer;
(b)	determining the acquisition date;
(c)	recognizing and measuring the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; and
(d)	recognizing and measuring goodwill or a gain from a bargain purchase.

On the acquisition date (which for purposes of the proforma condensed combined financial information was September 30, 2023), the identifiable assets acquired and liabilities assumed will be measured at fair value, with limited exceptions.

Both the Company and Next Charging have common ownership, and this transaction is deemed to be with a related party. Prior to the transaction, Michael Farkas owned approximately 20% of the Company and 100% of Next Charging. Since the reverse acquisition occurred with a related party, the Company did not recognize goodwill or any intangible assets, rather an adjustment to additional paid in capital was recorded to reflect the nature of the transaction.

In reporting its weighted average shares outstanding and earnings (loss) per share data, all share and per share amounts have been retroactively restated to the earliest period presented.

The transaction costs associated with the reverse acquisition were $0.

The results of operations for the combined company will be reported prospectively after the acquisition date.

While pro forma adjustments related to the Company’s assets and liabilities were based on estimates of fair value determined from preliminary information received from the Company and initial discussions between Next and the Company’s management, due diligence efforts, and information available in the historical audited financial statements of the Company and the related notes, the detailed valuation studies necessary to arrive at the required estimates of the fair value of the Company’s assets to be acquired and the liabilities to be assumed, as well as the identification of all adjustments necessary to conform Next Charging and the Company’s accounting policies, remain subject to completion.

Next Charging intends to complete the valuations and other studies upon completion of the transaction and will finalize the purchase price allocation as soon as practicable within the measurement period, but in no event later than one year following the closing date of the transaction. The assets and liabilities of the Company have been measured based on various preliminary estimates using assumptions that Next Charging believes is reasonable, based on information that is currently available.

Differences between these preliminary estimates and the final acquisition accounting may occur, and those differences could have a material impact on the accompanying unaudited pro forma condensed combined financial statements and the combined company’s future results of operations and financial position.

The unaudited pro forma condensed combined financial statements constitute forward-looking information and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. See “Cautionary Statement Concerning Forward-Looking Information” and “Risk Factors” included elsewhere in this information statement, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and the Form S-1 dated November 27, 2023 filed on November 28, 2023.

Certain U.S. Federal Income Tax Consequences

For U.S. federal tax purposes, the Exchange of the Exchange Shares is intended to qualify as a “reorganization” within the meaning of Section 351 and Section 368(a) of the Internal Revenue Code of 1986 Code and the Treasury Regulations promulgated thereunder. The parties to the Exchange Agreement adopted the Exchange Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). Next Charging LLC, while a state law unincorporated entity (i.e., an LLC), had lawfully elected effective as of January 1, 2022 to be characterized as a corporation for federal income tax purposes.

Regulatory Approvals

Other than the approval of the Exchange Agreement by the Company’s stockholders under the Delaware General Corporation Law and filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, the Company is not aware of any material federal, state or foreign regulatory requirements or approvals required for the execution of the Exchange Agreement or completion of the transaction thereunder.

Reports, Opinions and Appraisals

There is no report, opinion or appraisal materially relating to the Exchange Agreement received from an outside party, and no such report, opinion or appraisal has been referred to in this referred to in this statement.

Past Contacts, Transactions and Negotiations

The following chronology summarizes the key meetings and events that led to the signing of the Exchange Agreement. This chronology does not purport to catalog every conversation of or among the Company’s executive team, our representatives, or other parties.

The Company’s executive team regularly evaluates the Company’s strategic direction and ongoing business plans with a view toward strengthening its business and enhancing stockholder value. As part of this evaluation, the executive team has, from time to time, considered a variety of strategic alternatives. These have included, among others, (i) the expansion into new markets; (ii) the investment in, and development of, fueling depots; (iii) potential expansion opportunities through acquisitions, partnerships or other commercial relationships; and (iv) business combinations, acquisitions, and other financial and strategic alternatives.

In mid-2023, the Company was approached by one of its largest shareholders, Michael D. Farkas, about an opportunity to expand into the wireless EV Charging and renewable energy space. The opportunity was presented as the purchase of Next Charging, a company then principally owned by Mr. Michael D. Farkas, who was also its managing member.

The Company’s executive team had multiple discussions with Mr. Farkas and the Next Charging team. Mr. Farkas presented the opportunity to the board and management of the Company. On May 23, 2023, the Company and Next Charging executed a term sheet for the Company’s purchase of Next Charging, subject to continued due diligence.

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The Company’s executive team and board had many discussions regarding the different strategic benefits presented by the purchase. After conducting due diligence, on August 10, 2023, the Company entered into the definitive exchange agreement with Next Charging LLC.

Following the execution of the exchange agreement dated August 10, 2023, the closing of the transaction contemplated thereunder was delayed through no fault of either party, Next Charging continued executing on its business plan and due to the progress it had made, Next Charging then approached the Company’s management to re-negotiate the milestones set forth in the definitive agreement. Accordingly, on November 2, 2023, after careful consideration and verification of Next Charging’s progress, the Board of the Company unanimously approved the execution of an amended and restated agreement for the exchange with the members of Next Charging and the Members’ Representative, Michael D. Farkas.

Potential Effect of the Transaction arising out of the Exchange Agreement

Any issuance of additional shares of Common Stock as a result of the Exchange Agreement that was approved by the consenting stockholders pursuant to the Authorization will dilute the ownership and voting rights of stockholders and, depending upon the price at which the shares are issued, could have a negative effect on the trading price of the Company’s Common Stock.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

There were no disagreements related to accounting principles or practices, financial statement disclosure, internal controls or auditing scope or procedure during the two fiscal years ended December 31, 2021 and December 31, 2022 between Next Charging and its independent registered accounting firm, M&K CPAS, PLLC.

Description of Next Charging’s Business

Overview, General Nature and Scope of Next Charging’s Business

Next Charging is a developmental stage company working on solutions in the renewable energy/wireless electric vehicle (“EV”) charging space. Next Charging will be focused on the deployment of smart microgrids coupled with renewable energy generation and battery storage solutions all over the United States, and eventually globally.

Next Charging hopes to be on the forefront of solving issues in the renewable energy space and deploying renewable energy solutions globally. In order to achieve our mission, it plans to develop, own and operate smart microgrid connected renewable energy generation and energy storage facilities across the United States. It has established a team to develop, build, and provide operations and maintenance and customer servicing for our assets. Additionally, it has plans to deploy state of the art wireless EV charging solutions at its customer locations, where appropriate.

Next Charging believes that its merger with the Company/ EzFill is a component in its business plan and acquisition strategy. EzFill has many fleet customers that are already beginning the transition to electric vehicles, and by offering wireless EV charging solutions Next Charging can assist these fleet owners with their transition to EV.

Next NRG LLC (“Next NRG”), a subsidiary of Next Charging, is a developmental stage company working on solutions in the renewable energy/wireless EV charging space. Next NRG’s solutions are supported by seven patented technologies developed by and to be licensed from, Florida International University (“FIU”). These technologies were tested on the largest smart grid dataset in the world. The patents target two different renewable energy industry sectors - smart microgrids/Virtual power plants (“VPP”), and wireless power transfer (“WPT”) technology, created to wirelessly charge EVs. Next Charging is in the process of purchasing an exclusive license in perpetuity for the seven patents that includes all global markets, and full ownership of the products developed based on the patents and plans. The patents covering WPT will be utilized by Next Charging in its plans to develop and deploy wireless EV charging solutions. Next NRG will be focused on the deployment of smart microgrids coupled with renewable energy generation and battery storage solutions all over the United States, and eventually globally.

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The main drivers of renewable energy can be summarized in the following points:

●	Increased global need for energy;
●	Decreasing costs of renewable energy plants;
●	Regulations aiming to decrease pollution from fossil fuel;
●	Political will to use clean and sustainable energy sources; and
●	Incentives and subsidies.

The market size for microgrid was $30 billion in 2022 and is expected to reach $168 billion by 2032 (precedenceresearch.com). The global annual market size for solar farms was $61 billion in 2021 and is expected to reach $230 billion by 2030 (verifiedmarketresearch.com). According to pv-magazine-usa.com, 2022, solar energy accounted for about 4.7% of the total energy production in the United States, up from 3.9% the previous year. This solar power market growth is attributed to factors such as technological advancements in solar technology, rising electricity costs, growing adoption in developing countries, increasing demand for renewable energy.

Next Charging believes that through strategic deployment it will be able to build and operate clean energy systems on commercial properties, schools and municipal buildings. The electricity Next Charging will generate will help customers to gain access to electricity where needed, reduce electricity bills, progress towards decarbonization targets and support resource management needs throughout their asset lifecycles. Next Charging expects its primary product offering to be entering into leases or easements with building or landowners and revenue contracts to sell the power generated by the solar energy system to those landowners, or various commercial, utility, municipal and community solar off-takers. In addition to the sale of clean power, Next Charging plans to address its customer’s needs through wireless EV charging and energy storage offerings, and where applicable, the delivery of gasoline.

The primary challenge that the renewable sources market faces is the uncertainty around energy generation. This problem leads to system supply/demand imbalances that can interrupt power and increase costs. Next Charging’s Artificial Intelligence (“AI”)/Machine Learning (“ML”)-based patented technologies increase forecasting accuracy and efficiency and allow users to combine renewable power sources to improve the power system’s resiliency. The second challenge is the cost of building renewable energy microgrids. To address this challenge, Next NRG hopes to capitalize on government incentives currently available for the deployment of renewable energy solutions. Next Charging believes its offerings will provide multiple advantages to our customers relative to the status quo, such as:

●	Lower electricity bills: Once established, it plans for its process to allow for solar energy credits to get directly applied to a customer’s utility bill, which should allow them to realize immediate savings.
●	Increased accessibility of clean electricity: Through its deployment of microgrid and solar solutions it believes it will be able to provide clean electricity to customers who otherwise would not have been able to construct on-site solar (e.g. apartment and condominium customers). This increases the total addressable market and enables energy security for all.
●	Supporting clean energy ecosystem: Demand for clean sources of electricity is anticipated to only increase. Next Charging strives to support its customers in their continued transition to the clean energy ecosystem through its microgrid, solar and battery storage systems as well as our wireless EV charging stations. It expects that its continued growth and expansion of product offerings will allow it to support even more customers in this transition.

In simple terms, a microgrid is a small-scale power grid that can operate independently or collaboratively with other small power grids. Next NRG’s technology is designed to mitigate risk of utilizing renewable energy, while maximizing energy output efficiencies. Microgrids serve as an effective platform for integrating distributed energy resources (“DERs”) and achieving optimal performance in reduced costs and emissions while bolstering the resilience of a city, a building, or rural communities’ electrification systems. Additionally, they achieve cost savings through peak shaving and selling excess power to offtakers.

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Next NRG is purchasing the license to four patented technologies which enable the creation of smart microgrids and virtual power plants (“VPP”). The algorithms used to secure the patents were developed with the support and research of Federal agencies and have been tested and proven on the infrastructure of the largest renewable energy company in the world. Certain of the above technologies are currently being utilized with approximately 6 million of this renewable energy company’s customers. The combined technologies are referred to as the Next Smart Microgrid and are explained in more detail below.

The RenCast Predictor

●	The RenCast predictor is an online tool which can be independently installed with current and new solar systems using an open API architecture. It can be deployed as a software as a service (“SaaS”) or on-premises depending on customer needs. The RenCast predictions are based on weather parameters coupled with past and future data. Its use of global data sources improves its output accuracy. RenCast uses ML based systems and methods to forecast renewable energy generation using weather station and sensor data.
●	The RenCast Predictor’s renewable energy generation forecast includes a 5-minute, 15-minute, 1-hour, or 7-day prediction with up to 93% accuracy. The system includes weather sensors and imaging cameras. Weather parameters include wind speed, wind direction, ambient temperature, precipitation, atmosphere turbidity, and translucency. The forecaster receives this data from a geo-satellite feed, estimates the cloud cover, and derives the cloud shading profile. The processor receives and uses aggregation data to forecast renewable energy generation.
●	The RenCast Predictor uses the web service API to implement photovoltaic (“PV”)-generation forecasts into the algorithms (e.g., economic dispatch), enabling customers to accurately plan and manage renewable energy generation.

Smart Microgrid Controller

●	The Smart Microgrid Controller integrates and synthesizes systems and AI/ML from multiple power sources to create a comprehensive overview of which source the microgrid should be pulling its energy from.
●	The Smart Microgrid Controller uniquely addresses customer needs to optimize renewable energy use. As smaller versions of main energy grids, microgrids can operate in grid-connected and “island” mode as needed. For example, when severe weather affects the energy grid, a microgrid can operate autonomously using its local energy sources to power buildings or facilities. It connects and disconnects from the grid through a grid-forming inverter, which performs black-starts to independently restart the grid. Using the Smart Microgrid Controller ensures that the customer is always using its best and most reliable source of energy.

The Battery State of Charge (“SOC”) System

●	The Battery SOC provides AI/ML systems to forecast SOC of the systems’ lithium-ion batteries.
●	The system uses a multi-step forecasting process and experimentally obtained decreasing C-rate datasets and with ML to forecast the system batteries’ SOC. The multi-step approach combines at least one univariate technique with ML techniques to forecast first C-rate, voltage, current, and SOC percentage to the ML model and forecast the battery’s SOC using an optimizer and ML model. The parameters from a second C-rate are collected by the battery analyzer and can be stored on the machine-readable medium to train the ML model(s) before forecasting. The forecasted battery SOC can be displayed in operable communication with the processor, the machine-readable medium, and the battery analyzer. This enables the customer to always be informed on the stored energy and health of each battery in the system.

Battery storage is vital. It supports integrating and expanding renewable energy sources, such as solar power, while reducing reliance on fossil fuels. Storing excess energy generated during periods of high renewable generation (sunny or windy) helps mitigate the reliability issues associated with renewable power sources. This equipment can dramatically improve electrification in rural areas, on tribal lands, and in low-income communities in-need of clean, reliable power. Battery energy storage systems provide a versatile and scalable solution for energy storage and power management, load management, backup power, and improved power quality.

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The Portable Emergency AC Energy (“PEACE”) Controller

●	The Peace Controller is a smaller version of the smart microgrid that uses the same AI/ML technologies to provide a mobile source of renewable power in the case of local energy interruption. The controller’s short-term goal is to provide uninterrupted clean energy to consumers during and after natural disasters to power emergency appliances, and for daily use to reduce the energy costs. Long-term the controllers can be scaled up as medium-to-large scale power hubs to provide grid services and network resilience.
●	During power outages the PEACE supplier serves as a mobile power source for users with PV and/or energy storage systems. PEACE can also provide power when users do not have sufficient solar energy for their needs. The supplier includes an inverter to create seamless three-way connection between a PV cell or system, an energy storage unit, and the power grid. Additionally, PEACE includes a web application that displays the location, battery SOC, power generation, local weather systems, and charts.

The RenCast Predictor, the Smart Microgrid Controller, Battery SOC, and PEACE Controller can be combined to turn a renewable energy microgrid into a “smart” system that uses AI/ML to increase the system’s efficiencies by up to 10%. Our smart microgrid solution aggregates accurate estimates of future energy generation and SOC and programs the Smart Microgrid Controller to optimize the energy use based on the customer’s needs.

HOPES Controller (“VPP”)

●	The HOPES controller is still under development.
●	The HOPES controller will allow microgrids in different locations to communicate and control to facilitate VPP applications and provide a VPP concept for grid-connected renewable energy sources.
●	The software component will include predictive and prescriptive computation models to address and mitigate the concerns facing high-penetration scenarios into the grid. The controller allows consumers to integrate novel computational tools for state-of-the-art renewable energy generation forecasting, wide-area aggregation, optimize dynamic renewable hosting capacity, intelligently synchronize devices, and dispatch on-demand. The HOPES Controller will integrate and manage small-to-large-scale renewable energy solutions across smart grids. Additionally it will integrate renewable energies to the grid. The HOPES controller connects individual plants to build a VPP that transfers energy between locations connected through transmission lines based on availability and demand to improve the overall system resiliency.

The HOPES Controller will be able to:

●	Conduct short-term forecasting of the power generated by the renewable energy power plant.
●	Execute a dispatch for bulk energy transfer using a hybrid energy storage module to minimize renewable energy curtailment and increase the renewable energy hosting capacity.
●	Predict renewable energy generation intermittencies with wide-area aggregation using a wavelet theory-based transformation model and cooperative game theoretic modeling.
●	Conduct predictive smart load control to effectively use renewable energy and hybrid energy modules to address critical and deferrable loads and minimize system instabilities.
●	Support functionalities for energy pricing and economics of the grid-connected renewable energy to ensure feasibility of intelligence and visibility of renewable energy.
●	Work with utility-level applications like distributed energy resource management systems and advanced distribution management systems to optimize existing renewable energy power plants.

The first deployments of the Next Charging Smart Microgrid are expected to be on tribal land in the United States. The reason Next Charging is targeting tribal land is because, in 2022, the U.S. Energy Department’s Office of Indian Energy issued a report citing that nearly 17,000 tribal homes were without electricity, with most being in southwestern states and in Alaska. Assistant Secretary for Indian Affairs Mr. Bryan Newland testified before Congress earlier this year that 1 in 5 homes on the Navajo Nation and more than one-third of homes on the neighboring Hopi reservation are without electricity. Our goal is to work with the Native American Tribes to reduce this number to zero.

At each location where the Next NRG Smart Microgrid is deployed, Next Charging plans to evaluate the possibility of deploying Next Charging’s wireless EV charging solutions. These solutions are explained in more detail below.

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EV wireless charging offers several benefits:

●	By definition, the number one benefit of wireless EV charging is that there are no wires. EV owners do not need to carry heavy charging cables or plug their cars in at every charging station, alleviating range anxiety.
●	EV charging cables can become damaged over time, particularly in extreme heat and cold areas, which can be hazardous to the vehicle and its owner. No wires mean less risk, and replacing cables is expensive, too.
●	Wireless charging is simply more convenient, even when only available as static charging – and if and when dynamic charging becomes a reality, it will be extremely convenient as well.

Next Charging’s primary patent covers an electric vehicle charging station, designed as a bumper, that ensures proper alignment between the vehicle’s battery charger and the charger pad in the charging station.

●	Integrated sensors detect the vehicle’s position as it parks.
●	A built-in radio frequency receiver identifies the vehicle through a unique code.
●	Once the system verifies payment with a server, an internal processor activates wireless, inductive charging.
●	The entire setup offers a seamless integration of sleek design, precise vehicle detection, and secure payment verification for efficient charging.
●	Next Charging’s parking bumper patent is the integration of a networked wireless charging bumper with a contactless payment system, and advanced communication protocols and encryption methods.
●	Next Charging is in the process of purchasing the exclusive license for three patents in the wireless power transfer (“WPT”) space - two for the static transfer of energy and one for the dynamic transfer of energy:

The licensed WPT solutions are based on a unique analog architecture. The static solution also provides a bi-direction (grid to vehicle and vehicle to grid) power transfer which allows a charged EV to serve as a reserve generator for the home in case of power failure.

To date, Next Charging’s static and dynamic solutions have been designed and prototypes are being tested at 25 kwh of output in a laboratory environment at FIU. Next Charging expects for this static WPT solution to automate EV charging such that drivers do not need to do anything to charge. There are no cables inside or outside of the car.

Next Charging expects for its dynamic WPT solution to be implemented on highways and public roads so it can provide essentially unlimited range for EVs without plugging-in or stopping for recharging. These solutions will revolutionize the future of transportation systems. Next Charging is working with FIU to deploy the dynamic WPT solution as a pilot for use on their campus and demonstrate its capabilities.

Next Charging’s solutions are not expected to be affected by rain, snow, ice, dust, or dirt. They will be a clean and safe way to charge EVs. Next Charging expect that its bidirectional WPT systems will support connecting grid-to-vehicle (“G2V”) and vehicle-to-grid (“V2G”). It also plans for its systems to be able to integrate with the grid to help create a resilient network to handle disaster conditions. For example, during a hurricane in areas with power outages, EVs with V2G capability would be able to power hospitals, homes, and other critical infrastructure to create a reliable, longer lasting energy source.

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Next Charging believes that it is positioning itself to be able to offer a combination of: (i) wireless charging outputs from 25kwh; (ii) bi-directional wireless charging; and (iii) both static and dynamic wireless EV charging.

The microgrid, solar, and EV Charging markets in the U.S. have been growing steadily with the presence of key players engaged in research and development to increase efficiency and decrease the cost of the components. Next Charging believes the confluence of multiple clean energy trends creates a significant market opportunity. According to the U.S. Energy Information Administration (“EIA”), the U.S. spends $400 billion on electricity each year, of which $200 billion is spent on C&I. An additional $98 billion of investment will be required to meet the country’s 2030 sustainability goals. Renewable energy microgrids have proven an effective tool to help communities respond to natural disasters, and support countries who depend on foreign oil supplies. It may be necessary to rapidly increase the scale and scope of renewable generation assets in the U.S. in order to meet the various targets and commitments set by corporations and governments. Through its strategic partnerships and market-leading financing, Next Charging believes it is positioning itself to help meet this demand and lead in the clean energy transition.

Agreements and Collaborations

License Agreement with Florida International University

Next Charging is in the process of obtaining exclusive licenses to a portfolio of seven patents owned by FIU. Under the licenses, Next Charging will be obligated to pay fixed royalty payments for the licenses to FIU on an annual basis. The terms of the licenses shall continue for the life of the patents or until terminated by either party, pursuant to the terms of the licenses. Next Charging will also have certain performance obligations pursuant to the terms of the licenses.

Intellectual Property

Next Charging is the owner of US Patent No. 10,836,269 which is a patent for an inductive charging parking bumper with automatic payment processing.

Next Charging is in the process of obtaining licenses from FIU to the following U.S. patents related to wireless electric vehicle charging: US Patents Numbered: 10637294; 9919610; and 9731614.

Next Charging is also in the process of obtaining licenses from FIU to the following U.S. patents related to smart microgrid technology: US Patents Numbered: 10326280; 10969436; 10958211; and 11022720.

Next Charging has also filed trademark applications for “NextCharge,” “Next Charge,” “Next Charging,” “NextCharging,” “NextNRG,” “Next NRG,” and the Next logo.

Next Charging owns the domain names: NextCharging.com and NextNRG.com

Regulatory

Although Next Charging is not regulated as a public utility in the United States under applicable national, state or other local regulatory regimes where it conducts business, it competes primarily with regulated utilities. As a result, it has developed and is committed to maintaining a policy team to focus on the key regulatory and legislative issues impacting the entire industry. It believes these efforts help it better navigate local markets through relationships with key stakeholders and facilitate a deep understanding of the national and regional policy environment.

To operate its systems, Next Charging obtains interconnection permission from the applicable local primary electric utility. Depending on the size of the solar energy system and local law requirements, interconnection permission is provided by the local utility directly to us and/or our customers. In almost all cases, interconnection permissions are issued on the basis of a standard process that has been pre-approved by the local public utility commission or other regulatory body with jurisdiction over net metering policies. As such, no additional regulatory approvals are required once interconnection permission is given.

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Next Charging’s operations are subject to stringent and complex federal, state and local laws, including regulations governing the occupational health and safety of our employees and wage regulations. For example, it is subject to the requirements of the federal Occupational Safety and Health Act, as amended (“OSH Act”), and comparable state laws that protect and regulate employee health and safety. Next Charging endeavors to maintain compliance with applicable OSH Act and other comparable government regulations.

Government Incentives

Federal, state and local government bodies provide incentives to owners, distributors, system integrators and manufacturers of solar energy systems to promote solar energy in the form of rebates, tax credits, payments for renewable energy credits (“RECs”) associated with renewable energy generation and exclusion of solar energy systems from property tax assessments. These incentives enable Next Charging to lower the price it charges customers for energy from, and to lease, its solar energy systems, helping to catalyze customer acceptance of solar energy as an alternative to utility-provided power. In addition, for some investors, the acceleration of depreciation creates a valuable tax benefit that reduces the overall cost of the solar energy system and increases the return on investment.

The Inflation Reduction Act of 2022 (the “IRA”), which was passed in August 2022, substantially changed and expanded existing federal tax benefits for renewable energy. The IRA extended the existing framework for investment tax credits (“ITC”) offered by the federal government under Section 48(a) of the Internal Revenue Code (the “Code”) for the installation of certain solar power facilities owned for business purposes. Prior to the IRA, if construction on the facility began before January 1, 2020, the amount of the ITC available was 30%, if construction began during 2020, 2021, or 2022 the amount of the ITC available was 26%, with additional step downs in later years. Projects placed in service before January 1, 2022 are still set at 26%. However, with the enactment of the IRA, solar power facilities installed between 2022 and 2032 will receive a 30% ITC of the cost of installed equipment for ten years so long as the facilities meet wage and apprenticeship requirements or are less than 1 MWac, which will decrease to 26% for solar power facilities installed in 2033 and to 22% for solar power facilities installed in 2034; and for those solar power facilities installed in 2022, the ITC has increased from 22% to 30% if the ITC has not yet been claimed. The prevailing wage rates also must be paid for alteration and repair during the 5 years after a project is placed in service.

Pursuant to the IRA, certain ITC projects are eligible for a 10% domestic content bonus so long as the facilities meet wage and apprenticeship requirements, if all the steel and iron are produced in the United States and at least 40% of the facility is produced in the United States, which domestic content percentage requirement increases for facilities that start construction after 2024 and eventually reach 55% for projects which begin construction in 2027 or later.

Pursuant to the IRA, certain ITC projects are eligible for an additional 10% or 20% energy community bonus so long as the facilities meet wage and apprenticeship requirements, and if the facility owner applies for and receives an environmental justice allocation from the Internal Revenue Service (the “IRS”). Solar (and certain related storage) facilities that are less than 5 MWac that are either located in a low-income community or on Indian land, or are part of a qualified low-income residential building project or a qualified low-income economic benefit project qualify. For example, qualified low-income economic benefit projects can receive a 20% bonus if low-income households receive at least one-half of the financial benefits. The IRS provided taxpayers guidance in Notice 2023-18 for determining the requirements for allocation of the ITC bonus. The IRA also included additional incentives, including in relation to stand-alone storage and claiming interconnection costs under the ITC in certain situations.

Additionally, the Inflation Reduction Act has secured historic levels of funding specifically for Tribal Nations and Native communities, including $32 billion in the American Rescue Plan, $13 billion in the Bipartisan Infrastructure Law, and more than $720 million in the IRA.

The U.S. Department of Energy’s Clean Energy for Low Income Communities Accelerator partnered with state and local leaders that committed $335 million to help 155,000 low-income households access renewable energy and efficiency to save up to 30% or more on energy bills.

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In addition to the incentives at the federal government, more than half of the states, and many local jurisdictions, have established property tax incentives for renewable energy systems that include exemptions, exclusions, abatements and credits. Approximately thirty states and the District of Columbia have adopted a renewable portfolio standard (and approximately eight other states have some voluntary goal) that requires regulated utilities to procure a specified percentage of total electricity delivered in the state from eligible renewable energy sources, such as solar energy systems, by a specified date. To prove compliance with such mandates, utilities must surrender solar renewable energy credits (“SRECs”) to the applicable authority. Solar energy system owners such as our investment funds often are able to sell SRECs to utilities directly or in SREC markets. While there are numerous federal, state and local government incentives that benefit our business, some adverse interpretations or determinations of new and existing laws can have a negative impact on Next Charging’s business.

Manufacturing and Supply

Next Charging plans to purchase equipment, including solar panels, inverters, batteries, wireless charging station components from a variety of manufacturers and suppliers. If one or more of the suppliers and manufacturers that Next Charging relies upon to meet anticipated demand reduces or ceases production, it may be difficult to quickly identify and qualify alternatives on acceptable terms. In addition, equipment prices may increase in the coming years, or not decrease at the rates it has historically experienced, due to tariffs or other factors. Eventually, Next Charging believes it will be manufacturing some, if not all, of its products in-house.

Employees

As of November 30, 2023, Next Charging had 6 full-time employees.

Facilities

Next Charging leases approx. 3,000 square feet of office space, located at 407 Lincoln Road, Ste 9F, Miami Beach, FL 33139.

Financial Information

Unaudited Pro Forma Condensed Combined Financial Information of the Company and Next Charging

Please refer to Annex C for the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022 which give pro forma effect to the Exchange as if it had occurred on January 1, 2023 and 2022, respectively.

Financial Information for Next Charging

Please refer to Annex D for the audited financial statements of Next Charging for the fiscal years ended December 31, 2021 and December 31, 2022, and the unaudited financial information for Next Charging for the nine months ended September 30, 2022 and September 30, 2023.

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Management’s Discussion & Analysis of Financial Condition and Results of Operations of Next Charging

The following discussion and analysis summarizes the significant factors affecting the consolidated operating results, financial condition, liquidity and cash flows of Next Charging as of and for the periods presented below. The following discussion and analysis of our financial condition and results of operations should be read in conjunction with the unaudited condensed consolidated financial statements and related notes included in this information statement and the audited financial statements and notes thereto as of and for the year ended December 31, 2022 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations, both of which are contained in the Form S-1 filed by EzFill Holdings, Inc. with the Securities and Exchange Commission, or SEC, on November 28, 2023. Unless the context requires otherwise, references in this section discussing the management’s discussion and analysis of financial condition and results of operations of Next Charging to “we,” “us,” and “our” refer to Next Charging LLC.

Forward-Looking Statements

The information in this discussion contains forward-looking statements and information within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements, including, without limitation, the risks set forth in our filings with the SEC. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements.

Overview

Next Charging LLC (“Next” or the “Company”) was incorporated on April 20, 2016, under the laws of the State of Florida. Next is a developmental stage company working on solutions in the renewable energy/wireless electric vehicle (“EV”) charging space. Next Charging will be focused on the deployment of smart microgrids coupled with renewable energy generation and battery storage solutions all over the United States, and eventually globally.

Next Charging hopes to be on the forefront of solving issues in the renewable energy space and deploying renewable energy solutions globally. In order to achieve our mission, it plans to develop, own and operate smart microgrid connected renewable energy generation and energy storage facilities across the United States. It has established a team to develop, build, and provide operations and maintenance and customer servicing for our assets. Additionally, it has plans to deploy state of the art wireless EV charging solutions at its customer locations, where appropriate.

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Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP financial measure which we use in our financial performance analyses. This measure should not be considered a substitute for GAAP-basis measures, nor should it be viewed as a substitute for operating results determined in accordance with GAAP. We believe that the presentation of Adjusted EBITDA, a non-GAAP financial measure that excludes the impact of net interest expense, taxes, depreciation, amortization, and stock compensation expense, provides useful supplemental information that is essential to a proper understanding of our financial results. Non-GAAP measures are not formally defined by GAAP, and other entities may use calculation methods that differ from ours for the purposes of calculating Adjusted EBITDA. As a complement to GAAP financial measures, we believe that Adjusted EBITDA assists investors who follow the practice of some investment analysts who adjust GAAP financial measures to exclude items that may obscure underlying performance and distort comparability.

Nine months ended September 30, 2023 compared to the nine months ended September 30, 2022

Operating Expenses

We incurred operating expenses of $465,385 during the nine months ended September 30, 2023, as compared to $6,808 during the prior period, an increase of $458,577. This increase was primarily due to an increase in operations from payroll, marketing and professional services.

Depreciation and Amortization

For the nine months ending September 30, 2023 and 2022, depreciation expenses was $5,555 and $0, respectively. Depreciation increased in the current period as a result of depreciation expense from a newly purchased vehicle in 2023.

Other Income (Expense)

Interest income for the nine months ending September 30, 2023 and 2022 was $137,797 and $1,162, respectively, an increase of $136,635. This increase was due to interest income earned from borrowings to EzFill Holdings, Inc., a related party. Interest expense for the nine months ending September 30, 2023 and 2022 was $38,420 and $2,592, respectively. Interest expense increased in the current period due to increased borrowing from a related party, Michael Farkas.

Liquidity and Capital Resources

Cash Flow Activities

As of September 30, 2023, we had approximately $54,843 in cash and cash equivalents compared to approximately $1,457 at December 31, 2022. In addition, the Company had $1 million in restricted cash as of September 30, 2023.

Operating Activities

Net cash used in operating activities was $382,880 for the nine months ended September 30, 2023, which was made up primarily by the net loss of $366,008, offset by non-cash adjustments of net amount of $89,801 and an increase in note receivable related party of $54,484. Net cash used in operating activities was $5,907 during the prior period, which was made up primarily by the net loss of $8,238.

Investing Activities

During the nine months ended September 30, 2023 net cash provided by investing activities was $1,463,734. The cash provided was the result of the Company purchasing a vehicle for $88,734 and proceeds of $1,375,000 paid to related party. Net cash used by investing activities during the nine months ended September 30, 2022 was $0.

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Financing Activities

The Company generated $2,900,000 of cash flows from financing activities during the nine months ended September 30, 2023, from loans from a related party. For the nine months ended September 30, 2022, $0 of cash flows from financing activities during the nine months ended September 30, 2022.

Sources of Capital

The Company has sustained net losses since inception and does not have sufficient revenues and income to fully fund the operations. As a result, the Company has relied on debt financing to fund its activities to date. For the nine months ended September 30, 2023, the Company had a net loss of $366,008. At September 30, 2023, the Company had an accumulated deficit of $307,593. The Company anticipates that it will continue to generate operating losses and use cash in operations through the foreseeable future.

The Company has limited capital and is currently relying on a related party to fund its operations. There is no assurance that the Company will be able to obtain funds on commercially acceptable terms, if at all. There is also no assurance that the amount of funds the Company might raise will enable the Company to complete its initiatives or attain profitable operations. The Company’s operating needs include the planned costs to operate its business, including amounts required to fund working capital and capital expenditures. The Company’s future capital requirements and the adequacy of its available funds will depend on many factors, including the Company’s ability to successfully expand to new markets, competition, and the need to enter into collaborations with other companies or acquire other companies to enhance or complement its product and service offerings. There can be no assurances that financing will be available on terms which are favorable to us, or at all. If we are unable to raise additional funding to meet our working capital needs in the future, we will be forced to delay, reduce, or cease our operations.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements as defined in Regulation S-K Item 303(a)(4).

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Market for Next Charging’s Equity Interests, Related Stockholder Matters and Purchases of Equity Interests

Market Information

Next Charging’s membership interests are not currently traded on any exchange.

Dividends

Next Charging has not paid cash dividends on its stock since inception and has no intention to do so in the foreseeable future.

Equity Compensation Plans

Next Charging does not currently have an equity compensation plan.

Potential Interest of Certain Persons in Matters to Be Acted Upon

The Members’ Representative for Next Charging (Michael D. Farkas) is the managing member of Next Charging and has also lent sums amounting to $2,925,000 through the issuance of 15 promissory notes to Next Charging. The Members’ Representative is also the beneficial owner of approximately 20% of the Company’s issued and outstanding common stock. Furthermore, pursuant to the terms of the Exchange Agreement, upon consummation of the transactions contemplated therein, the board of directors of the Company will appoint Michael D. Farkas as Chief Executive Officer, Director, and Executive Chairman of the Company.

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Risks Related to Transactions contemplated by the Exchange Agreement

Neither the Company’s board of directors nor any committee thereof obtained a fairness opinion (or any similar report or appraisal) in determining whether or not to pursue the acquisition of Next Charging, which is owned by the Company’s largest shareholder. Consequently, there is no assurance from an independent source that the price the Company is paying for Next Charging is fair to the Company — and, by extension, its securityholders — from a financial point of view.

Neither the Company’s board of directors nor any committee thereof is required to obtain an opinion (or any similar report) from an independent investment banking or accounting firm that the price that the Company is paying for Next Charging is fair to the Company from a financial point of view, although pursuant to Nasdaq Rule 5630 the Company is required to conduct an appropriate review and oversight of all related party transactions for potential conflict of interest situations on an ongoing basis by the Company’s audit committee or another independent body of the board of directors. In analyzing the acquisition of Next Charging, the Company’s board of directors reviewed summaries of due diligence results and financial analyses prepared by management. The Company’s board of directors also consulted with legal counsel and with the Company management and considered a number of factors, uncertainty and risks and concluded that the acquisition of Next Charging was in the best interest of the Company’s stockholders. The Company’s board of directors believes that because of the professional experience and background of its directors, it was qualified to conclude that the acquisition of Next Charging was fair from a financial perspective to its stockholders. Accordingly, investors will be relying solely on the judgment of the Company’s board of directors in valuing Next Charging, and the Company’s board of directors may not have properly valued such acquisition. As a result, the terms may not be fair from a financial point of view to the public stockholders of the Company.

If the conditions to the Exchange are not met, the Exchange may not occur.

Although the Exchange was approved by the stockholders of the Company and the members of Next Charging, specified conditions must be satisfied or waived to complete the Exchange. These conditions are described in detail in the Exchange Agreement and in addition to stockholder and member consent, include among other requirements, (i) receipt of requisite regulatory approvals and no law or order preventing the transactions, (ii) the representations and warranties of the representative of the members of Next Charging and of such members being true and correct as of the date of the Exchange Agreement and as of the Closing in all material respects, (iii) the Company having amended its Certificate of Incorporation to increase its authorized share capital and having completed and filed a listing of additional securities with Nasdaq and the waiting period thereunder shall have expired, and the Company shall have completed such additional requirements of Nasdaq such that the Share Exchange may be consummated in compliance with the rules and regulations of Nasdaq, (iv) no Material Adverse Effect with respect to Next Charging, (v) the members of the post-Closing board being elected or appointed, (vi) Next Charging shall have provided to the Company audited financial statements for Next Charging and related auditor reports thereon from a Public Company Accounting Oversight Board-registered auditor, which consents to the inclusion of its statements in SEC public filings, for each of the two most recently ended fiscal years and any other period audited or unaudited but reviewed financials are required to be included in the Company’s SEC filings following the closing pursuant to applicable law, and unaudited statements for any other required interim periods, and (vi) the stockholder approval by the Company’s stockholders shall have become effective under applicable law, including the requirement that this Information Statement on Schedule 14C shall have been disseminated to the Company’s stockholders at least 20 days prior to the closing of the Share Exchange. The Company and Next Charging cannot assure you that all of the conditions will be satisfied. If the conditions are not satisfied or waived, the Exchange may not occur, or may be delayed and such delay may cause the Company and Next Charging to each lose some or all of the intended benefits of the Exchange.

Next Charging has a very limited operating history, which makes it difficult to evaluate its business and prospects.

Risk’s Relating to Next Charging’s Business:

Next Charging’s business is subject to numerous risks and uncertainties, including those highlighted in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and the Form S-1 dated November 27, 2023 filed on November 28, 2023, which represent challenges that we face in connection with the successful implementation of our strategy and growth of our business. The occurrence of one or more of the events or circumstances described in that section, alone or in combination with other events or circumstances, may have a material adverse effect on Next Charging’s business, cash flows, financial condition and results of operations. These risk factors include, but are not limited to, the following:

●	If Next Charging cannot compete successfully against other solar and energy companies, we may not be successful in developing our operations and our business may suffer;
●	With respect to providing electricity on a price-competitive basis, solar systems face competition from traditional regulated electric utilities, from less-regulated third party energy service providers and from new renewable energy companies;
●	A material reduction in the retail price of traditional utility-generated electricity or electricity from other sources could harm Next Charging’s business, financial condition, results of operations and prospects;

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●	Due to the limited number of suppliers in Next Charging’s industry, the acquisition of any of these suppliers by a competitor or any shortage, delay, quality issue, price change, or other limitations in its ability to obtain requisite components or technologies it uses could result in adverse effects;
●	Although Next Charging’s business has benefited from the declining cost of solar panels in the past, its financial results may be harmed with the recent increase in the price of solar panels, and its costs overall may continue to increase in the future due to further increases in the cost of solar panels and tariffs on imported solar panels imposed by the U.S. government;
●	The operation and maintenance of Next Charging’s facilities is subject to many operational risks, the consequences of which could have a material adverse effect on our business, financial condition, results of operations and prospects;
●	Next Charging’s business, financial condition, results of operations and prospects could suffer if it does not proceed with projects under development or is unable to complete the construction of, or capital improvements to, facilities on schedule or within budget;
●	Next Charging faces risks related to project siting, financing, construction, permitting, supply chain delays, governmental approvals and the negotiation of project development agreements that may impede their development and operating activities; and
●	While Next Charging’s growth strategy includes seeking acquisitions of operating solar power generation assets and portfolios, it may not be successful in identifying or making any acquisitions in the future. Further, it may not realize the anticipated benefits of acquisitions, and integration of these acquisitions may disrupt its business and management.
●	Next Charging may not be able to successfully close on our planned acquisitions.
●	Next Charging may not be able to obtain the licenses from FIU.
●	Next Charging may not be able to properly develop the technologies covered by the FIU patents.

Risks Relating to the Company’s Business and Operations

You should read and consider risk factors specific to the Company’s business and operations that will also affect the Company after the Exchange. These risks are described in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and the Form S-1 dated November 27, 2023 filed on November 28, 2023. See the section titled “Additional Information – Incorporation by Reference” on page 33 for the location of information incorporated by reference into this Statement.

Information Relating to the Company

For information about the Company, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and the Form S-1 dated November 27, 2023 filed on November 28, 2023, including the section therein titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, which is incorporated herein by reference.

Item 3. Purchase Agreements, PROMISSORY NOTES AND SECURITY AGREEMENT between the Company and AJB Capital Investments, LLC

This discussion of the transaction is qualified by reference to the Purchase Agreements, the promissory notes, the security agreement and any amendments thereto which are incorporated by reference to this Information Statement. You should read the Purchase Agreements, the promissory notes, the security agreement and any amendments thereto carefully as they are the legal documents that govern the transactions.

The Company entered into the following securities purchase agreements (and any amendments and related agreements thereto, including the promissory notes and the security agreement) by and among the Corporation and AJB Capital Investments, LLC (“Investor”) (the agreements, “Purchase Agreements”):

(1)	A securities purchase agreement dated April 19, 2023 and amended on May 17, 2023, August 3, 2023, September 18, 2023, and October 25, 2023 (“First Purchase Agreement”), with respect to the sale and issuance to the Investor of: (i) an initial commitment fee in the amount of $700,000 in the form of 2,000,000 shares (the “Commitment Fee Shares”) of the Company’s Common Stock and (ii) a promissory note in the aggregate principal amount of $1,500,000 (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms of the Purchase Agreement), subsequently amended and restated on May 17, 2023 (“First AJB Promissory Note”).

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(2)	A securities purchase agreement dated September 22, 2023 (“Second Purchase Agreement”) with respect to issuance of issue a promissory note to the Investor in the principal amount of $600,000, with an original issue discount of $60,000, which note is convertible into shares of common stock, par value $0.0001 per share, of the Company following an event of default (“Second AJB Promissory Note”).

(3)	A securities purchase agreement dated October 13, 2023 (“Third Purchase Agreement”) with respect to issuance of issue a promissory note to the Investor in the principal amount of $320,000, with an original issue discount of $48,000, which note is convertible into shares of common stock, par value $0.0001 per share, of the Company following an event of default (“Third AJB Promissory Note”).

In connection with the Purchase Agreements, the Company and Investor also entered into a security agreement dated April 19, 2023, as amended on September 22, 2023, and October 13, 2023 (“Security Agreement”).

Additional details in relation to the Purchase Agreements, promissory notes and the security agreement are as follows:

(1)	First Purchase Agreement, First AJB Promissory Note and the security agreement

Pursuant to the terms of the First Purchase Agreement, the initial Commitment Fee Shares were issued at a value of $700,000, the First AJB Promissory Note was issued in a principal amount of $1,500,000 for a purchase price of $1,350,000, resulting in an original issue discount of $150,000. The net proceeds received by the Company from the Investor for the issuance of the Commitment Fee Shares and the First AJB Promissory Note was $1,260,000, due to a reduction in the $1,350,000 purchase price as a result of broker, legal, and transaction fees.

The First Purchase Agreement includes additional Company obligations including obligations to satisfy the current public information requirements under SEC Rule 144(c) and obligations with respect to the use of proceeds from the sale of securities under the First Purchase Agreement. Pursuant to the terms of the First Purchase Agreement, the Company granted the Investor certain rights to accept the securities issued in certain future Company financings in lieu of the securities issued pursuant to the First Purchase Agreement.

The First AJB Promissory Note matures six (6) months after the original issue date as defined thereunder, and provides for interest to accrue at an interest rate equal to 10% per annum, or, upon an event of default, as defined in the First AJB Promissory Note, the lesser of (i) 18% per annum, and (ii) the maximum amount permitted under law (the “Default Interest”). The Investor shall have the right, only following an event of default and ending on the date of payment of the default, to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the First AJB Promissory Note into fully paid and non-assessable shares of the Company’s Common Stock, as such Common Stock existed on the date of issuance of the shares underlying the First AJB Promissory Note, or any shares of capital stock or other securities of the Company into which such Common Stock shall thereafter be changed or reclassified (the “Conversion Shares”).

The First AJB Promissory Note is subject to adjustment upon certain events such as distributions and mergers, and has anti-dilution protections for issuance of securities by the Company at a price that is lower than the then-current conversion price except for certain exempt issuances. In addition, if, at any time while the First AJB Promissory Note is issued and outstanding, the Company issues any convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of the Company’s Common Stock, then the Investor will be entitled to acquire, upon the terms applicable to such sales, the aggregate number of shares it could have acquired if the First AJB Promissory Note had been converted.

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The First AJB Promissory Note also contains certain negative covenants, including prohibitions on incurrence of indebtedness without the Investor’s consent, sales of assets, stock repurchases, and distributions. The Investor may not convert the First AJB Promissory Note into an amount of shares of Common Stock that would result in the beneficial ownership by the Investor and its affiliates of greater than 9.99% of the number of shares of Common Stock outstanding. The First AJB Promissory Note may be prepaid at any time. The First AJB Promissory Note includes customary events of default, including, among other things, payment defaults, covenant breaches, breaches of certain representations and warranties, certain events of bankruptcy, liquidation and suspension of the Company’s Common Stock from trading. If such an event of default occurs, the holders of the First AJB Promissory Note may be entitled to take various actions, which may include the acceleration of amounts due under the First AJB Promissory Note and accrual of interest as described above, as well as the conversion of the First AJB Promissory Note.

On May 17, 2023, the Company and AJB entered into an amendment to the first purchase agreement (the “First Amendment Agreement”). Pursuant to the First Amendment Agreement, the Company was given additional time within which to receive the stockholder approval required by the First Purchase Agreement. The First Amendment Agreement also provided for amending the First AJB Promissory Note that was issued on April 19, 2023 pursuant to the Purchase Agreement and, on May 17, 2023, the Company executed an amended and restated Promissory Note. Pursuant to the amended and restated promissory note, the conversion price was amended to add a floor price such that as revised the conversion price (as adjusted) will equal (x) until the date of the stockholder approval the greater of (a) $5.92, and (b) the lower of the average weighted volume average price (VWAP) over the ten (10) trading day period either (i) ending on date of conversion of the amended and restated promissory note or (ii) the date thereof and (y) following the date of the stockholder approval, the greater of the average VWAP over the ten (10) trading day period either (i) ending on date of conversion of the amended and restated promissory note or (ii) $0.20 (the “Floor Price”). For the avoidance of doubt, no conversion may be effected under the First AJB Promissory Note at a price per share less than the Floor Price, notwithstanding the receipt of Shareholder Approval.

Under the amended and restated promissory note, the holder only has a conversion right following an event of default (as defined in such amended and restated promissory note).

The Company and AJB entered into certain amendments to the Purchase Agreement dated August 3, 2023, and September 18, 2023 providing the Company with additional time within which to receive the Shareholder Approval required by the Purchase Agreement (“Amended Purchase Agreement”). Subsequently, on November 1, 2023, the Company and AJB executed an additional amendment to the Amended Purchase Agreement (the “November Amendment”), retroactively effective as of October 25, 2023, providing the Company until November 30, 2023 to obtain the Shareholder Approval required by the Purchase Agreement.

(2)	Second Purchase Agreement, Second AJB Promissory Note and the first amendment to security agreement

Pursuant to the terms of the Second Purchase Agreement, on the closing date, the Investor will pay a purchase price of $540,000 to the Company and the Company will deliver the executed note along with 150,000 shares of its common stock (the “Second Commitment Fee Shares”). Pursuant to the Second AJB Promissory Note, the Company agreed to reserve 637,500 shares for issuance upon conversion of the Second AJB Promissory Note. For purposes of clarity, clause (ii) of Section 4(o) of the First Purchase Agreement, dated as of April 19, 2023, as amended on May 17 and August 3, 2023, between the parties was deleted because the Company extended the First AJB Promissory Note for an additional 6 months. The Agreement was executed in reliance upon Regulation D, the Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

As discussed above, on September 22, 2023, the Company and its transfer agent, Worldwide Stock Transfer, entered into an irrevocable letter agreement with respect to the issuance of 150,000 shares of the Common Stock of the Company representing the Second Commitment Shares and the reservation of 637,500 shares of common stock of the Company to be issued upon conversion of the Second AJB Promissory Note.

The Second AJB Promissory Note is convertible into shares of common stock, par value $0.0001 per share, of the Company, following an event of default. The Note has an interest rate of ten percent (10%) per calendar year. The interest is payable monthly beginning one month following the issuance of the Second AJB Promissory Note. All principal and accrued but unpaid interest, along with any other amounts, will be due on March 22, 2024, unless extended in accordance with the terms of the Second AJB Promissory Note. The Note can be prepaid in whole or in part without penalty. Any amount of principal or interest on the Second AJB Promissory Note that is not paid when due will incur interest at the rate of the lesser of (i) eighteen percent (18%) per annum and (ii) the maximum amount permitted under law from the due date (the “Second Note Default Interest”). The Second Note Default Interest will begin accruing upon an event of default and will be computed on the basis of a 360-day year and the number of days elapsed.

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The Investor shall have the right, only following an event of default and ending on the date of payment of the default, to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Second AJB Promissory Note into fully paid and non-assessable shares of the Company’s Common Stock, as such Common Stock exists on the date of issuance of the shares underlying the Second AJB Promissory Note, or any shares of capital stock or other securities of the Company into which such Common Stock shall thereafter be changed or reclassified (the “Conversion Shares”).

The conversion price shall equal (x) until the date of approval of the holders of a majority of the Company’s outstanding voting Common Stock: (a) $1.23 (the “Nasdaq Minimum Price”) and (b) the lower of the average VWAP over the ten (10) trading day period either (i) ending on date of conversion of the Second AJB Promissory Note of (ii) the date hereof and (y) following the date of the stockholder approval, the greater of the average VWAP over the ten (10) Trading Day period either (i) ending on the date of conversion of this Note or (ii) $0.20 (the “Second Note Floor Price”). No conversion may be effected under the Second AJB Promissory at a price per share less than the Second Note Floor Price, notwithstanding the receipt of approval from the Company’s shareholders.

The Second AJB Promissory Note is subject to adjustment upon certain events such as distributions and mergers, and has anti-dilution protections for issuance of securities by the Company at a price that is lower than the then-current conversion price except for certain exempt issuances. In addition, if, at any time while the Second AJB Promissory Note is issued and outstanding, the Company issues any convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of common stock, then the Investor will be entitled to acquire, upon the terms applicable to such sales, the aggregate number of shares it could have acquired if the Note had been converted.

Also on September 22, 2023, the Company and the Investor entered into a first amendment to the security agreement, which amends the security agreement dated April 19, 2023, pursuant to which the Company granted a security interest in its assets to secure the obligations of the Company in respect to the First AJB Promissory Note. The security agreement was amended to revise the Obligations definition in Section 1 of the security agreement to include the new agreements.

(3)	Third Purchase Agreement, Third AJB Promissory Note and the second amendment to security agreement

The Third AJB Promissory Note has an original issue discount of $48,000 (the “OID”), to cover the Investor’s monitoring costs associated with the purchase and sale of the Note, which is included in the principal balance. The purchase price will be $272,000, computed as follows: the Principal Amount minus the OID (the “Purchase Price”).

On the closing date, the Investor paid a purchase price of $272,000 to the Company and the Company delivered the executed note along with 260,000 shares of its Common Stock (the “Third Commitment Fee Shares”). Pursuant to the Third AJB Promissory Note, the Company agreed to reserve 460,000 shares for issuance upon a conversion of the Third AJB Promissory Note. The Agreement was executed in reliance upon Regulation D, the Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

The Third AJB Promissory Note is convertible into shares of the Company’s Common Stock following an event of default. The Third AJB Promissory Note has an interest rate of the lesser of (i) eighteen percent (18%) per annum and (ii) the maximum amount permitted under law from the due date thereof until the same is paid (the “Third Note Default Interest”). The Third Note Default Interest will begin accruing upon an event of default and will be computed on the basis of a 360-day year and the actual number of days elapsed. The principal amount, along with any other amounts, will be due on January 13, 2024. The Third AJB Promissory Note can be prepaid in whole or in part without penalty.

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The Investor has the right, only following an event of default and ending on the date of payment of the default, to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Third AJB Promissory Note into fully paid and non-assessable shares of the Company’s Common Stock, as such Common Stock exists on the date of issuance of the shares underlying the Note, or any shares of capital stock or other securities of the Company into which such Common Stock shall thereafter be changed or reclassified (the “Conversion Shares”).

The conversion price shall equal (a) until the date of approval of the holders of a majority of the Company’s outstanding voting Common Stock: (a) $1.23 and (b) the lower of the average VWAP over the ten (10) trading day period either (i) ending on date of conversion of the Third AJB Promissory Note or (ii) the date hereof and (y) following the date of the stockholder approval, the greater of the average VWAP over the ten (10) Trading Day period either (i) ending on the date of conversion of this Note or (ii) $0.20 (the “Third Note Floor Price”). No conversion may be effected under the Third AJB Promissory Note at a price per share less than the Third Note Floor Price, notwithstanding the receipt of approval from the Company’s shareholders.

The Third AJB Promissory Note is subject to adjustment upon certain events such as distributions and mergers, and has anti-dilution protections for issuance of securities by the Company at a price that is lower than the then-current conversion price except for certain exempt issuances. In addition, if, at any time while the Third AJB Promissory Note is issued and outstanding, the Company issues any convertible securities or rights to purchase stock, warrants, or securities pro rata to the record holders of any class of Common Stock, then the Investor will be entitled to acquire, upon the terms applicable to such sales, the aggregate number of shares it could have acquired if the Note had been converted.

On October 13, 2023, the Company and its transfer agent, Worldwide Stock Transfer, entered into an irrevocable letter agreement with respect to the issuance of 260,000 shares of Common Stock representing the Third Commitment Fee Shares and the reservation of 460,000 shares of Common Stock of the Company to be issued upon conversion of the Third AJB Promissory Note.

Upon the Investor’s request, the Company will instruct its transfer agent to issue from time to time following Closing certificate(s) or book entry statement(s) for an aggregate amount of 260,000 shares of Common Stock, such that the Investor will never be in possession of more than 9.99% of the issued and outstanding Common Stock of the Company; provided, however that (i) such ownership restriction can be waived by the Investor, in whole or in part, upon 61 days’ prior written notice, (ii) the Company will not issue such shares until such time as Investor’s ownership is less than 9.99%, or (iii) upon request by Investor, the Company shall issue pre-funded warrants providing the Investor with the same economic benefits as if the shares had been issued to it.

Also on October 13, 2023, the Company and the Investor entered into a second amendment to the security agreement, which amends the security agreement dated April 19, 2023, pursuant to which the Company initially granted a security interest in its assets to secure the obligations of the Company in respect of the First Purchase Agreement. The security agreement was previously amended on September 22, 2023. The second amendment to the security agreement revises the Obligations definition in Section 1 to include the new agreements.

By way of written consents delivered on November 21, 2023, a majority of the Company’s shareholders holding 2,720,889 shares of our Common Stock representing approximately 60.58% of our voting power approved the transactions contemplated under the Purchase Agreements, the First, Second and Third AJB Promissory Notes, the security agreement, and any amendments thereto in accordance with the requirement under NASDAQ Listing Rule 5635(d).

Item 4. Amendment to EzFill Holdings, Inc. 2023 Equity Incentive Plan

This discussion of this item is qualified in its entirety by reference to the EzFill Holdings, Inc. 2023 Equity Incentive Plan, as amended.

The Board of Directors of the Company (the “Board”), upon a recommendation of the Compensation Committee of the Board (“Compensation Committee”) had previously approved the EzFill Holdings, Inc.’s 2023 Equity Incentive Plan (“Plan”) to provide stock-based incentives that align the interests of employees, consultants and directors with those of the shareholders of the Company by motivating its employees to achieve long-term results and rewarding them for their achievements; and to attract and retain the types of employees, consultants and directors who will contribute to the Company’s long range success. The Plan was subsequently approved by the Stockholders of the Company.

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On November 20, 2023, the Board upon the recommendation of the Compensation Committee approved and recommended to the stockholders of the Company, an amendment to the Plan (such amendment, the “Plan Amendment”). The Plan Amendment increases the number of shares of Common Stock of the Company that shall be available for the grant of awards under the Plan from 900,000 shares of Common Stock to 2,900,000 shares of Common Stock and will be effective only upon closing of the transactions contemplated by the Exchange Agreement.

By way of written consents delivered on November 21, 2023, a majority of the Company’s shareholders holding 2,720,889 shares of our Common Stock representing approximately 60.58% of our voting power approved the Plan Amendment, subject to the Plan Amendment being effective only upon closing the transactions contemplated by the Exchange Agreement.

Summary of Material Features of the Plan

The following summary of the material terms of the Plan is qualified in its entirety by the full text of the Plan, a copy of which is included under Annex A in the proxy statement in Form DEF 14A filed by the Company on April 28, 2023 and the amendment to the Plan, a copy of which is included under Annex E to this information statement. You also may obtain a copy of the Plan, free of charge, by writing to the Company, Attention: Corporate Secretary, EzFill Holdings, Inc., 67 NE 183rd Street, Miami, FL 33169.

Effective Date; Duration of the Plan

The Plan became effective upon approval by the Company’s shareholders and will remain in effect until the tenth anniversary of the date it is approved by shareholders, unless terminated earlier by the Board.

Plan Administration

The Plan will be administered by the Committee. The Committee will have the authority to, among other things, interpret the Plan, determine who will be granted awards under the Plan, determine the terms and conditions of each award, and take action as it determines to be necessary or advisable for the administration of the Plan.

Eligibility

The Committee may grant awards to any employee, officer, consultant or director of the Company and its affiliates. Only employees are eligible to receive incentive stock options. Non-employee directors currently receive awards as described in this proxy statement under Director Compensation and the Company’s named executive officers receive awards as described in this proxy statement under Compensation, Discussion & Analysis and Executive Compensation.

Shares Available for Awards; Limits on Awards

The Plan authorizes the issuance of up to 2,900,000 shares of common stock (the “Total Share Reserve”).

Up to 2,900,000 of the Total Share Reserve may be issued under the Plan, in the aggregate, through the exercise of incentive stock options.

If any outstanding award expires or is canceled, forfeited, or terminated without issuance of the full number of shares of common stock to which the award related, then the shares subject to such award will again become available for future grant under the Plan.

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Shares tendered in payment of the option exercise price or delivered or withheld by the Company to satisfy any tax withholding obligation, or shares covered by a stock-settled stock appreciation right or other awards that were not issued upon the settlement of the award will not again become available for future grants under the Plan.

The Committee will make appropriate adjustments to these limits in the event of certain changes in the capitalization of the Company (see Adjustments Upon Changes in Stock).

Types of Awards That May Be Granted

Subject to the limits in the Plan, the Committee has the authority to set the size and type of award and any vesting or performance conditions. The types of awards that may be granted under the Plan are: stock options (including both incentive stock options (ISOs) and nonqualified stock options), stock appreciation rights (SARs), restricted stock, restricted stock units (RSUs), performance awards, cash awards and other stock-based awards.

Stock Options

A stock option is the right to purchase shares of common stock at a future date at a specified price per share called the exercise price. An option may be either an ISO or a nonqualified stock option. ISOs and nonqualified stock options are taxed differently, as described under Federal Income Tax Treatment of Awards Under the Plan. Except in the case of options granted pursuant to an assumption or substitution for another option, the exercise price of a stock option may not be less than the fair market value (or in the case of an ISO granted to a ten percent shareholder, 110% of the fair market value) of a share of common stock on the grant date. Full payment of the exercise price must be made at the time of such exercise either in cash or bank check or in another manner approved by the Committee.

Stock Appreciation Rights

A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the exercise price. The exercise price of a SAR may not be less than the fair market value of a share of common stock on the grant date. SARs may be granted alone (“freestanding rights”) or in tandem with options (“related rights”).

Restricted Stock

A restricted stock award is an award of actual shares of common stock which are subject to certain restrictions for a period of time determined by the Committee. Restricted stock may be held by the Company in escrow or delivered to the participant pending the release of the restrictions. Participants who receive restricted stock awards generally have the rights and privileges of shareholders regarding the shares of restricted stock during the restricted period, including the right to vote and the right to receive dividends

Restricted Stock Units

An RSU is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock, which are subject to certain restrictions for a period of time determined by the Committee. No shares of common stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award. Because no shares are outstanding, the participant does not have any rights as a shareholder. The Committee may grant RSUs with a deferral feature (deferred stock units or DSUs), which defers settlement of the RSU beyond the vesting date until a future payment date or event set out in the participant’s award agreement. The Committee has the discretion to credit RSUs or DSUs with dividend equivalents.

Performance Awards

A performance award is an award of shares of common stock or units that are only earned if certain conditions are met. The Committee has the discretion to determine the number of shares of common stock or stock-denominated units subject to a performance share award, the applicable performance period, the conditions that must be satisfied for a participant to earn an award, and any other terms, conditions, and restrictions of the award.

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Other Equity-Based Awards

The Committee may grant other equity-based awards, either alone or in tandem with other awards, in amounts and subject to conditions as determined by the Committee as set out in an award agreement.

Cash Awards

The Committee may grant cash awards that are designated performance compensation awards.

Vesting

The Committee has the authority to determine the vesting schedule of each award, and to accelerate the vesting and exercisability of any award. The Company’s practice since inception has been for time-based vesting for signing shares and for subsequent shares to be granted based upon achievement of goals during a calendar year and then be subject to time-based vesting.

Adjustments Upon Changes in Stock

In the event of changes in the outstanding common stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the Plan and any award agreements, the exercise price of options and SARs, the maximum number of shares of common stock subject to all awards and the maximum number of shares of common stock with respect to which any one person may be granted awards during any period will be equitably adjusted or substituted, as to the number, price or kind of a share of common stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of the award.

Unless the Committee specifically determines that such adjustment is in the best interests of the Company or its affiliates, the Committee will, in the case of ISOs, ensure that any adjustments made will not constitute a modification, extension or renewal of the ISO within the meaning of Section 424(h)(3) of the Internal Revenue Code (the “Code”) and in the case of non-qualified stock options, ensure that any adjustments will not constitute a modification of such non-qualified stock options within the meaning of Section 409A of the Code. Any adjustments will be made in a manner which does not adversely affect the exemption provided under Rule 16b-3 under the Exchange Act. The Company will give participants notice of any adjustment.

Change in Control

In the case of performance awards, in the event of a change in control, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

In the event of a change in control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders the value of the awards based upon the price per share of common stock received or to be received by other shareholders of the Company in the event. In the case of any option or SAR with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the change in control, the Committee may cancel the option or SAR without the payment of any consideration.

A change in control is defined as (a) the acquisition by one person or more than one person acting as a group, of Company stock representing more than 50% of the total fair market value or total voting power of the Company’s stock; (b) the acquisition by one person or more than one person acting as a group, of Company stock possessing more than 30% of the total voting power of the Company’s stock; (c) a majority of the members of the Board are replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the Board; or (d) the acquisition by one person or more than one person acting as a group, of Company assets with a total gross fair market value of more than 40% of the total gross fair market value of all of the Company’s assets immediately before the acquisition.

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Amendment or Termination of the Plan

The Board may amend or terminate the Plan at any time. However, except in the case of adjustments upon changes in common stock, no amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy applicable laws or the rules of NASDAQ. The Plan will terminate on the ten year anniversary of the effective date of the Plan, unless previously terminated by the Board.

Amendment of Awards

The Committee may amend the terms of any one or more awards. However, the Committee may not amend an award that would impair a participant’s rights under the award without the participant’s written consent.

Clawback and Recoupment

The Company may cancel any award or require the participant to reimburse any previously paid compensation provided under the Plan or an award agreement in accordance with the Company’s clawback policy.

Federal Income Tax Consequences of Awards

The following is a summary of U.S. federal income tax consequences of awards granted under the Plan, based on current U.S. federal income tax laws. This summary does not constitute legal or tax advice and does not address municipal, state or foreign income tax consequences.

Nonqualified Stock Options

The grant of a nonqualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses.

Incentive Stock Options (ISOs)

The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant if at the time of exercise the participant has been employed by the Company or its subsidiaries at all times beginning on the date the ISO was granted and ending not more than 90 days before the date of exercise. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum tax liability for the year the shares are sold.

If the participant does not sell the shares acquired on exercise within two years from the date of grant and one year from the date of exercise then on the sale of the shares any amount realized in excess of the exercise price will be taxed as capital gain. If the amount realized in the sale is less than the exercise price, then the participant will recognize a capital loss.

If these holding requirements are not met, then the participant will generally recognize ordinary income at the time the shares are sold in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized on the sale of the shares over the exercise price, and the Company will be entitled to a corresponding deduction.

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SARs

The grant of a SAR will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the amount of cash received or the fair market value of the shares received and the Company will be entitled to a corresponding deduction for tax purposes. If the SARs are settled in shares, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.

Restricted Stock and Performance Shares

Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock or performance shares awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.

If the participant makes an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.

RSUs and PSUs

The grant of an RSU or PSU will not result in taxable income to the participant. When the RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates.

Section 409A

Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The Plan and awards granted under the Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

Section 162(m) and Limits on the Company’s Deductions

Section 162(m) of the Code denies deductions to publicly held corporations for compensation paid to certain senior executives that exceeds $1,000,000.

New Plan Benefits

Awards under the Plan will be granted in amounts and to individuals as determined by the Committee in its sole discretion. Therefore, the benefits or amounts that will be received by employees, officers, directors and consultants under the Plan are not determinable at this time.

Executive Compensation

For information about executive compensation relating to the Company, refer to the Form S-1 dated November 27, 2023 filed on November 28, 2023, specifically the section therein titled “Executive Compensation”, which is incorporated herein by reference.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of November 15, 2023 by: (i) each executive officer and director; (ii) all executive officers and directors of the Company as a group; and (iii) all those known by the Company to be beneficial owners of more than five percent (5%) of its common stock.

Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on shares of common stock issued and outstanding on November 15, 2023, adjusted as required by rules promulgated by the SEC.

Name of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned(7, 8)	Percentage(2)
Beneficial Owners of more than 5%:
The Farkas Group, Inc (3)	422,335	9.4
SIF Energy LLC (3)	387,067	8.6
Balance Labs, Inc. (3)	66,443	1.5
Jacob Sod (4)	785,942	17.5
AJB Capital	400,000	8.9
Executive Officers and Directors:
Yehuda Levy (5)	45,673	1.0
Michael Handelman	0	-
Avi Vaknin	325,000	7.2
Daniel Arbour	69,241	1.5
Jack Leibler	54,714	1.2
Bennett Kurtz	52,589	1.2
Sean Oppen	111,885	2.5

All Officers and Directors as a Group (7 persons)	659,102	14.7%

*Less than 1%

(1)	The address of each of the officers and directors is 67 NW 183rd St., Miami, Florida 33169; the address of Michael D. Farkas is 1221 Brickell Avenue, Ste. 900, Miami, FL 33131; the address for Jacob Sod is 14 Wall Street, Suite 2064, New York, New York 10005.

(2)	The calculation in this column is based upon 4,491,531 shares of common stock outstanding on November 15, 2023. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the subject securities. Shares of common stock that are currently exercisable or exercisable within 60 days of September, 2023 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.

(3)	Michael D. Farkas has voting and investment control of the shares of common stock held by the Farkas Group, Inc., SIF Energy LLC and Balance Labs, Inc.

(4)	The shares of common stock are held by LH MA 2 LLC; and Crestview 360 Holdings, LLC. Jacob Sod has voting and investment control of the shares of common stock held by these entities.

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INTERESTS OF CERTAIN PERSONS IN THE AUTHORIZATIONS

No officer, director, nominee for election as a director, associate of any director, executive officer or nominee, or beneficial owner of more than 5% of our Common Stock has any substantial interest in the matters acted upon by our Board and shareholders, other than his role as an officer, director or beneficial owner, except that Michael D. Farkas, who is a beneficial owner of more than 5% of our Common Stock, is the managing member of Next Charging.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the stockholder approval and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties, and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. These risk factors include the following risk factor relating to the Company’s compliance with the continued listing requirements of Nasdaq:

If we fail to comply with the continued listing requirements of NASDAQ, we would face possible delisting, which would result in a limited public market for our shares and make obtaining future debt or equity financing more difficult for us.

On August 22, 2023, the Company received a letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company’s stockholders’ equity as reported in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 (the “Form 10-Q”), did not satisfy the continued listing requirement under Nasdaq Listing Rule 5550(b)(1), which requires that a listed company’s stockholders’ equity be at least $2,500,000 (the “Stockholders’ Equity Requirement”). As reported in its Form 10-Q, the Company’s stockholders’ equity as of June 30, 2023 was approximately $1,799,365. The Staff’s notice has no immediate impact on the listing of the Company’s common stock on Nasdaq.

On October 1, 2023, the Company submitted its compliance plan to Nasdaq and is awaiting Nasdaq’s compliance determination. If the plan is accepted, the Staff may grant the Company an extension period of up to 180 calendar days from the date of the deficiency notice to regain compliance.

There can be no assurance that the Staff will accept the Company’s plan to regain compliance with the Stockholders’ Equity Requirement, or, if accepted, that the Company will evidence compliance with the Stockholders’ Equity Requirement during any extension period that the Staff may grant. If the Staff does not accept the Company’s plan or if the Company is unable to regain compliance within any extension period granted by the Staff, the Staff would be required to issue a delisting determination. The Company would at that time be entitled to request a hearing before a Nasdaq Hearings Panel to present its plan to regain compliance and to request a further extension period to regain compliance. The request for a hearing would stay any delisting action by the Staff.

If we are unable to achieve and maintain compliance with such listing standards or other Nasdaq listing requirements in the future, we could be subject to suspension and delisting proceedings. A delisting of our common stock and our inability to list on another national securities market could negatively impact us by: (i) reducing the liquidity and market price of our common stock; (ii) reducing the number of investors willing to hold or acquire our common stock, which could negatively impact our ability to raise equity financing; (iii) limiting our ability to use certain registration statements to offer and sell freely tradable securities, thereby limiting our ability to access the public capital markets; and (iv) impairing our ability to provide equity incentives to our employees.

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ADDITIONAL INFORMATION

Householding of Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Information Statement may have been sent to multiple Company stockholders in each household unless otherwise instructed by such Company stockholders. We will deliver promptly a separate copy of the Information Statement to any Company stockholder upon written or oral request to us, at Corporate Secretary, EzFill Holdings, Inc., 67 NE 183rd Street, Miami, FL 33169, or contact (305) 791-1169. Any Company stockholder wishing to receive separate copies of our proxy statement or annual report to Company stockholders in the future, or any Company stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Company stockholder’s bank, broker, or other nominee record holder, or the Company stockholder may contact us at the above address and phone number.

Costs

We will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries who are record holders of our Common Stock for the forwarding of this Information Statement to the beneficial owners of our Common Stock. We will reimburse these brokers, custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of the Information Statement.

Incorporation By Reference

The SEC allows us to “incorporate by reference” information into this Information Statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC and are delivering to you with a copy of this Information Statement. The information incorporated by reference is deemed to be part of this Information Statement. This Information Statement incorporates by reference the following documents:

●	Annual Report on Form 10-K filed on March 20, 2023.

●	Quarterly Report for the quarter ended March 31, 2023 on Form 10-Q filed on May 4, 2023.

●	Quarterly Report for the quarter ended June 30, 2023 on Form 10-Q filed on August 21, 2023.
●	Quarterly Report for the quarter ended September 30, 2023 on Form 10-Q filed on November 14, 2023.
●	Preliminary Prospectus on Form S-1 filed on November 28, 2023

●	Proxy Statement on Form DEF 14A filed on April 28, 2023

●	Current Report on Form 8-K filed on November 8, 2023, November 3, 2023, October 18, 2023, September 27, 2023, September 21, 2023, August 23, 2023, August 16, 2023, August 10, 2023, August 4, 2023, August 3, 2023, July 11, 2023, June 6, 2023, May 18, 2023, May 1, 2023 and April 21, 2023, including the exhibits thereto.

You may read and copy any reports, statements, or other information we file at the public reference facilities maintained by the SEC in Room 1590, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for additional information on the operation of the SEC’s public reference facilities. The SEC maintains a website that contains reports, proxy statements, and other information, including those filed by us, at http://www.sec.gov.

Any statement contained in a document incorporated or deemed to be incorporated by reference in this Information Statement will be deemed modified, superseded or replaced for purposes of this Information Statement to the extent that a statement contained in this Information Statement or in any subsequently filed document that also is or is deemed to be incorporated by reference in this Information Statement modifies, supersedes or replaces such statement.

By Order of the Board
/s/ Yehuda Levy
Yehuda Levy
Interim Chief Executive Officer
December 29, 2023

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ANNEX A

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

EZFILL HOLDINGS, INC.

Yehuda Levy hereby certifies that:

1. He is the Interim Chief Executive Officer of EzFill Holdings, Inc. (the “Corporation”), a Delaware Corporation

2. Paragraph A of Article IV of the Amended and Restated Certificate of Incorporation shall be amended to read in its entirety as follows:

“A. This Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 505,000,000 shares. 500,000,000 shares shall be Common Stock, each having a par value of $0.0001, and 5,000,000 shares shall be Preferred Stock, each having a par value of $0.0001.”

3. Resolutions were duly adopted by the Board of Directors of the Corporation setting forth the foregoing amendment to the Amended and Restated Certificate of Incorporation, and declaring said amendment to be advisable and recommended for approval by the stockholders of the Corporation

4. That in lieu of a meeting and vote of the stockholders of the Corporation (the “Stockholders”), the Stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the DGCL, and written notice of the adoption of the amendments has been given as provided in Section 228 of the DGCL to every stockholder entitled to such notice. The number of shares voting in favor of the foregoing amendment equaled or exceeded the vote required.

5. The aforesaid amendment to the Certificate of Incorporation will take effect on the [*] day of [*], 2023, at 12:01 AM Eastern Standard Time.

6. The foregoing amendment to the Corporation’s Amended and Restated Certificate of Incorporation was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

EZFILL HOLDINGS, INC

By:

Name:	Yehuda Levy

Title:	Interim Chief Executive Officer

ANNEX B

Amended and Restated Exchange Agreement

by and among

EZFill Holdings, Inc.,

all of the Members of Next Charging LLC

and

Michael Farkas as the Members’ Representative

i

Exhibits

Exhibit	A Assignment of Membership Interests
Exhibit	B Form of Lock-Up Agreement

ii

Amended and Restated Exchange Agreement

Dated as of November 2, 2023

This Amended and Restated Exchange Agreement (this “Agreement”) is entered into as of the date first set forth above (the “Effective Date”) by and between (i) EZFill Holdings, Inc., a Delaware corporation (the “Company”); (ii) all of the members of Next Charging LLC, a Florida limited liability company (“Next Charging”) as set forth on the signature pages hereof (the “Members”); and (iii) Michael Farkas as the representative of the Members (the “Members’ Representative”). Each of the Company, the Members and the Members’ Representative may be referred to herein collectively as the “Parties” and separately as a “Party”.

WHEREAS, the Parties are all of the parties to that certain Exchange Agreement, dated as of August 10, 2023 (the “Original Agreement”) and now desire to amend and restate the Original Agreement as set forth herein, and the Original Agreement may be so amended and restated in writing;

WHEREAS, the Members are all of the members of Next Charging, and at the Closing (as defined below), the Company agrees to acquire from the Members 100% of the membership interests of Next Charging (the “Membership Interests”) in exchange for the issuance by the Company to the Members of shares of common stock, par value $0.0001 per share (the “Common Stock”);

WHEREAS, Next Charging will become a wholly owned subsidiary of the Company; and

WHEREAS, for Federal income tax purposes, it is intended that the Exchange (as defined below) qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom, and intending to be legally bound hereby, the Original Agreement is hereby amended and restated in its entirety to provide as set forth herein, and it is hereby agreed as follows:

Article I. Definitions and Interpretations

Section 1.01 Definitions. The following terms, as used herein, have the following meanings

(a)	“Accredited Investor” has the meaning set forth in Section 4.07(b).

(b)	“Action” means any legal action, suit, claim, investigation, hearing or proceeding, including any audit, claim or assessment for Taxes or otherwise.

(c)	“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person.

(d)	“Agreement” has the meaning set forth in the introductory paragraph hereto.

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(e)	“Assignment of Membership Interests” has the meaning set forth in Section 2.04(a).

(f)	“Business Day” means any day that is not a Saturday, Sunday or other day on which banking institutions in Delaware are authorized or required by law or executive order to close.

(g)	“Capitalization Table” has the meaning set forth in Section 3.02(b).

(h)	“Certificate Amendment” has the meaning set forth in Section 2.01.

(i)	“Closing Date” has the meaning set forth in Section 2.03.

(j)	“Closing” has the meaning set forth in Section 2.03.

(k)	“Code” has the meaning set forth in the recitals hereto.

(l)	“Common Stock” has the meaning set forth in the recitals hereto.

(m)	“Company Board” means the Board of Directors of the Company.

(n)	“Company Disclosure Schedules” has the meaning set forth in the introductory paragraph to Article V.

(o)	“Company Financials” has the meaning set forth in Section 5.08(b).

(p)	“Company Organizational Documents” has the meaning set forth in Section 5.01.

(q)	“Company” has the meaning set forth in the introductory paragraph hereto.

(r)	“Consent” means any consent, approval, waiver, authorization or Permit of, or notice to or declaration or filing with any Governmental Authority or any other Person.

(s)	“Contracts” means all contracts, agreements, binding arrangements, bonds, notes, indentures, mortgages, debt instruments, purchase order, licenses, franchises, leases and other instruments or obligations of any kind, written or oral (including any amendments and other modifications thereto).

(t)	“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise, with “Controlled”, “Controlling” and “under common Control with” have correlative meanings; and provided that, without limiting the foregoing a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (the “10% Owner”) (i) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast 10% or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled to be allocated or receive 10% or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a 10% Owner ) of the Controlled Person; or (c) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

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(u)	“Derivatives” means any options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the Equity Securities of a Person or obligating such Person to issue or sell any of its Equity Securities, including, without limitation any simple agreements for future equity or any similar agreements or instruments.

(v)	“DGCL” means the Delaware General Corporation Law.

(w)	“Effective Date” has the meaning set forth in the introductory paragraph hereto.

(a)	“Enforceability Exceptions” means (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar Laws of general application affecting enforcement of creditors’ rights generally and (b) general principles of equity.

(x)	“Equity Security” means, in respect of any Person, (a) any capital stock or similar security, (b) any security convertible into or exchangeable for any security described in clause (a), (c) any option, warrant, or other right to purchase or otherwise acquire any security described in clauses (a), (b), or (c), and, (d) any “equity security” within the meaning of the Exchange Act.

(y)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(z)	“Exchange Shares” has the meaning set forth in Section 2.02(b).

(aa)	“Exchange” has the meaning set forth in Section 2.02(d).

(bb)	“Florida Act” means the Florida Revised Limited Liability Company Act.

(cc)	“GAAP” means generally accepted accounting principles as in effect in the United States of America.

(b)	“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

(dd)	“Indebtedness” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money (including the outstanding principal and accrued but unpaid interest), (b) all obligations for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), (c) any other indebtedness of such Person that is evidenced by a note, bond, debenture, credit agreement or similar instrument, (d) all obligations of such Person under leases that should be classified as capital leases in accordance with GAAP, (e) all obligations of such Person for the reimbursement of any obligor on any line or letter of credit, banker’s acceptance, guarantee or similar credit transaction, in each case, that has been drawn or claimed against, (f) all obligations of such Person in respect of acceptances issued or created, (g) interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (h) all obligations secured by a Lien on any property of such Person, (i) any premiums, prepayment fees or other penalties, fees, costs or expenses associated with payment of any Indebtedness of such Person and (j) all obligation described in clauses (a) through (i) above of any other Person which is directly or indirectly guaranteed by such Person or which such Person has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.

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(ee)	“Knowledge of the Company” means the actual knowledge of the officers of the Company, after and assuming reasonable inquiry.

(ff)	“Knowledge of the Members’ Representative” means the actual knowledge of the Members’ Representative, after and assuming reasonable inquiry.

(c)	“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

(d)	“Liabilities” means any and all liabilities, Indebtedness, Actions or obligations of any nature (whether absolute, accrued, contingent or otherwise, whether known or unknown, whether direct or indirect, whether matured or unmatured, whether due or to become due and whether or not required to be recorded or reflected on a balance sheet under GAAP or other applicable accounting standards), including Tax liabilities due or to become due.

(gg)	“Lien” means any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, and any conditional sale or voting agreement or proxy, including any agreement to give any of the foregoing.

(hh)	“Lock-Up Agreement” has the meaning set forth in Section 2.06(b).

(ii)	“Material Adverse Effect”, with respect to any Person, means any event, occurrence, fact, condition or change that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to (a) the business, results of operations, condition (financial or otherwise) or assets of such Person, or (b) the ability of such Person to consummate the Transactions on a timely basis; provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition, or change, directly or indirectly, arising out of or attributable to: (i) any changes, conditions or effects in the United States economies or securities or financial markets in general; (ii) changes, conditions or effects that generally affect the industries in which such Person operates; (iii) any change, effect or circumstance resulting from an action required or permitted by this Agreement; or (iv) conditions caused by acts of terrorism or war (whether or not declared); provided further, however, that any event, occurrence, fact, condition, or change referred to in clauses (i), (ii) or (iv) immediately above shall be taken into account in determining whether a Material Adverse Effect on a subject Person has occurred to the extent that such event, occurrence, fact, condition, or change has a disproportionate effect on such Person compared to other participants in the industries in which such Person conducts its business.

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(jj)	“Mediator” has the meaning set forth in Section 9.04(a).

(kk)	“Member Disclosure Schedules” has the meaning set forth in the introductory paragraph to Article III.

(ll)	“Members’ Representative” has the meaning set forth in the introductory paragraph hereto.

(mm)	“Members” has the meaning set forth in the introductory paragraph hereto.

(nn)	“Membership Interests” has the meaning set forth in the recitals.

(oo)	“Nasdaq” means the Nasdaq Capital Market.

(pp)	“Next Charging Organizational Documents has the meaning set forth in Section 3.02(a).

(qq)	“Next Charging” has the meaning set forth in the introductory paragraph hereto.

(rr)	“Order” means any decree, order, judgment, writ, award, injunction, rule, injunction, stay, decree, judgment or restraining order or consent of or by an Governmental Authority.

(ss)	“Party” and “Parties” have the meanings set forth in the introductory paragraph hereto.

(tt)	“Period of Restriction” has the meaning set forth in Section 2.07(b).

(uu)	“Permits” means all federal, state, local or foreign or other third-party permits, grants, easements, consents, approvals, authorizations, exemptions, licenses, franchises, concessions, ratifications, permissions, clearances, confirmations, endorsements, waivers, certifications, designations, ratings, registrations, qualifications or orders of any Governmental Authority or any other Person.

(vv)	“Permitted Liens” means (a) Liens for Taxes or assessments and similar governmental charges or levies, which either are (i) not delinquent or (ii) being contested in good faith and by appropriate proceedings, and adequate reserves have been established with respect thereto, (b) other Liens imposed by operation of Law arising in the ordinary course of business for amounts which are not due and payable and as would not in the aggregate materially adversely affect the value of, or materially adversely interfere with the use of, the property subject thereto, (c) Liens incurred or deposits made in the ordinary course of business in connection with social security, (d) Liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the ordinary course of business, or (v) Liens arising under this Agreement or any Transaction Document.

(ww)	“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

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(xx)	“Preferred Stock” has the meaning set forth in Section 5.06(a).

(yy)	“Public Certifications” has the meaning set forth in Section 5.08(a).

(zz)	“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

(aaa)	“Required Stockholder Approval” has the meaning set forth in Section 6.04(b).

(bbb)	“Restricted Shares” has the meaning set forth in Section 2.02(c).

(ccc)	“Rule 144” has the meaning set forth in Section 4.07(f).

(ddd)	“SEC Reports” has the meaning set forth in Section 5.08(a).

(eee)	“SEC” means the U.S. Securities and Exchange Commission.

(fff)	“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(ggg)	“Selected Courts” has the meaning set forth in Section 9.02(b).

(hhh)	“Stockholder Approval Matters” has the meaning set forth in Section 6.04(a).

(iii)	“Target” has the meaning set forth in Section 2.07(d)(i).

(jjj)	“Tax Return” means any return, declaration, report, claim for refund, information return or other documents (including any related or supporting schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Taxes or the administration of any Laws or administrative requirements relating to any Taxes.

(kkk)	“Tax(es)” means any federal, state, local or foreign tax, charge, fee, levy, custom, duty, deficiency, or other assessment of any kind or nature imposed by any Taxing Authority (including any income (net or gross), gross receipts, profits, windfall profit, sales, use, goods and services, ad valorem, franchise, license, withholding, employment, social security, workers compensation, unemployment compensation, employment, payroll, transfer, excise, import, real property, personal property, intangible property, occupancy, recording, minimum, alternative minimum, environmental or estimated tax), including any Liability therefor as a transferee (including under Section 6901 of the Code or similar provision of applicable Law) or successor, as a result of Treasury Regulation Section 1.1502-6 or similar provision of applicable Law or as a result of any Tax sharing, indemnification or similar agreement, together with any interest, penalty, additions to tax or additional amount imposed with respect thereto.

(lll)	“Taxing Authority” means the Internal Revenue Service and any other Governmental Authority responsible for the collection, assessment or imposition of any Tax or the administration of any Law relating to any Tax.

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(mmm)	“Termination Date” means December 30, 2023.

(nnn)	“Transaction Documents” means this Agreement, the Assignment of Membership Interests, the Lock-Up Agreements and any other certificate, agreement or document entered into or delivered in connection with the transactions as contemplated herein or therein.

(ooo)	“Transactions” means the transactions contemplated by the Transaction Documents.

(ppp)	“Vested Shares” has the meaning set forth in Section 2.02(c).

Section 1.02 Interpretive Provisions. Unless the express context otherwise requires (i) the words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa; (iii) the terms “Dollars” and “$” mean United States Dollars; (iv) references herein to a specific Section, Subsection, Recital or Exhibit shall refer, respectively, to Sections, Subsections, Recitals or Exhibits of this Agreement; (v) wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”; (vi) references herein to any gender shall include each other gender; (vii) references herein to any Person shall include such Person’s heirs, executors, personal Representatives, administrators, successors and assigns; provided, however, that nothing contained herein is intended to authorize any assignment or transfer not otherwise permitted by this Agreement; (viii) references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity; (ix) references herein to any contract or agreement (including this Agreement) mean such contract or agreement as amended, supplemented or modified from time to time in accordance with the terms thereof; (x) with respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; (xi) references herein to any Law or any license mean such Law or license as amended, modified, codified, reenacted, supplemented or superseded in whole or in part, and in effect from time to time; and (xii) references herein to any Law shall be deemed also to refer to all rules and regulations promulgated thereunder.

Article II. The Transactions

Section 2.01 Amendment of Certificate. Prior to the Closing, and as a condition precedent thereto, the Company shall undertake such actions as required to amend the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 50,000,000 shares of Common Stock to 500,000,000 shares of Common Stock (the “Certificate Amendment”).

Section 2.02 The Exchange.

(a)	On the terms and subject to the conditions set forth in this Agreement, at the Closing, the Members shall sell, assign, transfer and deliver to the Company, free and clear of all Liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, all of the Membership Interests.

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(b)	All of the Membership Interests shall be exchanged, collectively, for 100,000,000 shares of Common Stock (“Exchange Shares”), which shall be apportioned between the Members pro rata based on the respective proportion of the Membership Interests as owed by each Member as set forth on the Capitalization Table (as defined below). The Exchange Shares shall be issued in book entry form and shall not be certificated.

(c)	Either 35,000,000 or 70,000,000 of the Exchange Shares (as determined pursuant to Section 2.02(c)(i) and Section 2.02(c)(ii), the “Vested Shares”) shall be fully earned and vested as of the Closing Date, and the remaining 30,000,0000 or 65,000,000 Exchange Shares (as determined pursuant to Section 2.02(c)(i) and Section 2.02(c)(ii), the “Restricted Shares”) shall be subject to vesting or forfeiture as set forth in Section 2.07.

(i)	In the event that the acquisition of the Target (as defined below) by Next Charging, directly or indirectly through Next Charging or a subsidiary of Next Charging, has been completed prior to the Closing, then 70,000,000 of the Exchange Shares shall be the “Vested Shares” and 30,000,000 of the Exchange Shares shall be the “Restricted Shares” subject to vesting pursuant to Section 2.07(d)(ii) or forfeiture as set forth in the remainder of Section 2.07.

(ii)	In the event that the acquisition of the Target by Next Charging, directly or indirectly through Next Charging or a subsidiary of Next Charging, has not been completed prior to the Closing, then 35,000,000 of the Exchange Shares shall be the “Vested Shares” and 65,000,000 of the Exchange Shares shall be the “Restricted Shares” subject to vesting pursuant to Section 2.07(d)(i) and Section 2.07(d)(ii) or forfeiture as set forth in the remainder of Section 2.07.

(d)	The exchange as set forth in this Section 2.02, subject to the other terms and conditions herein, is referred to collectively herein as the “Exchange”.

(e)	At the Closing (as defined below) the Members shall, on transfer of their respective Membership Interests to the Company, be recorded in the stock ledger of the Company as the owners of the applicable portions of the Exchange Shares.

Section 2.03 Closing. The closing of the Transactions (the “Closing”) shall occur on second Business Day following the satisfaction or waiver (by the Party for whose benefit the conditions to exist) of the conditions to closing set forth in Section 7.01, Section 7.02 and Section 7.03, or at such other date, time or place as the Company and the Members’ Representative may agree (the date and time at which the Closing is actually held being the “Closing Date”), via the exchange of electronic documents and other items as required herein.

Section 2.04 Member Deliverables at the Closing. At the Closing, the Members’ Representative on behalf of the Members shall deliver to the Company the following:

(a)	An Assignment of Membership Interests in the form as attached hereto as Exhibit A (the “Assignment of Membership Interests”), duly completed and executed by each Member.

(b)	A certificate of the Members’ Representative, dated as of the Closing Date, and:

(i)	certifying that the conditions set forth in Section 7.02(a), Section 7.02(b) and Section 7.02(d) have been satisfied and that the statements therein are true and correct; and

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(ii)	attaching a certificate of status issued by the Florida Secretary of State for Next Charging, dated as of a date within 5 days of the Closing Date.

Section 2.05 Company Deliverables at the Closing. At the Closing, the Company shall:

(a)	Record the Members in the books and records of the Company as the owners of the applicable portions of the Exchange Shares;

(b)	Deliver to the Members’ Representative on behalf of the Members a certificate of an executive Officer of the Company, dated as of the Closing Date; and:

(i)	certifying that the conditions set forth in Section 7.03(a), Section 7.03(b) and Section 7.03(c) have been satisfied and that the statements therein are true and correct; and

(ii)	attaching a certificate of status issued by the Delaware Secretary of State for the Company, dated as of a date within 5 days of the Closing Date.

Section 2.06 Additional Agreements and Actions at and Following the Closing.

(a)	At the Closing, the Company Board shall name Michael Farkas as Chief Executive Officer and as a Director and as the Executive Chairman of the Company.

(b)	At the Closing, the Company shall enter into a lock-up agreement, in the form as attached hereto as Exhibit B (each, a “Lock-Up Agreement”), with (i) each Director of the Company; (ii) each officer of the Company; and (iii) each Member, which Lock-Up Agreements shall provide that the Equity Securities of the Company held by such counterparties to the Lock-Up Agreements are restricted from transfer for a period of 12 months following the Closing, and in each case subject to the terms and conditions of the Lock-Up Agreements.

Section 2.07 Vesting and Forfeiture of Exchange Shares.

(a)	The Restricted Shares, however comprised as set forth in Section 2.02(c), shall be subject to vesting or forfeiture as set forth in this Section 2.07.

(b)	For purposes herein, “Period of Restriction” shall mean the period commencing on the Closing Date and expiring on the third annual anniversary of the Closing Date. During the Period of Restriction, the Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, and the Company as escrow agent will hold the Restricted Shares, until the restrictions thereon have lapsed and such Restricted Shares have vested, as set forth herein. During the Period of Restriction, Members holding Restricted Shares granted hereunder may exercise full voting rights with respect to those Shares, and will be entitled to receive all dividends and other distributions paid with respect to the Common Stock. If any such dividends or distributions are paid in shares of Common Stock, such shares of Common Stock will be subject to the same restrictions on transferability as the Restricted Shares with respect to which they were paid. At the time that such the restrictions thereon have lapsed and such Restricted Shares have vested, as set forth herein, the Restricted Shares shall constitute fully earned and vested shares of Common Stock, and the Member holding such shares shall have all the rights of a stockholder with respect thereto.

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(c)	Any vesting or forfeiture of the Restricted Shares shall be allocated pro rata between the Members in the same proportion as the Members received the Vested Stock at the Closing.

(d)	The Restricted Shares shall vest, if at all, as follows:

(i)	In the event that, prior to the Closing, Next Charging, directly or indirectly through Next Charging or a subsidiary of Next Charging, has not completed the acquisition of the acquisition target as set forth in Section 2.07(d)(i) of the Company Disclosure Schedules (the “Target”), and therefore 35,000,000 of the Exchange Shares were “Vested Shares” as of the Closing pursuant to the provisions of Section 2.02(c), then upon the Company (directly or indirectly through Next Charging or a subsidiary of Next Charging), completing the acquisition of the Target, 35,000,000 of the Restricted Shares shall vest. In the event that the Members’ Representative determines that the Target as set forth in Section 2.07(d)(i) of the Company Disclosure Schedules is not capable of being acquired, either prior to or after the Closing, then the Members’ Representative and the Company shall negotiate in good faith to determine a replacement “Target”, which shall thereafter be the “Target” for all purposes herein.

(ii)	Upon the Company deploying the third solar, wireless electric vehicle charging, microgrid, and/or battery storage system, 30,000,000 Restricted Shares shall vest. For purposes herein; (i) a “solar system” means a 500kw to 5MW system in which the Company produces solar energy and transmits it to the electrical grid, or to a third party which purchase the energy, which third party may be the customer for the solar energy in the event that such energy powered the Company’s charging stations; (ii) “battery storage system” means systems in which energy is stored in order to reduce load and capacities on the electrical grid; and “microgrid” means a local energy grid controlled locally that can exist in isolation or be disconnected from a ‘traditional’ grid and operate autonomously. Deployment shall be determined by the Company receiving verification from the contractor that the system is functioning and in use. For a deployment to satisfy this condition it must be a commercial deployment.

(e)	The determination of whether any of the conditions to the vesting of the Restricted Shares as set forth in Section 2.07(d) have been satisfied, and therefore whether any or all of the Restricted Shares are to vest, shall be made jointly by the Members’ Representative and the Board of Directors of the Company. In the event that the Members’ Representative and the Board of Directors of the Company are not able to agree thereon within 30 days of the commencement of efforts to do so, either the Members’ Representative or the Company may proceed to resolve such disagreement pursuant to the procedures as set forth in Section 9.04.

(f)	In the event that any of the Restricted Shares, however comprised as set forth in Section 2.02(c), have not vested pursuant to the provisions herein as of the end of the Period of Restriction, such unvested Restricted Shares will be forfeited and will revert to the Company and will be returned to the status of authorized and unissued shares of Common Stock.

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Section 2.08 Additional Documents. At and following the Closing, the Parties shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to or following the Closing, together with such other items as may be reasonably requested by the Parties and their respective legal counsel in order to effectuate or evidence the Transactions.

Section 2.09 Tax Consequences. For U.S. federal Tax purposes, the Exchange is intended to qualify as a “reorganization” within the meaning of Section 351 and Section 368(a) of the Code and the Treasury Regulations promulgated thereunder. The Parties adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

Article III. Representations and Warranties Relating to Next Charging

As an inducement to, and to obtain the reliance of the Company, the Members’ Representative represents and warrants to the Company, except as set forth in the Disclosure Schedules delivered by the Members’ Representative to the Company on the Effective Date (the “Member Disclosure Schedules”), the Section numbers of which are numbered to correspond to the Section numbers of this Agreement to which they refer, as of the Effective Date and as of the Closing Date, except as otherwise specifically set forth below as to representations and warranties which speak solely with respect to a particular date, as follows:

Section 3.01 Existence and Power. Next Charging is a limited liability company, duly organized, validly existing, and in good standing under the Laws of the state of Delaware and is duly authorized under all applicable Laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted.

Section 3.02 Capitalization.

(a)	The Membership Interests constitute 100% of the equity interests of Next Charging. None of the Membership Interests is subject to pre-emptive or similar rights pursuant to any organizational document of Next Charging, including the Articles of Organization and any operating agreement of Next Charging (the “Next Charging Organizational Documents”). Except for the Next Charging Organizational Documents, there are no voting agreements, rights of first refusal, drag-along, tag-along, rights of participation or other similar rights with respect to the Membership Interests to which all of the Members and Next Charging are a party.

(b)	The Membership Interests are held by the Members in the proportions as set forth in Section 3.02(b) of the Member Disclosure Schedules (the “Capitalization Table”).

(c)	All of the Membership Interests are duly authorized, validly issued, fully paid and non-assessable and are not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Florida Act or the Next Charging Organizational Documents. None of the outstanding Membership Interests have been issued in violation of any applicable securities Laws

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(d)	There are no (i) outstanding options, warrants, puts, calls, convertible securities, preemptive or similar rights, (ii) bonds, debentures, notes or other Indebtedness having general voting rights or that are convertible or exchangeable into securities having such rights or (iii) subscriptions or other rights, agreements, arrangements, Contracts or commitments of any character (other than this Agreement and the Transaction Documents), (A) relating to the issued or unissued Equity Securities of Next Charging or (B) obligating Next Charging to issue, transfer, deliver or sell or cause to be issued, transferred, delivered, sold or repurchased any options or shares or securities convertible into or exchangeable for such Equity Securities, or (C) obligating Next Charging to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment for such Equity Securities. Other than as expressly set forth in this Agreement, there are no outstanding obligations of Next Charging to repurchase, redeem or otherwise acquire any Equity Securities of Next Charging or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Person.

(e)	All Indebtedness of Next Charging as of the Effective Date is disclosed in Section 3.02(e) of the Member Disclosure Schedules. No Indebtedness of Next Charging contains any restriction upon (i) the prepayment of any of such Indebtedness, (ii) the incurrence of Indebtedness by Next Charging or (iii) the ability of Next Charging to grant any Lien on its properties or assets.

Section 3.03 Compliance with Laws. Next Charging is, and has since its formation been, in compliance with all Laws applicable to it and the conduct of its business except for such noncompliance which would not reasonably be expected to have a Material Adverse Effect on Next Charging, and Next Charging has not received written notice alleging any violation of applicable Law in any material respect by Next Charging. Next Charging is not under investigation with respect to any violation or alleged violation of, any law, or judgment, order or decree entered by any court, arbitrator or Governmental Authority, domestic or foreign, and Next Charging has not previously received any subpoenas from any Governmental Authority.

Section 3.04 Actions; Orders; Permits. There is no pending or, to the Knowledge of the Members’ Representative, threatened, material Action to which Next Charging is subject which would reasonably be expected to have a Material Adverse Effect on Next Charging. There is no material Action that Next Charging has pending against any other Person. Next Charging is not subject to any material Orders of any Governmental Authority, nor are any such Orders pending. Next Charging holds all material Permits necessary to lawfully conduct its business as presently conducted, and to own, lease and operate its assets and properties, all of which are in full force and effect, except where the failure to hold such Consent or for such Consent to be in full force and effect would not reasonably be expected to have a Material Adverse Effect on Next Charging.

Section 3.05 Litigation. There is no (a) Action of any nature currently pending or, to the Knowledge of the Members’ Representative, threatened, and no such Action has been brought since its incorporation; or (b) Order now pending or outstanding or that was rendered by a Governmental Authority since its organization, in either case of (a) or (b) by or against Next Charging, its current or former managers, officers or equity holders (provided, that any litigation involving the directors, officers or equity holders of Next Charging must be related to Next Charging’s business, equity securities or assets), its business, equity securities or assets. Since its organization, none of the current or former officers, senior management or managers of Next Charging have been charged with, indicted for, arrested for, or convicted of any felony or any crime involving fraud.

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Section 3.06 Transactions with Affiliates. Section 3.06 of the Member Disclosure Schedules sets forth a true, correct and complete list of the Contracts and arrangements that are in existence as of the Effective Date under which there are any existing or future Liabilities or obligations between Next Charging and any (a) present or former manager, officer or employee or Affiliate of Next Charging, or any immediate family member of any of the foregoing, or (b) record or beneficial owner of more than five percent (5%) of Next Charging’s outstanding membership interests as of the Effective Date.

Section 3.07 Investment Company Act. Next Charging is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company,” or required to register as an “investment company,” in each case within the meaning of the Investment Company Act of 1940, as amended.

Section 3.08 Projections. The Members’ Representative represents and warrants that the projections and valuations of Next Charging as provided to the Company have been prepared in good faith, but neither none of the Members’ Representative, any Member nor Next Charging has any means of assuring that the results, valuation or other matters as set forth therein will ultimately be achieved or obtained, and makes no representations or warranties with respect thereto.

Section 3.09 Independent Investigation. The Members’ Representative has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Company and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Company for such purpose. The Members’ Representative acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of the Company set forth in this Agreement and in any certificate delivered to the Members’ Representative pursuant hereto; and (b) none of the Company nor its respective Representatives have made any representation or warranty as to the Company, or this Agreement, except as expressly set forth in this Agreement or in any certificate delivered to the Members’ Representative or the Members pursuant hereto.

Section 3.10 No Brokers. The Members’ Representative has not retained any broker or finder in connection with any of the Transactions, and the Members’ Representative has not incurred or agreed to pay, or taken any other action that would entitle any Person to receive, any brokerage fee, finder’s fee or other similar fee or commission with respect to any of the Transactions. The Parties acknowledge and agree that Farkas Capital LLC has an agreement in place with Next Charging, as disclosed in Section 3.06 of the Member Disclosure Schedules, but no fees shall be due or payable to Farkas Capital LLC thereunder as a result of the Transactions.

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Article IV. Representations and Warranties of Each Member

As an inducement to, and to obtain the reliance of the Company, each Member, severally and not jointly and severally, represents and warrant to the Company, as of the Effective Date and as of the Closing Date, except as otherwise specifically set forth below as to representations and warranties which speak solely with respect to a particular date as follows with respect to such Member, the Exchange Shares to be received by such Member and the Membership Interests held by such Member, as follows:

Section 4.01 Existence and Power. Such Member is a natural person or is an entity duly organized, validly existing, and in good standing under the Laws of the state of its organization and is duly authorized under all applicable Laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted.

Section 4.02 Due Authorization. Such Member has taken all actions required by Law, its organizational documents (if applicable) or otherwise to authorize the execution, delivery and performance of this Agreement and to consummate the Transactions.

Section 4.03 Valid Obligation. This Agreement and all Transaction Documents executed by such Member in connection herewith constitute the valid and binding obligations of such Member, enforceable in accordance with its or their terms, except as may be limited by the Enforceability Exceptions.

Section 4.04 No Conflict With Other Instruments. The execution of this Agreement by such Member and the consummation of the Transactions by such Member will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which such Member is a party or to which any of such Member’s assets, properties or operations are subject.

Section 4.05 Non-Contravention. The execution and delivery by such Member of this Agreement and each Transaction Document to which it is a party, the consummation by such Member of the transactions contemplated hereby and thereby, and compliance by such Member with any of the provisions hereof and thereof, will not (a) conflict with or violate any provision of the organizational documents of the Company, (b) conflict with or violate any Law, Order or Consent applicable to such Member, or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by such Member under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of such Member under, (viii) give rise to any obligation to obtain any third party Consent or provide any notice to any Person or (ix) give any Person the right to declare a default, exercise any remedy, claim a rebate, chargeback, penalty or change in delivery schedule, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any Contract which is material to the operations of such Member, except for any deviations from any of the foregoing clauses (a), (b) or (c) that would not reasonably be expected to have a Material Adverse Effect on such Member.

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Section 4.06 Capitalization; Title to Membership Interests.

(a)	Such Members is, as of the Effective Date, and on the Closing Date will be, the record and beneficial owner and holder of the Membership Interests to be delivered by such Member, free and clear of all Liens. None of the Membership Interests held by such Member is subject to pre-emptive or similar rights pursuant to any requirement of Law or any contract with such Member, and no Person has any pre-emptive rights or similar rights to purchase or receive any Membership Interests or other interests in Next Charging from such Member.

(b)	The Membership Interests held by such Member are duly authorized, validly issued, fully paid and non-assessable and are not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Florida Act, the Next Charging Organizational Documents or any Contract to which such Member or Next Charging is a party.

Section 4.07 Investment Representations.

(a)	Investment Purpose. Such Member understands and agrees that the consummation of the Transactions including the delivery of the Exchange Shares to such Member in exchange for the Membership Interests held by such Member as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes and that the Exchange Shares are being acquired by such Member for such Member’s own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

(b)	Investor Status. Such Member is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (and “Accredited Investor”).

(c)	Reliance on Exemptions. Such Member understands that the Exchange Shares are being offered and sold to such Member in reliance upon specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying upon the truth and accuracy of, and such Member’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Member set forth herein in order to determine the availability of such exemptions and the eligibility of such Member to acquire the Exchange Shares.

(d)	Information. Such Member has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Exchange Shares which have been requested by such Member. Such Member has been afforded the opportunity to ask questions of the Company. Such Member has such knowledge and experience in financial and business matters that such Member is capable of evaluating the merits and risks of the prospective investment and the receipt of the Exchange Shares. Such Member understands that such Member’s investment in the Exchange Shares involves a significant degree of risk. Such Member is not aware of any facts that may constitute a breach of any of the Company’s representations and warranties made herein.

(e)	Governmental Review. Such Member understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Exchange Shares.

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(f)	Transfer or Resale. Such Member understands that (i) the sale or re-sale of the Exchange Shares have not been and is not being registered under the Securities Act or any applicable state securities Laws, and the Exchange Shares may not be transferred unless (a) the Exchange Shares are sold pursuant to an effective registration statement under the Securities Act, (b) such Member shall have delivered to the Company, at the cost of such Member, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Exchange Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Exchange Shares are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of such Member who agree to sell or otherwise transfer the Exchange Shares only in accordance with this Section 4.07(f) and who is an Accredited Investor, (d) the Exchange Shares are sold pursuant to Rule 144, or (e) the Exchange Shares are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”), and such Member shall have delivered to the Company, at the cost of such Member, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Exchange Shares made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Exchange Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Exchange Shares under the Securities Act or any state securities Laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Exchange Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

(g)	Legends. Such Member understands that the Exchange Shares, until such time as the Exchange Shares have been registered under the Securities Act, or may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Exchange Shares may bear a standard Rule 144 legend and a stop-transfer order may be placed against transfer of the certificates for such Exchange Shares.

(h)	Removal. The legend(s) referenced in Section 4.07(g) shall be removed and the Company shall issue a certificate without such legend to the holder of any Exchange Shares upon which it is stamped, if, unless otherwise required by applicable state securities Laws, (a) the Exchange Shares are registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Exchange Shares may be made without registration under the Securities Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. Such Member agrees to sell all Exchange Shares, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

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Section 4.08 Independent Investigation. Such Member has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Company and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Company for such purpose. Such Member acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of the Company set forth in this Agreement and in any certificate delivered to such Member pursuant hereto; and (b) none of the Company nor its respective Representatives have made any representation or warranty as to the Company, or this Agreement, except as expressly set forth in this Agreement or in any certificate delivered to such Member pursuant hereto.

Section 4.09 No Brokers. Such Member has not retained any broker or finder in connection with any of the Transactions, and such Member has not incurred or agreed to pay, or taken any other action that would entitle any Person to receive, any brokerage fee, finder’s fee or other similar fee or commission with respect to any of the Transactions.

Article V. Representations and Warranties of the Company

As an inducement to, and to obtain the reliance of the Members and the Members’ Representative, the Company represents and warrants to the Members and the Members’ Representative, except as set forth in the Company Disclosure Schedules delivered by the Company to the Members’ Representative on the date of the Original Agreement and as amended and updated on the Effective Date (the “Company Disclosure Schedules”), the Section numbers of which are numbered to correspond to the Section numbers of this Agreement to which they refer, as of the Effective Date and as of the Closing Date, except as otherwise specifically set forth below as to representations and warranties which speak solely with respect to a particular date, as follows:

Section 5.01 Corporate Existence and Power. The Company is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Delaware and has the corporate power and is duly authorized under all applicable Laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. The SEC Reports contain copies of the certificate of incorporation and bylaws of the Company as in effect on the Effective Date (the “Company Organizational Documents”). The execution and delivery of this Agreement does not, and the consummation of the Transactions will not, violate any provision of the Company Organizational Documents. Other than as set forth herein as to the conditions to the Closing, the Company has taken all action required by Law, the Company Organizational Documents, or otherwise to authorize the execution and delivery of this Agreement, and the Company has full power, authority, and legal right and has taken all action required by Law, the Company Organizational Documents or otherwise to consummate the Transactions.

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Section 5.02 Due Authorization. The execution, delivery and, subject to the completion of the Certificate Amendment, the performance, of this Agreement does not, and the consummation of the Transactions will not, violate any provision of the Company Organizational Documents. Other than the Required Stockholder Approval, the Company has taken all actions required by Law, the Company Organizational Documents or otherwise to authorize the execution, delivery and performance of this Agreement and to consummate the Transactions. The Company Board has authorized the execution and delivery of this Agreement by the Company and has approved this Agreement and the Transactions and has not withdrawn such approval.

Section 5.03 Valid Obligation. This Agreement and all agreements and other documents executed by the Company in connection herewith constitute the valid and binding obligations of the Company, enforceable in accordance with its or their terms, except as may be limited the Enforceability Exceptions.

Section 5.04 Governmental Approvals. Except as otherwise described in Section 5.04 of the Company Disclosure Schedules, no Consent of or from any Governmental Authority, on the part of the Company is required to be obtained or made in connection with the execution, delivery or performance by the Company of this Agreement and each Transaction Document to which it is a party or the consummation by the Company of the transactions contemplated hereby and thereby, other than (a) such filings as contemplated by this Agreement, (b) any filings required with Nasdaq or the SEC with respect to the transactions contemplated by this Agreement, (c) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder, and (d) where the failure to obtain or make such Consents or to make such filings or notifications, would not reasonably be expected to have a Material Adverse Effect on the Company.

Section 5.05 Non-Contravention. Except as otherwise described in Section 5.05 of the Company Disclosure Schedules, the execution and delivery by the Company of this Agreement and each Transaction Document to which it is a party, the consummation by the Company of the transactions contemplated hereby and thereby, and compliance by the Company with any of the provisions hereof and thereof, will not (a) conflict with or violate any provision of the Company Organizational Documents, (b) subject to obtaining the Consents from Governmental Authorities referred to in Section 5.04, and the waiting periods referred to therein having expired, and any condition precedent to such Consent or waiver having been satisfied, conflict with or violate any Law, Order or Consent applicable to the Company, or any of their properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by the Company under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of the Company under, (viii) give rise to any obligation to obtain any third party Consent or provide any notice to any Person or (ix) give any Person the right to declare a default, exercise any remedy, claim a rebate, chargeback, penalty or change in delivery schedule, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any Contract which is material to the operations of the Company, except for any deviations from any of the foregoing clauses (a), (b) or (c) that would not reasonably be expected to have a Material Adverse Effect on the Company.

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Section 5.06 Capitalization.

(a)	The Company is authorized to issue 50,000,000 shares of Common Stock, and 5,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”). No shares of Preferred Stock have been designated as any class or series of preferred stock, and no shares of Preferred Stock are issued and outstanding. There are 3,600,577 shares of Common Stock issued and outstanding. All outstanding shares of the Common Stock are duly authorized, validly issued, fully paid and non-assessable and are not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the Company Organizational Documents or any Contract to which the Company is a party. None of the outstanding Common Stock, and any other Derivatives or Equity Securities of the Company have been issued in violation of any applicable securities Laws

(b)	Except as set forth in Section 5.06(b) of the Company Disclosure Schedules there are no (i) outstanding options, warrants, puts, calls, convertible securities, preemptive or similar rights, (ii) bonds, debentures, notes or other Indebtedness having general voting rights or that are convertible or exchangeable into securities having such rights or (iii) subscriptions or other rights, agreements, arrangements, Contracts or commitments of any character (other than this Agreement and the Transaction Documents), (A) relating to the issued or unissued shares of the Company or (B) obligating the Company to issue, transfer, deliver or sell or cause to be issued, transferred, delivered, sold or repurchased any options or shares or securities convertible into or exchangeable for such shares, or (C) obligating the Company to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment for such capital shares. Other than as expressly set forth in this Agreement, there are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any shares of the Company or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Person. Except as set forth in Section 5.06(b) of the Company Disclosure Schedules, there are no stockholders agreements, voting trusts or other agreements or understandings to which Company is a party with respect to the voting of any shares of the Company.

(c)	All Indebtedness of the Company as of the Effective Date is disclosed in Section 5.06(c) of the Company Disclosure Schedules. No Indebtedness of the Company contains any restriction upon (i) the prepayment of any of such Indebtedness, (ii) the incurrence of Indebtedness by Company or (iii) the ability of the Company to grant any Lien on its properties or assets.

Section 5.07 Exchange Shares. The Exchange Shares to be issued and delivered to the Members in accordance with this Agreement shall be, upon issuance and delivery of such Exchange Shares, be fully paid and non-assessable, free and clear of all Liens, other than restrictions arising from applicable securities Laws, any applicable Lock-Up Agreement and any Liens incurred by the Members, and the issuance and sale of such Exchange Shares pursuant hereto will not be subject to or give rise to any preemptive rights or rights of first refusal.

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Section 5.08 SEC Filings and Company Financials.

(a)	The Company has filed all forms, reports, schedules, statements, registration statements, prospectuses and other documents required to be filed or furnished by the Company with the SEC under the Securities Act and/or the Exchange Act, together with any amendments, restatements or supplements thereto, and will file all such forms, reports, schedules, statements and other documents required to be filed subsequent to the Effective Date. Except to the extent available on the SEC’s web site through EDGAR, the Company has delivered to the Members’ Representative copies in the form filed with the SEC of all of the following: (i) the Company’s annual reports on Form 10-K for each fiscal year of the Company beginning with the first year the Company was required to file such a form, (ii) the Company’s quarterly reports on Form 10-Q for each fiscal quarter that the Company filed such reports to disclose its quarterly financial results in each of the fiscal years of the Company referred to in clause (i) above, (iii) all other forms, reports, registration statements, prospectuses and other documents (other than preliminary materials) filed by the Company with the SEC since the beginning of the first fiscal year referred to in clause (i) above (the forms, reports, registration statements, prospectuses and other documents referred to in clauses (i), (ii) and (iii) above, whether or not available through EDGAR, are, collectively, the “SEC Reports”) and (iv) all certifications and statements required by (A) Rules 13a-14 or 15d-14 under the Exchange Act, and (B) 18 U.S.C. §1350 (Section 906 of SOX) with respect to any report referred to in clause (i) above (collectively, the “Public Certifications”). The SEC Reports (x) were prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (y) did not, as of their respective effective dates (in the case of SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act) and at the time they were filed with the SEC (in the case of all other SEC Reports) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Knowledge of the Company, as of the Effective Date, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to any SEC Reports, and none of the SEC Reports filed on or prior to the Effective Date is subject to ongoing SEC review or investigation as of the Effective Date. The Public Certifications are each true as of their respective dates of filing. As used in this Section 5.08, the term “file” shall be broadly construed to include any manner permitted by SEC rules and regulations in which a document or information is furnished, supplied or otherwise made available to the SEC. As of the Effective Date, (A) the Common Stock is listed on Nasdaq, (B) the Company has not received any written deficiency notice from Nasdaq relating to the continued listing requirements of the Common Stock, (C) there are no Actions pending or, to the Knowledge of the Company, threatened against the Company by the Financial Industry Regulatory Authority with respect to any intention by such entity to suspend, prohibit or terminate the quoting of such Common Stock on Nasdaq and (D) the Company is in compliance with all of the applicable corporate governance rules of Nasdaq.

(b)	The financial statements and notes of the Company contained or incorporated by reference in the SEC Reports (the “Company Financials”), fairly present in all material respects the financial position and the results of operations, changes in stockholders’ equity, and cash flows of the Company at the respective dates of and for the periods referred to in such financial statements, all in accordance with (i) GAAP methodologies applied on a consistent basis throughout the periods involved and (ii) Regulation S-X or Regulation S-K, as applicable (except as may be indicated in the notes thereto and for the omission of notes and audit adjustments in the case of unaudited quarterly financial statements to the extent permitted by Regulation S-X or Regulation S-K, as applicable).

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(c)	Except as and to the extent reflected or reserved against in the Company Financials, the Company has not incurred any Liabilities or obligations of the type required to be reflected on a balance sheet in accordance with GAAP that are not adequately reflected or reserved on or provided for in the Company Financials, other than Liabilities of the type required to be reflected on a balance sheet in accordance with GAAP that have been incurred since the Company’s formation in the ordinary course of business. All debts and Liabilities, fixed or contingent, which should be included under U.S. GAAP on a balance sheet are included in all material respects in the Company Financials as of the date of such Company Financial.

Section 5.09 Compliance with Laws. The Company is, and has since its formation been, in compliance with all Laws applicable to it and the conduct of its business except for such noncompliance which would not reasonably be expected to have a Material Adverse Effect on the Company, and the Company has not received written notice alleging any violation of applicable Law in any material respect by the Company. The Company is not under investigation with respect to any violation or alleged violation of, any law, or judgment, order or decree entered by any court, arbitrator or Governmental Authority, domestic or foreign, and the Company has not previously received any subpoenas from any Governmental Authority.

Section 5.10 Actions; Orders; Permits. There is no pending or, to the Knowledge of the Company, threatened, material Action to which the Company is subject which would reasonably be expected to have a Material Adverse Effect on the Company. There is no material Action that the Company has pending against any other Person. The Company is not subject to any material Orders of any Governmental Authority, nor are any such Orders pending. The Company holds all material Permits necessary to lawfully conduct its business as presently conducted, and to own, lease and operate its assets and properties, all of which are in full force and effect, except where the failure to hold such Consent or for such Consent to be in full force and effect would not reasonably be expected to have a Material Adverse Effect on the Company.

Section 5.11 Litigation. There is no (a) Action of any nature currently pending or, to the Knowledge of the Company, threatened, and no such Action has been brought since its incorporation; or (b) Order now pending or outstanding or that was rendered by a Governmental Authority since its incorporation, in either case of (a) or (b) by or against the Company, its current or former directors, officers or equity holders (provided, that any litigation involving the directors, officers or equity holders of the Company must be related to the Company’s business, equity securities or assets), its business, equity securities or assets. Since its incorporation, none of the current or former officers, senior management or directors of the Company have been charged with, indicted for, arrested for, or convicted of any felony or any crime involving fraud.

Section 5.12 Transactions with Affiliates. Section 5.12 of the Company Disclosure Schedules sets forth a true, correct and complete list of the Contracts and arrangements that are in existence as of the Effective Date under which there are any existing or future Liabilities or obligations between the Company and any (a) present or former director, officer or employee or Affiliate of the Company, or any immediate family member of any of the foregoing, or (b) record or beneficial owner of more than five percent (5%) of the Company’s outstanding capital stock as of the Effective Date.

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Section 5.13 Investment Company Act. The Company is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company,” or required to register as an “investment company,” in each case within the meaning of the Investment Company Act of 1940, as amended.

Section 5.14 Independent Investigation. The Company has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of Next Charging and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of Next Charging for such purpose. The Company acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of the Members and the Members’ Representative set forth in this Agreement and in any certificate delivered to Company pursuant hereto; and (b) none of the Members, the Members’ Representative nor their respective Representatives have made any representation or warranty as to Next Charging, or this Agreement, except as expressly set forth in this Agreement or in any certificate delivered to Company pursuant hereto.

Section 5.15 No Brokers. The Company has not retained any broker or finder in connection with any of the Transactions, and the Company has not incurred or agreed to pay, or taken any other action that would entitle any Person to receive, any brokerage fee, finder’s fee or other similar fee or commission with respect to any of the Transactions.

Article VI. Additional Agreements and Covenants

Section 6.01 Delivery of Books and Records. At the Closing, the Members’ Representative shall deliver to the Company the originals of the minute books, books of account, contracts, records, and all other books or documents of Next Charging now in the possession of the Members’ Representative or its Representatives.

Section 6.02 Third Party Consents and Certificates. The Parties agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the Transactions.

Section 6.03 Notices of Certain Events. In addition to any other notice required to be given by the terms of this Agreement, each of the Parties shall promptly notify the other Parties of:

(a)	any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with any of the Transactions;

(b)	any notice or other communication from any governmental or regulatory agency or authority in connection with the Transactions; and

(c)	any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting such Party that, if pending on the Effective Date, would have been required to have been disclosed pursuant hereto or that relates to the consummation of the Transactions.

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Section 6.04 Stockholder Approval.

(a)	As promptly as practicable after the date hereof, the Company shall undertake such actions to obtain the approval of the stockholders of the Company for (i) the adoption and approval of this Agreement and the Transactions, including the issuance of the Exchange Shares and the shares of Common Stock which may be issued upon the Closing, in accordance with the Company Organizational Documents, the Securities Act, the DGCL and the rules and regulations of the SEC and Nasdaq, (ii) the adoption and approval of the amendment to the Certificate of Incorporation of the Company as required to effect the Certificate Amendment, and (iii) such other matters as the Company and Members’ Representative shall hereafter mutually determine to be necessary or appropriate in order to effect the Transactions (the approvals described in foregoing clauses (i) through (ii), collectively, the “Stockholder Approval Matters”).

(b)	The Parties acknowledge and agree that the Company shall use its commercially reasonable efforts to obtain the approval of the Stockholder Approval Matters by the stockholders of the Company (the “Required Stockholder Approval”) via a written consent in lieu of a meeting of the stockholders of the Company. In the event that the Required Stockholder Approval is so obtained via a written consent, the Company shall file a Schedule 14C with the SEC and thereafter take such additional actions to cause the written consent to be effective and operative.

(c)	In the event that the Required Stockholder Approval has not been received via a written consent of the stockholders of the Company by November 15, 2023, then the Company shall thereafter as promptly as practicable call a special meeting of the stockholders of the Company for the purpose of obtaining the Required Stockholder Approval, and shall thereafter file with the SEC such filings as required to call such special meeting and to solicit proxies from Company stockholders for the approval of the Stockholder Approval Matters and shall thereafter take such actions as reasonably required to hold and conclude such special meeting and to obtain the Required Stockholder Approval thereat. The Company and the Members’ Representative shall reasonably cooperate with respect to any such filings with the SEC, and the Members’ Representative and its counsel shall be provided with a reasonable opportunity to review and comment thereon, and Company shall consider any such comments timely made in good faith. The Company shall take any and all reasonable and necessary actions required to satisfy the requirements of the Securities Act, the Exchange Act and other applicable Laws in connection with such filings and the special meeting of the Company’s stockholders and in obtaining the Required Stockholder Approval.

Section 6.05 Members’ Representative.

(a)	Each Member constitutes and appoints the Members’ Representative as its Representative and its true and lawful attorney in fact, with full power and authority in its name and on its behalf:

(i)	to act on such Members’ behalf in the absolute discretion of Members’ Representative with respect to all matters relating to this Agreement, including execution and delivery of any amendment, supplement, or modification of this Agreement or any Transaction Document and any waiver of any claim or right arising out of this Agreement or the provision of any consent or agreement hereunder; and

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(ii)	in general, to do all things and to perform all acts, including executing and delivering all agreements, certificates, receipts, instructions, and other instruments contemplated by or deemed advisable to effectuate the provisions of this Section 6.05.

(b)	This appointment and grant of power and authority is coupled with an interest and is in consideration of the mutual covenants made in this Agreement and is irrevocable and will not be terminated by any act of any Member or by operation of law, whether by the death or incapacity of any Member or by the occurrence of any other event. Each Member hereby consents to the taking of any and all actions and the making of any decisions required or permitted to be taken or made by Members’ Representative pursuant to this Section 6.05. Each Member agrees that Members’ Representative shall have no obligation or liability to any Person for any action taken or omitted by Members’ Representative in good faith, even if taken or omitted negligently, and each Member shall indemnify and hold harmless Members’ Representative from, and shall pay to Members’ Representative the amount of, or reimburse Members’ Representative for, any Loss that Members’ Representative may suffer, sustain, or become subject to as a result of any claim made or threatened against Members’ Representative in his capacity as such.

(c)	The Company shall be entitled to rely upon any document or other paper delivered by Members’ Representative as being authorized by Members, and the Company shall not be liable to any Member for any action taken or omitted to be taken by the Company based on such reliance.

Article VII. Conditions to the Closing

Section 7.01 Conditions to the Obligations of all of the Parties. The obligations of all of the Parties to consummate the Closing are subject to the satisfaction, or waiver by the Company, on behalf of the Company, or by the Members’ Representative on behalf of the Members’ Representative and the Members, at or before the Closing Date of all the following conditions:

(a)	No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) or Order that is then in effect and which has the effect of making the transactions or agreements contemplated by this Agreement illegal or which otherwise prevents or prohibits consummation of the transactions contemplated by this Agreement and no Governmental Authority shall have imposed any terms or conditions on the Transactions which would reasonably be expected to materially impact the operations of the Company or Next Charging following the Closing.

(b)	There shall not be any Action brought by a third-party non-Affiliate to enjoin or otherwise restrict the consummation of the Closing.

(c)	The Parties shall have received all necessary approvals from all required Governmental Authorities to consummate the Transactions.

(d)	The Company Board shall have approved this Agreement and the Transactions and shall not have withdrawn such approval.

(e)	The Required Stockholder Approval shall have been obtained and shall have become effective under applicable Law.

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(f)	The Certificate Amendment shall have been completed and the Company shall have provided reasonable evidence thereof to the Members’ Representative.

(g)	The Company shall have completed and filed a listing of additional securities with Nasdaq and the waiting period thereunder shall have expired, and the Company shall have completed such additional requirements of Nasdaq such that the Transactions may be consummated in compliance with the rules and regulations of Nasdaq.

(h)	Next Charging shall have undertaken such actions as required to record the assignment of U.S. Patent no. US 10,836,269 B2 to Next Charging.

Section 7.02 Conditions to the Obligations of the Company. The obligations of the Company to consummate the Closing are subject to the satisfaction (or waiver by the Company in its sole discretion), at or before the Closing Date, of the following conditions:

(a)	The representations and warranties made by the Members’ Representative and the Members in this Agreement shall have been true and correct when made and shall be true and correct in all material respects (other than representations and warranties which are qualified as to materiality and the representations and warranties in Section 3.01, Section 3.02, Section 4.01, Section 4.02 and Section 4.06, which shall each be true and correct in all respects) at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date, except for changes therein permitted by this Agreement;

(b)	The Members and the Members’ Representative shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by the Members and the Members’ Representative prior to or at the Closing;

(c)	The Members’ Representative shall have provided to the Company audited financial statements for Next Charging and related auditor reports thereon from a Public Company Accounting Oversight Board-registered auditor, which consents to the inclusion of its statements in SEC public filings, for each of the two most recently ended fiscal years and any other period audited or unaudited but reviewed financials are required to be included in the SEC Reports following the Closing pursuant to applicable Law, and unaudited statements for any other required interim periods; and

(d)	There shall have occurred no Material Adverse Effect with respect to Next Charging.

Section 7.03 Condition to the Obligations of the Members. The obligations of the Members and the Members’ Representative to consummate the Closing are subject to the satisfaction (or waiver by the Members’ Representative in its sole discretion), at or before the Closing Date, of the following conditions:

(a)	The representations and warranties made by the Company in this Agreement shall have been true and correct when made and shall be true and correct in all material respects (other than representations and warranties which are qualified as to materiality, and other than the representations and warranties as set forth in Section 5.01, Section 5.02 and Section 5.07, which shall each be true and correct in all respects) at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date, except for changes therein permitted by this Agreement;

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(b)	The Company shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by the Company prior to or at the Closing; and

(c)	There shall have occurred no Material Adverse Effect with respect to the Company.

Article VIII. Termination; Survival

Section 8.01 Termination. This Agreement may be terminated on or prior to the Closing Date:

(a)	By the mutual written consent of the Company and the Members’ Representative;

(b)	By the Company (i) if the conditions to the Closing as set forth in Section 7.01 and Section 7.02 have not been satisfied or waived by the Company, which waiver the Company may give or withhold in its sole discretion, by the Termination Date, provided, however, that the Company may not terminate this Agreement pursuant to this clause (i) of this Section 8.01(b) if the reason for the failure of any such condition to occur was the breach of the terms of this Agreement by the Company; or (ii) if there has been a material violation, breach or inaccuracy of any representation, warranty, covenant or agreement of the Members or the Members’ Representative contained in this Agreement, which violation, breach or inaccuracy would cause any of the conditions set forth in Section 7.02 not to be satisfied, and such violation, breach or inaccuracy has not been waived by the Company or cured by the Members or the Members’ Representative, as applicable, within five (5) Business Days after receipt by the Members’ Representative of written notice thereof from the Company or is not reasonably capable of being cured prior to the Termination Date;

(c)	By the Members’ Representative (i) if the conditions to Closing as set forth in Section 7.01 and Section 7.03 have not been satisfied or waived by the Members’ Representative, which waiver the Members’ Representative may give or withhold in its sole discretion, by the Termination Date, provided, however, that the Members’ Representative may not terminate this Agreement pursuant to this clause (i) of this Section 8.01(c) if the reason for the failure of any such condition to occur was the breach of the terms of this Agreement by the Members’ Representative or any Member; or (ii) if there has been a material violation, breach or inaccuracy of any representation, warranty, covenant or agreement of the Company contained in this Agreement, which violation, breach or inaccuracy would cause any of the conditions set forth in Section 7.03 not to be satisfied, and such violation, breach or inaccuracy has not been waived by the Members’ Representative or cured by the Company, applicable, within five (5) Business Days after receipt by the Company of written notice thereof from the Members’ Representative or is not reasonably capable of being cured prior to the Termination Date; or

(d)	By Company or the Members’ Representative, if a court of competent jurisdiction or other Governmental Authority shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions and such order or action shall have become final and nonappealable.

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Section 8.02 Specific Enforcement. Notwithstanding the foregoing, the Parties acknowledge and agree that (i) if the Company has a right to terminate this Agreement pursuant to the provisions of clause (ii) of Section 8.01(b), the Company may elect not to terminate this Agreement and may instead seek to specifically enforce this Agreement pursuant to the provisions of Section 9.17, provided that all conditions to Closing have been satisfied in the event that such specific performance is seeking to cause the Closing to occur, waiver of any condition to close not being sufficient to implicate the right of specific performance as set forth herein; and (ii) if the Members’ Representative has a right to terminate this Agreement pursuant to the provisions of clause (ii) of Section 8.01(c), the Members’ Representative may elect not to terminate this Agreement and may instead seek to specifically enforce this Agreement pursuant to the provisions of Section 9.17, provided that all conditions to Closing have been satisfied in the event that such specific performance is seeking to cause the Closing to occur, waiver of any condition to close not being sufficient to implicate the right of specific performance as set forth herein.

Section 8.03 Survival After Termination. If this Agreement is terminated by in accordance with Section 8.01, this Agreement shall become void and of no further force and effect with no liability to any Person on the part of any Party hereto (or any officer, agent, employee, direct or indirect holder of any equity interest or securities, or Affiliates of any Party); provided, however, that this Section 8.03 and Article IX shall survive the termination of this Agreement and nothing herein shall relieve any Party from any liability for fraud or any willful and material breach of the provisions of this Agreement prior to the termination of this Agreement.

Section 8.04 Survival Following Closing. In the event that the Closing occurs, the representations and warranties of the Parties contained in this Agreement or in any certificate or instrument delivered by or on behalf of the either of the Parties pursuant to this Agreement shall not survive the Closing, and from and after the Closing, the Parties and their respective Representatives shall not have any further obligations, nor shall any claim be asserted or action be brought against either Party or their respective Representatives with respect thereto. The covenants and agreements made by the Parties in this Agreement or in any certificate or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such covenants or agreements, shall not survive the Closing, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Closing (which such covenants shall survive the Closing and continue until fully performed in accordance with their terms).

Article IX. Miscellaneous

Section 9.01 Notices.

(a)	Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by email, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to the Members’ Representative, to:

Michael D. Farkas

407 Lincoln Road, Suite 701

Miami Beach, FL 33139

Email: MDF@FarkasGroup.co

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With a copy, which shall not constitute notice, to:

Anthony L.G., PLLC

Attn: Laura Anthony

625 N. Flagler Drive, Suite 600

West Palm Beach, FL 33401

Email: lanthony@anthonypllc.com

If to any Member(s), to the Members’ Representative for further distribution to the applicable Member(s).

If to the Company, to:

EZFill Holdings, Inc.

Attn: Yehuda Levy

2999 NE 191st Street

Aventura, Florida 33180

Email: yehuda@ezfl.com

With a copy, which shall not constitute notice, to:

Sichenzia Ross Ference LLP

Attn: David B. Manno

1185 Avenue of the Americas, 31st Floor

New York, NY 10036

Email: DManno@SRF.LAW

(b)	Any Party may change its address for notices hereunder upon notice to each other Party in the manner for giving notices hereunder.

(c)	Any notice hereunder shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by email with return receipt requested and received and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 9.02 Governing Law; Jurisdiction.

(a)	This Agreement, and any and all claims, proceedings or causes of action relating to this Agreement or arising from this Agreement or the transactions contemplated herein, including, without limitation, tort claims, statutory claims and contract claims, shall be interpreted, construed, governed and enforced under and solely in accordance with the substantive and procedural Laws of the State of Delaware, in each case as in effect from time to time and as the same may be amended from time to time, and as applied to agreements performed wholly within the State of Delaware.

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(b)	Subject to the provisions of Section 9.04, each of the Parties irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought exclusively in the state or federal courts of the United States with jurisdiction in Miami-Dade County, Florida (the “Selected Courts”). By execution and delivery of this Agreement, each Party hereby (a) submits to the exclusive jurisdiction of any Selected Court for the purpose of any Action arising out of or relating to this Agreement brought by any Party hereto and (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the Selected Courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Selected Court. Each Party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party irrevocably consents to the service of the summons and complaint and any other process in any other Action relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such Party at the applicable address set forth in Section 9.01, provided that nothing in this Section 9.02(b) shall affect the right of any Party to serve legal process in any other manner permitted by Law.

Section 9.03 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 9.03.Each of the Parties acknowledge that each has been represented in connection with the signing of this waiver by independent legal counsel selected by the respective Party and that such Party has discussed the legal consequences and import of this waiver with legal counsel. Each of the Parties further acknowledge that each has read and understands the meaning of this waiver and grants this waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

Section 9.04 Mediation.

(a)	The Parties shall promptly submit any dispute, claim, or controversy arising out of or relating to this Agreement (including with respect to the meaning, effect, validity, termination, interpretation, performance, or enforcement of this Agreement) or any alleged breach thereof (including any action in tort, contract, equity, or otherwise), to mediation before one mediator who is generally experienced in industries in which the Company and Next Charging operate, to be selected by the Company and the Members’ Representative (the “Mediator”). If the Company and the Members’ Representative cannot agree upon the Mediator within ten (10) Business Days of the commencement of the efforts to so agree on an Mediator, each of the Company and the Members’ Representative shall select one person as a mediator and the two mediators so selected shall select the sole Mediator who shall hear and resolve the dispute.

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(b)	The Parties will endeavor to resolve the applicable dispute with the assistance of the Mediator for a period of thirty (30) days following the selection of the Mediator, and in the event that they are unable to do so, each Party shall be free to pursue other rights and remedies as may be available to them hereunder and under applicable Law.

(c)	In any mediation hereunder, this Agreement and any agreement contemplated hereby shall be governed by the laws of the State of Delaware applicable to a contract negotiated, signed, and wholly to be performed in the State of Delaware, which laws the Mediator shall apply. The mediation shall be held in Miami-Beach, Florida, Florida.

(d)	In any mediation hereunder, the Members’ Representative shall have the right to act for, and bind, any of the Members, pursuant to the provisions of Section 6.05.

Section 9.05 Limitation on Damages. In no event will any Party be liable to any other Party under or in connection with this Agreement or in connection with the Transactions for special, general, indirect or consequential damages, including damages for lost profits or lost opportunity, even if the Party sought to be held liable has been advised of the possibility of such damage.

Section 9.06 Attorneys’ Fees. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorneys’ fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 9.07 Confidentiality. Each Party agrees that, unless and until the Transactions have been consummated, it and its Representatives will hold in strict confidence all data and information obtained with respect to another Party or any subsidiary thereof from any Representative, officer, director or employee, or from any books or records or from personal inspection, of such other Party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by Law or any regulation of any Governmental Authority to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the Transactions. In the event of the termination of this Agreement, each Party shall return to the applicable other Party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each Party will continue to comply with the confidentiality provisions set forth herein.

Section 9.08 Third Party Beneficiaries. This contract is strictly between the Parties, and except as specifically provided herein, no other Person and no director, officer, shareholder, employee, agent, independent contractor or any other Person shall be deemed to be a third-party beneficiary of this Agreement.

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Section 9.09 Expenses. Subject to Section 9.04 and Section 9.06 and other than as specifically set forth herein, whether or not the Exchange is consummated, each of the Parties will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other Transactions.

Section 9.10 Entire Agreement. This Agreement, the other Transaction Documents and the other agreements and documents references herein represent the entire agreement between the Parties relating to the subject matter thereof and supersede all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

Section 9.11 Amendment; Waiver; Remedies.

(a)	This Agreement may be amended, modified, superseded, terminated or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the Company and the Members’ Representative.

(b)	Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.

(c)	Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any Party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a Party waives or otherwise affects any obligation of that Party or impairs any right of the Party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved Party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

Section 9.12 No Presumption Against Drafter. This Agreement creates no fiduciary or other special relationship between the Parties, and no such relationship otherwise exists. No presumption in favor of or against any Party in the construction or interpretation of this Agreement or any provision hereof shall be made based upon which Person might have drafted this Agreement or such provision.

Section 9.13 Headings. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the Parties.

Section 9.14 No Assignment or Delegation. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No Party shall have any power or any right to assign or transfer, in whole or in part, this Agreement, or any of its rights or any of its obligations hereunder, including, without limitation, any right to pursue any claim for damages pursuant to this Agreement or the transactions contemplated herein, or to pursue any claim for any breach or default of this Agreement, or any right arising from the purported assignor’s due performance of its obligations hereunder, without the prior written consent of the other Party and any such purported assignment in contravention of the provisions herein shall be null and void and of no force or effect.

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Section 9.15 Commercially Reasonable Efforts. Subject to the terms and conditions herein provided, each Party shall use their respective commercially reasonable efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the Transactions shall be consummated as soon as practicable, and to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate and make effective this Agreement and the Transactions.

Section 9.16 Further Assurances. From and after the Effective Date, each Party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such Party’s obligations hereunder, necessary to effectuate the Transactions.

Section 9.17 Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof or were otherwise breached and that each Party hereto shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the provisions hereof and to enforce specifically the terms and provisions hereof, without the proof of actual damages, in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, and agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that (a) the other Party has an adequate remedy at law, or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity.

Section 9.18 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signatures Appear on Following Pages]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

Members’ Representative

By:	/s/ Michael Farkas
Name:	Michael Farkas
Title:	Manager

EZFill Holdings, Inc.

By:	/s/ Yehuda Levy
Name:	Yehuda Levy
Title:	Interim Chief Executive Officer

[Members’ Signatures appear on following pages]

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Member name: Inductive Holdings, LLC

By:	/s/ Michael Farkas
Name:	Michael Farkas
Title:	Manager

Member name:	Michael Farkas

By:	/s/ Michael Farkas
Name:	Michael Farkas

[Members’ Signature Page to Exchange Agreement]

Exhibit A

Assignment of Membership Interests

(Attached)

Exhibit B

Form of Lock-Up Agreement

(Attached)

ANNEX C

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

On August 10, 2023, the Company, the members (the “Members”) of Next Charging LLC (“Next Charging” or “Next”) and Michael Farkas, an individual, as the representative of the members, entered into an Exchange Agreement (the “Exchange Agreement”), pursuant to which the Company agreed to acquire from the Members 100% of the membership interests of Next Charging (the “Membership Interests”) in exchange for up to 100,000,000 shares of common stock.

This agreement was amended on November 2, 2023, as follows:

-	35,000,000 shares of common stock will vest upon the closing of the acquisition of Next Charging,
-	35,000,000 shares of common stock will vest upon the acquisition of the first target; and
-	30,000,000 shares of common stock will vest upon the Company commercially deploying the third solar, wireless electric vehicle charging, microgrid, and/or battery storage system.

As an additional condition to be satisfied prior to the Closing, Next Charging is also required to take actions to record the assignment to itself of a patent mentioned in the Amended and Restated Exchange Agreement.

Next Charging is a renewable energy company formed by Michael D. Farkas. Next Charging has plans to develop and deploy wireless electric vehicle charging technology coupled with battery storage and solar energy solutions.

Upon Closing, the board of directors of the Company will appoint Michael Farkas as Chief Executive Officer, Director and Executive Chairman of the Company. Mr. Farkas is the managing member and CEO of Next Charging. Mr. Farkas is also the beneficial owner of approximately 20% of the Company’s issued and outstanding common stock.

The Closing is subject to customary closing conditions, including (i) that the Company take the actions necessary to amend its certificate of incorporation to increase the number of authorized shares of Common Stock from 50,000,000 shares of Common Stock to 500,000,000 shares of Common Stock, (ii) the receipt of the requisite stockholder approval, (iii) the receipt of the requisite third-party consents and (iv) compliance with the rules and regulations of The Nasdaq Stock Market.

At the time of closing, there will be a change in control, in a transaction treated as a reverse acquisition.

See Form 8-K filed on November 2, 2023 for additional information.

The following unaudited pro forma condensed combined financial information presents the combination of the financial information of EZFL and Next adjusted to present the merger. Primarily due to a change in control, this transaction has been accounted for as a reverse acquisition. Effects of adjustments made are collectively referred to as the “transaction accounting adjustments.”

The transaction between EZFL and Next is also considered a related party transaction. Prior to the transaction, Michael Farkas owned approximately 20% of EZFL and 100% of Next Charging.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022 give pro forma effect to the reverse acquisition as if it had occurred on January 1, 2023 and 2022, respectively.

The historical financial statements of EZFL included in this Pro Forma were filed by the Company on Form 10K (Year ended December 31, 2022 on March 20, 2023) and on Form 10Q (Nine Months Ended September 30, 2023 on November 14, 2023).

The unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statement of operations are collectively referred to as the “pro forma financial information.”

The pro forma financial information should be read in conjunction with the accompanying notes. In addition, the pro forma financial information is derived from and should be read in conjunction with the following historical consolidated financial statements and accompanying notes of the Company and Next:

The pro forma financial information does not reflect adjustments for any other consummated or probable acquisitions by the Company since such transactions were not significant in accordance with Regulation S-X Rule 3-05, as amended by Release No. 33-10786, Amendments to Financial Disclosures About Acquired and Disposed Businesses, as adopted by the Securities and Exchange Commission on May 20, 2020.

The pro forma financial information has been prepared by the Company in accordance with Regulation S-X Article 11, Pro Forma Financial Information, as amended by the final rule, Release No. 33-10786, which is referred to herein as Article 11.

The Company and Next prepare their respective financial statements in accordance with United States generally accepted accounting principles. The Next Acquisition will be accounted for using the acquisition method of accounting, with Next being treated as the accounting acquirer in a transaction classified as a reverse acquisition.

In identifying Next Charging as the acquiring entity for accounting purposes, EZFL and Next took into account a number of factors, including the relative voting rights of all equity instruments in the combined company, in which Next Charging stockholders and EZFL stockholders are expected to own approximately 96% and 4%, respectively, of the common stock, the composition of senior management of the combined company and the corporate governance structure of the combined company. No single factor was the sole determinant in the overall conclusion that Next Charging is the acquirer for accounting purposes; rather all factors were considered in arriving at such conclusion.

The transaction accounting adjustments are preliminary, based upon available information as of the date of the Schedule 14C filing, and have been prepared solely for the purpose of this pro forma financial information. These adjustments are based on preliminary estimates and may be different from the adjustments that will be determined based on the finalization of acquisition accounting, and these differences could be material. The transaction accounting adjustments are based on preliminary estimates of the fair value of consideration related to the Next Charging Acquisition, including the fair values of assets acquired and liabilities assumed. Certain valuations and assessments related to the assets and liabilities acquired and consideration provided are in process and will not be completed until subsequent to the filing of the Form 8-K/A. The estimated fair values assigned in this unaudited pro forma financial information are preliminary and represent the Company’s current best estimates of fair value and are subject to revision.

The pro forma financial information is based on various adjustments and assumptions and is not necessarily indicative of what the Company’s consolidated statement of operations or consolidated balance sheet would have been had the Next Acquisition been completed as of the dates indicated or will be for any future periods. The pro forma financial information does not purport to project the future financial position or operating results of the combined companies. The pro forma financial information does not include adjustments to reflect any potential revenue, synergies or dis-synergies, or cost savings that may be achieved in the future, or the associated costs that may be necessary to achieve such revenues, synergies or cost savings.

Description of the Share Exchange Agreement and Valuation

The Company expects to issue up to a total of 100,000,000 shares of common stock as follows:

●	Issuance of 35,000,000 shares of common stock to Next’s members upon closing the reverse acquisition (see above),
●	Issuance of 35,000,000 shares of common stock to Next’s members upon closing the first target acquisition; and
●	Issuance of 30,000,000 shares of common stock to Next’s members upon the deployment of 3 solar, wireless electrical vehicle charging, microgrid and/or other battery storage system.

None of the above milestones (65,000,000 shares of common stock) have been met to date as the Company must first increase their authorized shares of common stock to be able to effectuate these transactions.

The issuance of the first 35,000,000 shares of common stock upon the closing of the Next merger are valued using the closing stock price on September 30, 2023 for purposes of this Pro Forma. The additional 65,000,000 shares are considered part of a contingent consideration arrangement and have also been valued using the closing stock price on September 30, 2023 for purposes of this Pro Forma. The valuation of these shares are subject to revision and adjustment. All shares are expected to vest in full.

The Company has determined that the contingent consideration arrangement will meet the requirements for classification as an equity transaction upon the closing of the Next Charging merger. First, the Company has satisfied the criteria in ASC 815-40-15 and 815-40-25 for equity treatment. Second, since the transaction has occurred with a related party, the Company believes this is in substance a capital transaction.

Anticipated Accounting Treatment

Next (“accounting acquirer,” and the entity whose equity interests were acquired) merged with and into EZFL (“legal acquirer,” and the entity that issued securities for financial reporting purposes), a then operating public company, in a transaction accounted for as a reverse acquisition.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined financial information has been prepared using the acquisition method of accounting under GAAP. GAAP requires that business combinations are accounted for under the acquisition method of accounting, which requires all of the following steps:

(a)	identifying the acquirer;
(b)	determining the acquisition date;
(c)	recognizing and measuring the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; and
(d)	recognizing and measuring goodwill or a gain from a bargain purchase.

On the acquisition date (for purposes of the proforma was September 30, 2023), the identifiable assets acquired and liabilities assumed will be measured at fair value, with limited exceptions.

Both EZFL and Next Charging have common ownership, and this transaction is deemed to be with a related party. Prior to the transaction, Michael Farkas owned approximately 20% of EZFL and 100% of Next Charging. Since the reverse acquisition occurred with a related party, the Company did not recognize goodwill or any intangible assets, rather an adjustment to additional paid in capital was recorded to reflect the nature of the transaction.

In reporting its weighted average shares outstanding and earnings (loss) per share data, all share and per share amounts have been retroactively restated to the earliest period presented.

Transaction costs associated with the reverse acquisition were $0.

The results of operations for the combined company will be reported prospectively after the acquisition date.

While pro forma adjustments related to EZFL’s assets and liabilities were based on estimates of fair value determined from preliminary information received from EZFL and initial discussions between Next and EZFL management, due diligence efforts, and information available in the historical audited financial statements of EZFL and the related notes, the detailed valuation studies necessary to arrive at the required estimates of the fair value of the EZFL assets to be acquired and the liabilities to be assumed, as well as the identification of all adjustments necessary to conform Next and EZFL accounting policies, remain subject to completion.

Next Charging intends to complete the valuations and other studies upon completion of the transaction and will finalize the purchase price allocation as soon as practicable within the measurement period, but in no event later than one year following the closing date of the transaction. The assets and liabilities of EZFL have been measured based on various preliminary estimates using assumptions that Next believes are reasonable, based on information that is currently available.

Differences between these preliminary estimates and the final acquisition accounting may occur, and those differences could have a material impact on the accompanying unaudited pro forma condensed combined financial statements and the combined company’s future results of operations and financial position.

The unaudited pro forma condensed combined financial statements constitute forward-looking information and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. See “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors” included elsewhere in this information statement, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and the Form S-1 dated November 27, 2023 filed on November 28, 2023.

Pro Forma Condensed Combined Balance Sheet

September 30, 2023

(Unaudited)

	Legal Acquirer Historical EzFill Holdings, Inc.	Accounting Acquirer Historical Next Charging, LLC	Transaction Accounting Adjustments	Notes	Pro Forma Combined

Assets

Current Assets
Cash	$405,230	$54,843	$-		$460,073
Restricted cash	-	1,000,000	-		1,000,000
Investment in debt securities	-	-	-		-
Accounts receivable – net	1,326,133	-	-		1,326,133
Note receivable - related party - net	-	1,511,395	-		1,511,395
Inventory	183,271	-	-		183,271
Prepaids and other	357,929	-	-		357,929
Total Current Assets	2,272,563	2,566,238	-		4,838,801

Property and equipment – net	3,715,860	83,179	-		3,799,039

Operating lease - right-of-use asset	354,601	-	-		354,601

Deposits	53,017	-	-		53,017

Total Assets	$6,396,041	$2,649,417	$-		$9,045,458

Liabilities and Stockholders’ Equity (Deficit)

Current Liabilities
Accounts payable and accrued expenses	$1,141,624	$22,360	$-		$1,163,984
Accounts payable and accrued expenses - related parties	31,815	-	-		31,815
Line of credit	-	-	-		-
Notes payable – net	818,629	-	-		818,629
Notes payable - related party	3,145,997	2,934,650	-		6,080,647
Operating lease liability	238,042	-			238,042
Total Current Liabilities	5,376,107	2,957,010	-		8,333,117

Long Term Liabilities
Notes payable – net	742,053	-	-		742,053
Operating lease liability	140,375	-	-		140,375
Total Long Term Liabilities	882,428	-	-		882,428

Total Liabilities	6,258,535	2,957,010	-		9,215,545

Stockholders’ Equity (Deficit)
Preferred stock - $0.0001 par value	-	-	-		-
Common stock - $0.0001 par value	396	100	3,500	1	10,396
			6,500	2
			(100)	3
Additional paid-in capital	42,026,591	26,295	94,146,500	1	153,505
			(94,150,000)	1
			174,843,500	2
			(174,850,000)	2
			100	3
			(41,889,481)	4

Accumulated deficit	(41,889,481)	(333,988)	41,889,481	4	(333,988)
Accumulated other comprehensive loss	-	-	-		-
Total Stockholders’ Equity (Deficit)	137,506	(307,593)	-		(170,087)

Total Liabilities and Stockholders’ Equity (Deficit)	$6,396,041	$2,649,417	$-		$9,045,458

1 - reflects the issuance of 35,000,000 shares of common stock, having a fair value of $94,150,000 ($2.69/share), based upon the quoted closing trading price on the acquisition date. The Company acquired net liabilities of $307,593.

2 - reflects the issuance of 65,000,000 shares of common stock as contingent consideration, having a fair value of $174,850,000 ($2.69/share), based upon the quoted closing trading price on the acquisition date.

3 - reflects the elimination of the accounting acquirers common stock in connection with the reverse acquisition.

4 - reflects the elimination of the legal acquirers historical accumulated deficit as of the acquisition date.

The accompanying notes are an integral part of this unaudited pro forma condensed combined financial statements

Pro Forma Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2023

(Unaudited)

	Legal Acquirer Historical EzFill Holdings, Inc.	Accounting Acquirer Historical Next Charging, LLC	Transaction Accounting Adjustments	Notes	Pro Forma Combined

Sales - net	$17,525,677	$-	$-		$17,525,677

Costs and expenses
Cost of sales	16,529,030	-	-		16,529,030
General and administrative expenses	6,250,013	459,830	-		6,709,843
Depreciation and amortization	829,137	5,555	-		834,692
Total Costs and Expenses	23,608,180	465,385	-		24,073,565

Loss from operations	(6,082,503)	(465,385)	-		(6,547,888)
			-		-
Other income (expense)
Interest income	31,717	137,797	-		49,217
Interest expense	(966,374)	(38,420)	-		(1,004,794)
Loss on sale of marketable debt securities	(27,160)	-	-		(27,160)
Total other income (expense) - net	(961,817)	99,377	-		(862,440)

Net loss	$(7,044,320)	$(366,008)	$-		$(7,410,328)

Loss per share - basic and diluted	$(2.02)	$(3.66)			$(0.07)

Weighted average number of shares - basic and diluted	3,493,760	100,000		1	103,493,760

1 - reflects the issuance of 100,000,000 shares of common stock as of the beginning of the period in connection with the reverse acquisition.

The accompanying notes are an integral part of these unaudited consolidated financial statements

Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2022

(Unaudited)

	Legal Acquirer Historical EzFill Holdings, Inc.	Accounting Acquirer Historical Next Charging, LLC	Transaction Accounting Adjustments	Notes	Pro Forma Combined

Sales - net	$15,044,721	$-	$-		$15,044,721

Costs and expenses
Cost of sales	15,218,234	-	-		15,218,234
General and administrative expenses	15,543,145	11,808	-		15,554,953
Depreciation and amortization	1,769,621	-	-		1,769,621
Total Costs and Expenses	32,531,000	11,808	-		32,542,808

Income (loss) from operations	(17,486,279)	(11,808)	-		(17,498,087)
			-		-
Other income (expense)
Interest income	84,603	1,556	-		86,159
Interest expense	(104,089)	(3,463)	-		(107,552)
Loss on sale of marketable debt securities	-		-		-
Total other income (expense) - net	(19,486)	(1,907)	-		(21,393)

Net loss	$(17,505,765)	$(13,715)	$-		$(17,519,480)

Loss per share - basic and diluted	$(0.66)	$(0.14)			$(0.17)

Weighted average number of shares - basic and diluted	26,411,874	100,000		1	103,301,484

1 - reflects the issuance of 100,000,000 shares of common stock as of the beginning of the period in connection with the reverse acquisition.

The accompanying notes are an integral part of these unaudited consolidated financial statements

Results of Operations for the Nine Months Ended September 30, 2023 and 2022

	September 30, 2023	September 30, 2022	$ Change	Notes

Revenues	$-	$-	$-	1

General and administrative expenses	465,385	6,808	458,577	2

Operating loss	(465,385)	(6,808)	(458,577)

Other income (expense)
Interest income	137,797	1,162	136,635	3
Interest expense	(38,420)	(2,592)	(35,828)	4
Total other income (expense)	99,377	(1,430)	100,807

Net loss	$(366,008)	$(8,238)	$(357,770)	5

1 - The Company has not yet begun revenue generating activities.

2 - The increase of $458,577 in G&A in 2023 from 2022 related to legal and professional fees of $281,138, depreciation of $5,555 and compensation of $114,643 in 2023 as compared to $1,808 in 2022. The Company also incurred various other costs related to day to day operations of $64,049 in 2023 as compared to $5,000 in 2022.

3 - The Company earned interest income (3%) of $137,797 and $1,162, in 2023 and 2022 respectively, on a note receivable with its founder and Chief Executive Officer.

4 - The Company recorded interest expense (10%) of $38,420 and $2,592, in 2023 and 2022 respectively, for the stated (5%) and imputed (5%) amounts on a notes due to its Founder and Chief Executive Officer. The increase related to a higher outstanding balance in 2023 as compared to 2022.

5 - The net loss of $366,008 in 2023 as compared to $8,238 in 2022, respectively, and its components were determined based on all activities discussed in 1, 2, 3, and 4 noted above.

Results of Operations for the Years Ended December 31, 2022 and 2021

	December 31, 2022	December 31, 2021	$ Change	Notes

Revenues	$-	$-	$-	1

General and administrative expenses	11,808	13,510	(1,702)	2

Operating loss	(11,808)	(13,510)	1,702

Other income (expense)
Interest income	1,556	1,556	-	3
Interest expense	(3,463)	(1,680)	(1,783)	4
Total other income (expense)	(1,907)	(124)	(1,783)

Net loss	$(13,715)	$(13,634)	$(81)	5

1 - The Company has not yet begun revenue generating activities.

2 - The decrease in G&A related to legal and professional fees of $1,808 as compared to $2,200, in 2022 and 2021, respectively, and other general costs related to the day to day operations of $10,000 as compared to $11,310, in 2022 and 2021, respectively.

3 - The Company earned interest income (3%) of $1,556 and $1,556, in 2023 and 2022 respectively, on a note receivable with its founder and Chief Executive Officer.

4 - The Company recorded interest expense (10%) of $3,463 and $1,680, in 2023 and 2022 respectively, for the stated (5%) and imputed (5%) amounts on a note due to its Founder and Chief Executive Officer. The increase related to a higher outstanding balance in 2022 as compared to 2021.

5 - The net loss of $13,715 in 2022 as compared to $13,634 in 2021, respectively, and its components were determined based on all activities discussed in 1, 2, 3, and 4 noted above.

Liquidity and Cash Flows

Next has experienced net losses and negative cash flows from operations since its inception. At September 30, 2023, Next had:

Cash and cash equivalents of $1,054,843 (including restricted cash of $1,000,000),

Working capital deficit of $390,772,

Accumulated deficit of $333,988,

Stockholders’ deficit of $307,593,

Net cash used in operations of $382,880; and

Net loss of $366,008

Next is dependent upon its Founder and Chief Executive Officer for working capital as other outside sources are not currently available. Without adequate funding, Next may not be able to meet its obligations as they come due. The management of Next believes these conditions raise substantial doubt about its ability to continue as a going concern. Next is focused on developing its proprietary technology and effecting a merger with an operating business. The Company will need to continue to raise additional debt and/or equity based capital to sustain its future plans.

	September 30, 2023	September 30, 2022	$ Change	Notes

Net cash used in operating activities	$382,880	$5,907	$376,973	1, 2
Net cash used in investing activities	$1,463,734	$-	$1,463,734	3
Net cash provided by financing activities	$2,900,000	$-	$2,900,000	4

1 - net cash used in operations for the nine months ended September 30, 2023 was $382,880 and consisted of the following:

- net loss of ($366,008), plus adjustments to reconcile the net loss to net cash used in operations of:

- depreciation expense - $5,555,

- original issue discount accretion – ($118,689)

- interest receivable - related party - $23,333

- loan from note receivable - related party - $54,484

- accounts payable and accrued expenses - $18,445

2 - net cash used in operations for the nine months ended September 30, 2022 was $5,907 and consisted of the following:

- net loss of ($8,238), plus adjustments to reconcile the net loss to net cash used in operations of:

- interest receivable - related party - $1,296

- loan from note receivable - related party – ($1,165)

- accounts payable and accrued expenses - $2,200

3 - net cash used in investing activities for the nine months ended September 30, 2023 was $1,463,734 related to advances made through a related party note receivable of $1,375,000 and the purchase of a Company vehicle for $88,734. There were no transactions for the nine months ended September 30, 2022.

4 - net cash provided by financing activities for the nine months ended September 30, 2023 was $2,900,000 related to advances from the Chief Executive Officer. There were no transactions for the nine months ended September 30, 2022.

	December 31, 2022	December 31, 2021	$ Change	Notes

Net cash used in operating activities	$10,907	$13,510	$(2,603)	1, 2
Net cash used in investing activities	$-	$-	$-	3
Net cash provided by financing activities	$-	$25,850	$(25,850)	4

1 - net cash used in operations for the year ended December 31, 2022 was $10,907 and consisted of the following:

- net loss of ($13,715), plus adjustments to reconcile the net loss to net cash used in operations of:

- interest receivable - related party - $1,732

- loan from note receivable - related party - ($1,556)

- accounts payable and accrued expenses - $2,632

2 - net cash used in operations for the year ended December 31, 2021 was $13,510 and consisted of the following:

- net loss of ($13,634), plus adjustments to reconcile the net loss to net cash used in operations of:

- interest receivable - related party - $840

- loan from note receivable - related party - ($1,556)

- accounts payable and accrued expenses - $840

3 - net cash used in investing activities for the years ended December 31, 2022 and 2021 was $0 and $0, respectively.

4 - net cash provided by financing activities for the year ended December 31, 2021 was $25,850 related to advances from the Chief Executive Officer. There were no transactions for the year ended December 31, 2022.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. In our financial statements, estimates are used for, but not limited to, valuation of financial instruments, estimated useful life of our vehicle, deferred taxes and the related valuation allowance.

On an ongoing basis, we evaluate these estimates and assumptions, including those described below. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. These estimates and assumptions form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates, and those estimates may be material. Due to the estimation processes involved, the following summarized accounting policies and their application are considered to be critical to understanding our business operations, financial condition and operating results.

Notes and Interest Receivable

Note and Interest receivable are recorded at fair value on the date revenue is recognized. The Company provides allowances for doubtful accounts by specific customer identification. If market conditions decline, actual collections may not meet expectations and may result in decreased cash flow and increased bad debt expense. Once collection efforts by the Company and its collection agency are exhausted, the determination for charging off uncollectible receivables is made.

Income Taxes

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of items that have been included or excluded in the financial statements or tax returns. Deferred tax assets and liabilities are determined on the basis of the difference between the tax basis of assets and liabilities and their respective financial reporting amounts (“temporary differences”) at enacted tax rates in effect for the years in which the temporary differences are expected to reverse.

The Company adopted the provisions of Accounting Standards Codification (“ASC”) Topic 740-10, which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Income taxes are passed through to the members of Next Charging LLC for 2021. Effective January 1, 2022, the Company is treated as a Corporation and the taxes are paid by the Corporation.

Management has evaluated and concluded that there are no material tax positions requiring recognition in the Company’s unaudited financial statements as of September 30, 2023. The Company does not expect any significant changes in its unrecognized tax benefits within twelve months of the reporting date. The Company’s 2020, 2021, and 2022 tax returns remain open for audit for Federal and State taxing authorities.

The Company’s policy is to classify assessments, if any, for tax related interest as interest expense and penalties as general and administrative expenses in the statement of operations.

Property and Equipment

Property and equipment consist of furniture and office equipment and is stated at cost less accumulated depreciation. Depreciation is determined by using the straight-line method for property and equipment, over the estimated useful lives of the related assets, generally three to five years and vehicles over the useful life of 5 years. Expenditures for repairs and maintenance of equipment are charged to expense as incurred. Major replacements and betterments are capitalized and depreciated over the remaining useful lives of the related assets.

Recently Issued Accounting Pronouncements

The Company has evaluated all new accounting standards that are in effect and may impact its unaudited financial statements and does not believe that there are any other new accounting standards that have been issued that might have a material impact on its financial position or results of operations.

In June 2016, the FASB issued ASU No. 2016-13, “Financial Instruments—Credit Losses (Topic 326).” The standard introduces a new model for recognizing credit losses on financial instruments based on an estimate of current expected credit losses and will apply to trade receivables. The new guidance will be effective for the Company’s annual and interim periods beginning after December 15, 2022. The Company has adopted this pronouncement effective January 1, 2023 and determined there was no material effect on the financial statements.

ANNEX D

AUDIT REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND NEXT CHARGING’S FINANCIAL STATEMENTS AND ACCOMPANYING NOTES

M&K CPAS
PLLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders of
Next Charging, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Next Charging, LLC (the Company) as of December 31, 2022 and 2021, and the related statements of income, stockholders' equity, and cash flows for each of the years in the two-year period ended December 31, 2022, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has net losses since and limited cash flows, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

363 N. Sam Houston Pkwy E., Suite 650 Houston, TX 77060 Main: 832-242-9950 Fax: 832-242-9956 www.mkacpas.com

Going Concern

As discussed in Note 2 to the financial statements, the Company had a going concern due to net losses, negative cash flows from operations and limited business operations as of December 31, 2022. Auditing management's evaluation of a going concern can be a significant judgment given the fact that the Company uses management estimates on future revenues and expenses which are not able to be substantiated.

To evaluate the appropriateness and accuracy of the assessment by management, we evaluated management's assessment in relationship to the relevant agreements and the related disclosures in the financial statements.

M&K CPAS, PLLC

M&K CPAS, PLLC

We have served as the Company's auditor since 2023

The Woodlands, TX

November 27, 2023

Next Charging LLC

Balance Sheets

	December 31, 2022	December 31, 2021

Assets

Current Assets
Cash and cash equivalents	$1,457	$12,364
Note receivable, related party, net of allowance	72,191	70,635
Total Current Assets	73,648	82,999

Total Assets	$73,648	$82,999

Liabilities and Stockholders’ Equity

Current Liabilities
Accounts payable and accrued expenses	$3,916	$1,284
Notes payable – related party	34,650	34,650
Total Current Liabilities	38,566	35,934

Total Liabilities	38,566	35,934

Commitments and Contingencies (Note 4)	-	-

Stockholders’ Equity
Common stock, par value $0.001: authorized 100,000 shares, 100,000 issued and outstanding as of December 31, 2022 and 2021	100	100
Additional paid-in capital	2,962	1,230
Accumulated earnings	32,020	45,735
Stockholders’ Equity	35,082	47,065

Total Stockholders’ Equity	35,082	47,065

Total Liabilities and Stockholders’ Equity	$73,648	$82,999

The accompanying notes are an integral part of the financial statements

Next Charging LLC

Statements of Operations

	For the Years Ended December 31,
	2022	2021

Revenues	$-	$-

Costs and Expenses
General and administrative expenses	10,000	11,310
Professional fees	1,808	2,200
Total operating expenses	11,808	13,510

Operating Loss	(11,808)	(13,510)

Other Income (Expense)
Interest income	1,556	1,556
Interest expense	(3,463)	(1,680)
Total other income (expense)– net	(1,907)	(124)

Net Loss	$(13,715)	$(13,634)

Weighted Average Shares – Basic and Diluted	100,000	100,000
Earnings Per Share – Basic and Diluted	(0.14)	(0.14)

The accompanying notes are an integral part of the financial statements.

Next Charging LLC

Statements of Changes in Stockholders’ Equity

For the Years Ended December 31, 2022, and 2021

	Common Stock		Additional Paid-in	Accumulated	Total Stockholders’
	Shares	Amount	Capital	Earnings	Equity

Balance December 31, 2020	100,000	$100	$390	$59,369	$59,859
Imputed Interest – Related Party	-	-	840	-	840
Net loss	-	-	-	(13,634)	(13,634)
Balance December 31, 2021	100,000	$100	$1,230	$45,735	$47,065
Imputed Interest – Related Party	-	-	1,732	-	1,732
Net loss	-	-	-	(13,715)	(13,715)
Balance December 31, 2022	100,000	$100	$2,962	$32,020	$35,082

The accompanying notes are an integral part of the financial statements.

Next Charging LLC

Statements of Cash Flows

	For the Years December 31,
	2022	2021
Cash Flows Operating activities
Net loss	$(13,715)	$(13,634)
Adjustments to reconcile net loss to net cash (used) by operations:
Imputed interest – Related Party	1,732	840
Changes in operating assets and liabilities:
Increase in:
Note receivables	(1,556)	(1,556)
Increase in:
Accounts payable and accrued expenses	2,632	840
Net cash used in operating activities	(10,907)	(13,510)

Cash Flows Financing activities
Proceeds from borrowings – related party	-	25,850
Net cash provided by financing activities	-	25,850

Net (decrease) increase in cash	(10,907)	12,340

Cash and cash equivalents - beginning of period	12,364	24

Cash and cash equivalents - end of period	$1,457	$12,364

Supplemental disclosure of cash flow information
Cash paid for interest	$-	$-
Cash paid for income tax	$-	$-

The accompanying notes are an integral part of the financial statements.

NEXT CHARGING LLC

Notes to Financial Statements

For The Years Ended December 31, 2022 and 2021

Note 1 – Business Organization and Nature of Operations

Next Charging LLC (“Next Charging LLC” or the “Company”) was incorporated on April 20, 2016, under the laws of the State of Florida. Next Charging LLC is a Next Charging is a forward-thinking technology company dedicated to revolutionizing the vehicle (EV) charging industry. The Company owns the patent for contactless transactions, included payment processing across a communication network or charging a vehicle without physical cables or connecters.

The accompanying audited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In the opinion of management, such statements include all adjustments (consisting only of normal recurring items) which are considered necessary for a fair presentation of the audited financial position of Next Charging LLC as of December 31, 2022 and December 31, 2021, and the audited results of its operations and cash flows for the years ended December 31, 2022 and 2021.

Note 2 – Summary of Significant Accounting Policies

Going Concern

There is substantial doubt about the Company to continue as a going concern. The Company without additional sources of debt or equity capital would potentially need to cease operations. Management plans to raise additional capital within the next twelve months that is expected to sustain its operations for the next year. No assurance can be given that any future financing will be available or, if available, that it will be on terms that are satisfactory to the Company. Even if the Company is able to obtain additional financing, it may contain restrictions on our operations, in the case of debt financing or cause substantial dilution for our stockholders, in case of equity financing. In addition, the Company expects to begin a marketing campaign to market and sell its services. There can be no assurance that such a plan will successful.

The accompanying condensed consolidated financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of 90 days or less to be cash equivalents. At December 31, 2022, and December 31, 2021, the Company has $1,457 and $12,364 in cash equivalents, respectively.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

Note and Interest Receivable

Note and Interest receivable are recorded at fair value on the date revenue is recognized. The Company provides allowances for doubtful accounts by specific customer identification. If market conditions decline, actual collections may not meet expectations and may result in decreased cash flow and increased bad debt expense. Once collection efforts by the Company and its collection agency are exhausted, the determination for charging off uncollectible receivables is made.

NEXT CHARGING LLC

Notes to Financial Statements

For The Years Ended December 31, 2022 and 2021

Income Taxes

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of items that have been included or excluded in the financial statements or tax returns. Deferred tax assets and liabilities are determined on the basis of the difference between the tax basis of assets and liabilities and their respective financial reporting amounts (“temporary differences”) at enacted tax rates in effect for the years in which the temporary differences are expected to reverse.

The Company adopted the provisions of Accounting Standards Codification (“ASC”) Topic 740-10, which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Income taxes are passed through to the members of Next Charging LLC for 2021. Effective January 1, 2022, the Company is treated as a Corporation and the taxes are paid by the Corporation.

Management has evaluated and concluded that there are no material tax positions requiring recognition in the Company’s audited financial statements as of December 31, 2022. The Company does not expect any significant changes in its unrecognized tax benefits within twelve months of the reporting date. The Company’s 2020, 2021, and 2022 tax returns remain open for audit for Federal and State taxing authorities.

The Company’s policy is to classify assessments, if any, for tax related interest as interest expense and penalties as general and administrative expenses in the statement of operations.

As of December 31, 2022, we had a net operating loss carry-forward of approximately $(13,715) and a deferred tax asset of $2,880 using the statutory rate of 21%. The deferred tax asset may be recognized in future periods, not to exceed 20 years. However, due to the uncertainty of future events we have booked a valuation allowance of $(2,880). FASB ASC 740 prescribes recognition threshold and measurement attributes for the financial statement recognition and measurement of a tax position taken or expected to be takin in a tax return. FASB ASC 740 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. As of December 31, 2020, the Company had not taken any tax positions that would require disclosure under FASB ASC 740.

Net deferred tax assets consist of the following components as of December 31, 2022:

December 31, 2022
Deferred tax assets:	$2,880
Valuation allowance	(2,880)
Net deferred tax asset	$-

Advertising, Marketing and Promotional Costs

Advertising, marketing, and promotional expenses are expensed as incurred and are included in selling, general and administrative expenses on the accompanying audited statement of operations. For the twelve months ended December 31, 2022, and December 31, 2021, advertising, marketing, and promotion expenses were $10,000 and $10,875, respectively.

NEXT CHARGING LLC

Notes to Financial Statements

For The Years Ended December 31, 2022 and 2021

Recently Issued Accounting Pronouncements

The Company has evaluated all new accounting standards that are in effect and may impact its audited financial statements and does not believe that there are any other new accounting standards that have been issued that might have a material impact on its financial position or results of operations.

In June 2016, the FASB issued ASU No. 2016-13, “Financial Instruments—Credit Losses (Topic 326).” The standard introduces a new model for recognizing credit losses on financial instruments based on an estimate of current expected credit losses and will apply to trade receivables. The new guidance will be effective for the Company’s annual and interim periods beginning after December 15, 2022. The Company is currently evaluating the impact of the adoption of the standard on the consolidated financial statements.

Note 3 – Note Receivable - Related Party Transactions

During 2016 and 2017, the Company loaned to the Farkas Group, a related party, a total of $62,395 at 3% and due on demand. The notes have an accrued interest balance of $9,796 and $8,240 at December 31, 2022 and 2021, respectively. For the twelve months ended December 31, 2022 and 2021, the Company recorded $1,556 and $1,556, respectively, of interest income in relation to this note. The note balance of $62,395 is included in the note receivable – related party in current assets as of December 31, 2022 and December 31, 2021.

Note 4 – Commitments and Contingencies

Litigation, Claims and Assessments

In the normal course of business, the Company may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company’s financial position or results of operations.

Note 5 -Notes Payable-Related Party

During the normal course of business, Michael Farkas, a related party, has lent funds to the company to continue their operations. As of December 31, 2022 and 2021 the note payable -related party which is due on demand totaled $34,650 and is included in note payable-related party. Borrowings for the years ended December 31, 2022 and 2021 were $0 and $25,850, respectively. The note bears 5% interest and an additional 5% interest was imputed. Imputed interest expense for the years ended December 31, 2022 and 2021 was $1,732 and $840, respectively. Interest expense for the years ended December 31, 2022 and 2021 was $3,463 and $1,680, respectively.

Note 6 – Stockholders’ Equity

Authorized Capital

The Company is authorized to issue 100,000 shares of common stock, $0.001 par value, and 100,000 shares of common stock, $0.001 par value. Since the inception of the Company, all shares authorized, issued and outstanding has been to Michael Farkas, a related party.

Note 7 - Subsequent Event

Subsequent Event:

In 2023, the Company entered an agreement to be purchased by EzFill and is in the process of the due diligence process as of October 20, 2023.

Next Charging LLC

Balance Sheets

	September 30, 2023 (unaudited)	December 31, 2022 (audited)

Assets

Current Assets
Cash and cash equivalents	$54,843	$1,457
Restricted cash	1,000,000	-
Note receivable, related party, net of allowance	1,511,395	72,191
Total Current Assets	2,566,238	73,648

Fixed Assets, net	83,179	-

Total Assets	$2,649,417	$73,648

Liabilities and Stockholders’ Equity (Deficit)

Current Liabilities
Accounts payable and accrued expenses	$22,360	$3,916
Notes payable – related party	2,934,650	34,650
Total Current Liabilities	2,957,010	38,566

Total Liabilities	2,957,010	38,566

Commitments and Contingencies (Note 4)	-	-

Stockholders’ Equity (Deficit)
Common stock, par value $0.001: authorized 100,000 shares, 100,000 issued and outstanding as of September 30, 2023 and December 31, 2022	100	100
Additional paid-in capital	26,295	2,962
Accumulated (deficit) earnings	(333,988)	32,020
Stockholders’ Equity (Deficit)	(307,593)	35,082

Total Stockholders’ Equity (Deficit)	(307,593)	35,082

Total Liabilities and Stockholders’ Equity (Deficit)	$2,649,417	$73,648

The accompanying notes are an integral part of the unaudited financial statements

Next Charging LLC

Statements of Operations

For the Nine Months Ended September 30, 2023 and 2022

(Unaudited)

	2023	2022

Revenues	$-	$-

Costs and Expenses
General and administrative	64,049	5,000
Professional fees	281,138	1,808
Depreciation	5,555	-
Salaries and wages	114,643	-
Total operating expenses	465,385	6,808

Operating Loss	(465,385)	(6,808)

Other Income (expense)
Interest income	137,797	1,162
Interest expense	(38,420)	(2,592)
Total other income	99,377	(1,430)

Net Loss	$(366,008)	$(8,238)

Weighted Average Shares – Basic and Diluted	100,000	100,000
Earnings Per Share – Basic and Diluted	(3.66)	(0.08)

The accompanying notes are an integral part of the unaudited financial statements

Next Charging LLC

Statements of Changes in Stockholders’ Equity (Deficit)

For the Nine Months Ended September 30, 2023 and 2022

(Unaudited)

	Common Stock		Additional Paid-in	Accumulated	Total Stockholders’ Equity
	Shares	Amount	Capital	Deficit	(Deficit)

Balance, December 31, 2022	100,000	$100	$2,962	$32,020	$35,082
Imputed Interest – Related Party	-	-	23,333	-	23,333
Net loss	-	-	-	(366,008)	(366,008)
Balance, September 30, 2023	100,000	$100	$26,295	$(333,988)	$(307,593)

	Common Stock		Accumulated		Total Stockholders’ Equity
	Shares	Amount	Capital	Earnings	(Deficit)

Balance, December 31, 2021	100,000	$100	$1,230	$45,735	$47,065
Imputed Interest – Related Party	-	-	1,296	-	1,296
Net loss	-	-	-	(8,238)	(8,238)
Balance, September 30, 2022	100,000	$100	$2,526	$37,497	$40,123

The accompanying notes are an integral part of the unaudited financial statements

Next Charging LLC

Statements of Cash Flows

	For the Nine Months Ended September 30, 2023 (Unaudited)	For the Nine Months Ended September 30, 2022 (Unaudited)
Operating activities
Net loss	$(366,008)	$(8,238)
Adjustments to reconcile net loss to net cash (used) by operations:
Depreciation expense	5,555	-
Original Issue Discount Accretion	(118,689)	-
Imputed Interest – Related Party	23,333	1,296
Changes in operating assets and liabilities
(Increase) in:
Note receivable – related party	54,484	(1,165)
Increase in:
Accounts payable and accrued expenses	18,445	2,200
Net cash (used) in operating activities	(382,880)	(5,907)

Cash Flows Investing activities
Proceeds paid to related party	(1,375,000)	-
Vehicle purchase	(88,734)	-
Net cash (used) in investing activities	(1,463,734)	-

Cash Flow Financing activities
Proceeds from Related Party Notes Payable	2,900,000	-
Net cash provided by financing activities	2,900,000	-

Net increase (decrease) in cash	1,053,386	(5,907)

Cash and cash equivalents - beginning of period	1,457	12,364

Cash and cash equivalents - end of period	$1,054,843	$6,457

Supplemental disclosure of cash flow information
Cash paid for interest	$-	-
Cash paid for income tax	$-	-

The accompanying notes are an integral part of the unaudited financial statements

NEXT CHARGING LLC
Notes to Financial Statements
For The Nine Months Ending September 30, 2023
(unaudited)

Note 1 – Business Organization and Nature of Operations

Next Charging LLC (“Next Charging LLC” or the “Company”) was incorporated on April 20, 2016, under the laws of the State of Florida. Next Charging LLC is a Next Charging is a forward-thinking technology company dedicated to revolutionizing the vehicle (EV) charging industry. The Company owns the patent for contactless transactions, included payment processing across a communication network or charging a vehicle without physical cables or connecters.

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In the opinion of management, such statements include all adjustments (consisting only of normal recurring items) which are considered necessary for a fair presentation of the unaudited financial position of Next Charging LLC as of September 30, 2023 and September 30, 2022, and the unaudited results of its operations and cash flows for the nine months ended September 30, 2023 and 2022.

Note 2 – Summary of Significant Accounting Policies

Going Concern

There is substantial doubt about the Company to continue as a going concern. The Company without additional sources of debt or equity capital would potentially need to cease operations. Management plans to raise additional capital within the next twelve months that is expected to sustain its operations for the next year. No assurance can be given that any future financing will be available or, if available, that it will be on terms that are satisfactory to the Company. Even if the Company is able to obtain additional financing, it may contain restrictions on our operations, in the case of debt financing or cause substantial dilution for our stockholders, in case of equity financing. In addition, the Company expects to begin a marketing campaign to market and sell its services. There can be no assurance that such a plan will successful.

The accompanying condensed consolidated financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of 90 days or less to be cash equivalents. At September 30, 2023, the Company has $54,843 in cash and cash equivalents (excluding $1,000,000 of restricted cash) and $1,457 at December 31, 2022.

Restricted Cash

In the 3rd quarter of 2023, the Company paid a deposit of $1 million into a 3rd party escrow bank account held by an outside attorney for the purpose of purchasing Wave Charging, a subsidiary of Ideanomics Inc. Next Charging and Ideanomics are currently in the process of negotiating a transaction wherein Ideanomics Inc will sell Wireless Advanced Vehicle Electrification, LLC (Wave Charging), a Delaware limited liability company and a wholly owned subsidiary of Ideanomics to Next Charging ; Once Next Charging, as part of the due diligence review, has received a legal opinion confirming ownership of the Wave IP and thus completing its due diligence the escrow payment of $1 million will be released to Ideanomics Inc.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Estimates may include those pertaining to stock-based compensation, depreciable lives of fixed assets and deferred tax assets. Actual results could materially differ from those estimates.

NEXT CHARGING LLC
Notes to Financial Statements
For The Nine Months Ending September 30, 2023
(unaudited)

Note and Interest Receivable

Note and Interest receivable are recorded at fair value on the date revenue is recognized. The Company provides allowances for doubtful accounts by specific customer identification. If market conditions decline, actual collections may not meet expectations and may result in decreased cash flow and increased bad debt expense. Once collection efforts by the Company and its collection agency are exhausted, the determination for charging off uncollectible receivables is made.

Income Taxes

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of items that have been included or excluded in the financial statements or tax returns. Deferred tax assets and liabilities are determined on the basis of the difference between the tax basis of assets and liabilities and their respective financial reporting amounts (“temporary differences”) at enacted tax rates in effect for the years in which the temporary differences are expected to reverse.

The Company adopted the provisions of Accounting Standards Codification (“ASC”) Topic 740-10, which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Income taxes are passed through to the members of Next Charging LLC for 2021. Effective January 1, 2022, the Company is treated as a Corporation and the taxes are paid by the Corporation.

Management has evaluated and concluded that there are no material tax positions requiring recognition in the Company’s unaudited financial statements as of September 30, 2023. The Company does not expect any significant changes in its unrecognized tax benefits within twelve months of the reporting date. The Company’s 2020, 2021, and 2022 tax returns remain open for audit for Federal and State taxing authorities.

The Company’s policy is to classify assessments, if any, for tax related interest as interest expense and penalties as general and administrative expenses in the statement of operations.

As of September 30, 2023, we had a net operating loss carry-forward of approximately $(366,008) and a deferred tax asset of $76,862 using the statutory rate of 21%. The deferred tax asset may be recognized in future periods, not to exceed 20 years. However, due to the uncertainty of future events we have booked a valuation allowance of $(76,862). FASB ASC 740 prescribes recognition threshold and measurement attributes for the financial statement recognition and measurement of a tax position taken or expected to be takin in a tax return. FASB ASC 740 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. As of September 30, 2023, the Company had not taken any tax positions that would require disclosure under FASB ASC 740.

Advertising, Marketing and Promotional Costs

Advertising, marketing, and promotional expenses are expensed as incurred and are included in selling, general and administrative expenses on the accompanying unaudited statement of operations. For the nine months ended September 30, 2023 and 2022, advertising, marketing, and promotion expenses were $20,539 and $5,000, respectively.

NEXT CHARGING LLC
Notes to Financial Statements
For The Nine Months Ending September 30, 2023
(unaudited)

Property and equipment

Property and equipment consist of furniture and office equipment and is stated at cost less accumulated depreciation. Depreciation is determined by using the straight-line method for property and equipment, over the estimated useful lives of the related assets, generally three to five years and vehicles over the useful life of 5 years.

Expenditures for repairs and maintenance of equipment are charged to expense as incurred. Major replacements and betterments are capitalized and depreciated over the remaining useful lives of the related assets.

Property and equipment as of September 30, 2023:

Vehicle	$88,734
Total	88,734
Less Accumulated Depreciation	5,555
Property and Equipment, net	$83,179

Depreciation expense for the nine months ended September 30, 2023 totaled $5,555.

Recently Issued Accounting Pronouncements

The Company has evaluated all new accounting standards that are in effect and may impact its unaudited financial statements and does not believe that there are any other new accounting standards that have been issued that might have a material impact on its financial position or results of operations.

In June 2016, the FASB issued ASU No. 2016-13, “Financial Instruments—Credit Losses (Topic 326).” The standard introduces a new model for recognizing credit losses on financial instruments based on an estimate of current expected credit losses and will apply to trade receivables. The new guidance will be effective for the Company’s annual and interim periods beginning after December 15, 2022. The Company has adopted this pronouncement effective January 1, 2023 and determined no material effect on the consolidated financial statements.

Note 3 – Note Receivable - Related Party Transactions

During 2016 and 2017, the Company loaned to the Farkas Group, a related party, a total of $62,395 at 3% and due on demand. The notes have an accrued interest balance of $0 and $9,796 at September 30, 2023 and December 31, 2022, respectively. The note receivable balance was fully paid off during the 3rd quarter of 2023.

On September 22, 2023, the Company loaned to the Next NRG LLC, a related party, a total of $25,000 at 4% and due on September 22, 2024. The notes have an accrued interest balance of $22 at September 30, 2023.

During 2023, the Company loaned several two-month (2) notes receivables to EZFill, a related party, with an aggregate face amount of $1,485,000, less original issue discounts of $135,000, resulting in net proceeds of $1,350,000 at 8% with an automatic extension for an additional 2 months periods unless Lender sends 10 days written notice, prior to end of any two month period, that it does not wish to extend the note at which point the end of the then current two month period shall be the Maturity Date. Notwithstanding the above, upon Borrower completing a capital raise (debt or equity) of at least $3,000,000 the entire outstanding principal and interest through the Maturity Date shall be immediately due and payable. The accretion income earned as of September 30, 2023, was $118,689 which is included in interest income. The notes have an accrued interest balance of $16,076 at September 30, 2023.

NEXT CHARGING LLC
Notes to Financial Statements
For The Nine Months Ending September 30, 2023
(unaudited)

Note 4 – Commitments and Contingencies

Litigation, Claims and Assessments

In the normal course of business, the Company may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company’s financial position or results of operations.

Note 5- Notes Payable- Related Party

Notes Payable – Related Party

During the normal course of business, Michael Farkas, a related party, has lent funds to the company to continue their operations. As of September 30, 2023 and December 31, 2022, the note payable -related party which is due on demand totaled $2,934,650 and $34,650, respectively, and is included in long term note payable-related party. Borrowings for the nine-month periods ended September 30, 2023 and 2022 were $2,900,000 and $34,650, respectively. The note bears 4%-5% interest and an additional 5%-6% interest was imputed. Interest expense for the nine-month periods ended September 30, 2023 and 2022 was $23,333 and $1,296, respectively.

Note 6 – Stockholders’ Equity

Authorized Capital

The Company is authorized to issue 100,000 shares of common stock, $0.001 par value, and 100,000 shares of common stock, $0.001 par value. Since the inception of the Company, all shares authorized, issued and outstanding has been to Michael Farkas, a related party.

Note 7 - Subsequent Event

Subsequent Event:

In 2023, the Company entered into an agreement to be purchased by EzFill and is in the process of the due diligence process as of November 21, 2023

ANNEX E

AMENDMENT TO THE EZFILL HOLDINGS, INC. 2023 EQUITY INCENTIVE PLAN

1.	Section 4.1 and Section 4.3 of the EzFill Holdings, Inc. 2023 Equity Incentive Plan (the “Plan”) of EzFill, Holdings Inc. (the “Company”) are amended to state as follows:

4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 14 (Adjustments Upon Changes in Stock), no more than 2,900,000 shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

…

4.3 Subject to adjustment in accordance with Section 14, no more than 2,900,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

2.	All other provisions of the Plan remain in full force and effect.

ANNEX F

INFORMATION CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation in this Information Statement on Form 14-C of our report dated November 27, 2023, of NEXT Charging LLC. relating to the audit of the financial statements as of December 31, 2022 and 2021, and for the periods then ended, and the reference to our firm under the caption “Experts” in the Information Statement.

/s/ M&K CPA’s, PLLC

The Woodlands, Texas

December 29, 2023